UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2015

Financial Square Funds
Federal*
Government
Money Market
Prime Obligations
Tax-Exempt California
Tax-Exempt New York
Tax-Free Money Market
Treasury Instruments
Treasury Obligations

*Effective after the close of business on September 30, 2015, the name of the Goldman Sachs Financial Square Federal Fund was changed to the Goldman Sachs Financial Square Treasury Solutions Fund (the “Fund”). Effective after the close of business on September 30, 2015, certain changes were also made to the Fund’s investment strategies. These changes narrowed the range of investments in “government securities” in which the Fund may invest.

Goldman Sachs Financial Square Funds

■	FEDERAL FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT CALIFORNIA FUND

■	TAX-EXEMPT NEW YORK FUND

■	TAX-FREE MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Results	6

Fund Basics	9

Yield Summary	11

Sector Allocations	12

Schedules of Investments	14

Financial Statements	58

Financial Highlights	66

Notes to Financial Statements	84

Report of Independent Registered Public Accounting Firm	104

Other Information	105

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Taxable Funds The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities (as defined in the Funds’ Prospectuses), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in U.S. Treasury Obligations (as defined in the Fund’s Prospectus) and repurchase agreements collateralized by such securities. The Treasury Instruments Fund pursues its investment objective by investing only in U.S. Treasury Obligations (as defined in the Fund’s Prospectuses), the interest from which is generally exempt from state income taxation. The Government Fund pursues its investment objective by investing only in U.S. Government Securities (as defined in the Fund’s Prospectus) and repurchase agreements collateralized by such securities. The Federal Fund pursues its investment objective by investing only in U.S. Government Securities (as defined in the Fund’s Prospectuses). You should consult your tax adviser to determine whether distributions from the Treasury Instruments Fund (and any other Fund) are exempt from state income taxation in your own state. In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds may be subject to additional investment restrictions.

Tax-Exempt Funds The Tax-Free Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from those taxes. The Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax. In order to obtain a rating from a rating organization, the Tax-Free Money Market Fund may be subject to additional investment restrictions.

An investment in a Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

MARKET REVIEW

Goldman Sachs Financial Square Funds

Economic and Market Review

During the 12-month period ended August 31, 2015 (the “Reporting Period”), the Federal Reserve (the “Fed”) held its federal funds (“fed funds”) target rate near zero and signaled it could possibly begin tightening monetary policy in 2015, though the decision remained data dependent.

When the Reporting Period began in September 2014, U.S. economic data strengthened somewhat, especially within the labor market, where unemployment declined to 5.9%, though this was partially driven by a drop in labor force participation. Approximately 248,000 jobs were added in September 2014, and the previous two months were revised upward by 69,000. However, average hourly earnings remained flat, and manufacturing data and consumer confidence came in below expectations. Weaker global economic data and continued political tensions also weighed on investor risk sentiment. As a result of persistently low inflation and weaker economic data, the European Central Bank (“ECB”) implemented easing measures in the form of rate cuts, targeted long-term refinancing operations (“TLTROs”) and asset purchase programs. (TLTROs are a two-step plan, with a first phase linked to the outstanding amount of bank loans to the non-financial private sector and a second phase linked to the flow of net lending.)

U.S. economic data continued to show strength during the fourth quarter of 2014. Non-farm payrolls increased by 252,000 in December 2014, which followed an unexpectedly strong 353,000 increase in November 2014. The unemployment rate fell to 5.6%, though this was again partially due to a decrease in labor force participation. The Fed’s statement following its December 2014 meeting was slightly more dovish than expected, with the “considerable time” forward guidance language kept in and with the Fed judging that it could be “patient” before normalizing, or raising, rates. The Fed’s press conference following the meeting leaned a bit more on the hawkish side. (Dovish language tends to suggest lower interest rates; hawkish language tend to suggest higher interest rates.) Fed Chair Yellen indicated at the press conference that the Fed’s guidance suggested rate hikes would not occur for “at least a couple of meetings.” At the end of February 2015, and based on Yellen’s comments, the consensus was that an April or June 2015 rate hike was possible. The subsequent minutes noted that the Fed could hike rates with inflation at then-current levels, while oil and U.S. dollar moves were seen as pushing inflation “temporarily lower.” The Fed highlighted global concerns and reiterated that the timing of the first hike would be data dependent. The Global Composite Purchasing Managers Index (“PMI”) declined slightly to 52.3 in December 2014 from 53.1 the previous month. The Global Composite PMI had fallen each month since hitting a three-year high in July 2014. U.S. output slowed toward the end of the year 2014 but remained solid.

During the first quarter of 2015 overall, central bank policy divergence was a major theme. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified, with the ECB announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy as well. The ECB’s quantitative easing purchases, accomplished through its public sector purchase program (“PSPP”), contributed to broadly lower yields, with approximately 25% of euro-denominated sovereign debt recording negative yields. In January 2015, the Fed announced it had added seven banks, six government agencies and 12 money market funds — including the Goldman Sachs Financial Square Federal Fund and the Goldman Sachs Financial Square Tax-Free Money Market Fund — as reverse repurchase agreement counterparties. Also in January 2015, the Fed released more details about the additional testing of its term reverse repurchase agreement program (“RRP”). (Through the RRP, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRP is intended to help set a floor under short-term interest rates after years of near-zero Fed policy

MARKET REVIEW

rates and quantitative easing.) During March 2015, the Fed dropped the word “patient” from its forward guidance regarding the first interest rate hike, as widely expected. However, the Fed’s statement, press conference and projections all softened the impact of that change in language. Indeed, the Fed’s economic projections and data points were notably dovish. For example, the Fed downgraded its description of economic activity from growth at a “solid pace” to growth having “moderated somewhat.” The median projection for the fed funds rate fell 50 basis points to 0.625% at year end-2015, fell 62.5 basis points to 1.875% at year end-2016 and fell 50 basis points to 3.125% at year end-2017. (A basis point if 1/100th of a percentage point.) The March 2015 Fed minutes released at the beginning of April 2015 pointed to a divergence of views among Fed policymakers on monetary policy normalization. U.S. nonfarm payroll employment for March 2015 was disappointing, falling short of consensus expectations — 126,000 versus the 245,000 median forecast. The U.S. unemployment rate remained steady at 5.5%, but labor force participation declined by one-tenth to 62.7%. Average hourly earnings for all workers rose 0.3% versus consensus of 0.2%.

In the second quarter of 2015, the temporary effects of a harsh winter and west coast port closures, which had led to more pronounced U.S. economic weakness than expected during the first quarter of 2015, were widely expected to roll off and for the U.S. economy to bounce back somewhat. Abroad, the Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece. Chinese indicators exhibited a broad-based slowdown, adding to market participants’ doubts about the viability of the country’s 7% growth target. The Fed’s June 2015 statement provided updated projections as well as fed funds forecasts. Although the statement acknowledged improvement in housing data, household spending and labor market conditions, Fed officials appeared cautious about the pace of any rate hikes. In addition, during a speech about the economic outlook, Fed Chair Yellen said she still expected the Fed to raise interest rates in 2015, but noted that “unanticipated developments could delay or accelerate this first step” and that the economic/inflation outlook “remains highly uncertain.” She reiterated that the pace of rate increases would be gradual. U.S. nonfarm payroll employment for June 2015 came in slightly below consensus expectations, with 223,000 new jobs versus the 233,000 median forecast and a downward net revision of 60,000 for April and May 2015, collectively. The unemployment rate continued to drop closer to full employment levels, and employment data overall generally came in ahead of consensus. (Full employment is a situation in which all available labor resources are being used in the most economically efficient way. It represents the highest amount of skilled and unskilled labor that could be employed within an economy at any given time.) However, the labor force participation rate dropped sharply to 62.6% from 62.9%. Wages remained below levels consistent with the Fed’s inflation targets.

In July 2015, economic data remained largely mixed. Although second quarter 2015 U.S. Gross Domestic Product (“GDP”) was below consensus at 2.3%, first quarter 2015 GDP was revised up to 0.6%. U.S. nonfarm payrolls were slightly below expectations at 215,000 new jobs versus the median forecast of 225,000. Average hourly earnings rose by 2.1% year over year but were lower than consensus expectations. Household employment growth remained modest, increasing by 101,000 in July 2015 and averaging gains of 106,000 per month during the previous three months. After falling 0.3% in June 2015, the labor force participation rate remained at 62.6% in July 2015. The Fed’s July 2015 meeting contained no updated economic projections. Minutes from the meeting were generally perceived as dovish, with “almost all” members needing more evidence before they would feel “reasonably confident” in the inflation outlook. However, in early August 2015, Atlanta Fed President Lockhart made some hawkish comments, noting he would need to see a “significant deterioration in the data” to convince him not to increase the fed funds rate at the September 2015 meeting. As a result, U.S. Treasury yields increased along the yield curve. (Yield curve is a spectrum of maturities.)

MARKET REVIEW

In August 2015, employment data were weaker than expected, with 173,000 new jobs added versus the 217,000 expected. Still, there was an upward net revision of 44,000 for June and July 2015, collectively. The unemployment rate dropped 0.2% to 5.1%, and average hourly earnings ticked up to 2.2% year over year. The labor force participation remained constant at 62.6%. Though a rate hike at the Fed’s September 2015 meeting remained a possibility, many market participants seemed to believe the Fed might delay action.

During the Reporting Period, there were also several money market fund reforms by the Securities & Exchange Commission (“SEC”). As part of a global push to safeguard money market funds, on July 23, 2014, the SEC had approved changes to the rules governing U.S. money market funds under the Investment Company Act of 1940. Three of the five SEC Commissioners approved the amendments, which were initially proposed in July 2013. On August 14, 2014, these amendments were posted to the Federal Register. Though the changes are significant, it is important to note that implementation is not required for some time, so there is no immediate impact on money market funds.

The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. For purposes of the amendments, money market funds are divided into three categories: 1) government funds, which will be required to invest at least 99.5% of total assets (previously 80%) in cash, U.S. government securities (as defined in Section 2(a)(16) of the 1940 Act) and/or repurchase agreements “collateralized fully” by cash or U.S. government securities; 2) institutional prime funds, which invest primarily in credit instruments; and 3) municipal/tax-exempt funds, which invest in municipal and tax-exempt securities. In addition, the rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The new requirements include:

•	Floating net asset value (“NAV”) — Only institutional prime and institutional municipal/ tax-exempt funds will be required to move to a floating NAV. Funds subject to this requirement will need to round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the current practice whereby NAVs are fixed at $1.00 per share.

•	Liquidity fees and redemption gates — Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•	If a fund’s weekly liquid assets fall below 30% of its total assets, the fund board would be allowed to impose a liquidity fee of up to 2% on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10% of its total assets, the fund board is required to impose a 1% liquidity fee unless the board determines to impose a different fee or no fee.

•	A fund is not under any circumstances obliged to impose a liquidity fee or redemption gate.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with further disclosure and reporting requirements.

MARKET REVIEW

In order to provide market participants adequate time to prepare for these changes, the SEC notes that the most significant changes are not required until October 14, 2016. Some of the less significant changes, such as Form N-CR reporting requirements, went into effect in July 2015, while others will go into effect 18 months from the effective date of the rules (October 14, 2014). The changes will have little impact on Goldman Sachs Asset Management’s general investment strategy with respect to money market funds, which adopts a conservative risk-managed approach to seek to provide liquidity solutions that fit clients’ needs, no matter what the market environment or constraints.

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields remained low during the Reporting Period due primarily to the market factors discussed in the Economic and Market Review. With the targeted federal funds rate near zero throughout the Reporting Period, money market yields were anchored near the same level with little difference between maturities. After investors began to price in the potential of Federal Reserve (“Fed”) tightening in 2015, the taxable money market yield curve, or spectrum of maturities, steepened slightly but overall remained extremely flat. The tax-exempt money market yield curve also remained extremely flat throughout the Reporting Period.

Though we positioned the Funds to take advantage of changes in the interest rate environment, conditions during the Reporting Period did not provide bountiful opportunities to generate additional yield. That said, we seek to manage the Funds consistently regardless of interest rate conditions. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential.

Q	How did you manage the taxable Funds during the Reporting Period?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper and certificates of deposit during the Reporting Period.

From the start of the Reporting Period through the end of 2014, U.S. Treasury bill and agency security curves remained flat out to nine to 10 months, but offered some premium beyond that. General collateral repo became less expensive throughout the fourth calendar quarter, and interest rates stayed elevated above the Fed’s reverse repurchase agreement program (“RRP”)[1] facility rate, as supply increased and

[1]	Through the RRP, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRP is intended to help set a floor under short-term interest rates after years of near-zero Fed policy rates and quantitative easing.
additional Treasury bills were issued. In addition, the Fed began testing different RRP facility rates, decreasing the offering rate to three basis points and raising it to seven basis points and 10 basis points for two week spans. (A basis point is 1/100th of a percentage point.) During the fourth calendar quarter, average use of the overnight RRP facility was $123 billion. These operations were extended until January 2016, and more testing was likely before the “lift off” of short-term interest rates, as the Fed is calling its anticipated first rate hike. The New York Fed also used term RRP operations during December 2014. The operations were held each Monday from December 8, 2014 through December 29, 2014 (four in total) with all operations maturing January 5, 2015. This additional term operation resulted in a reduction in the overnight RRP operation takedown, or usage.

During the first quarter of 2015, general collateral repurchase agreements (“repo”) cheapened, and rates stayed elevated above the Fed’s RRP facility rate, spiking particularly at quarter end due to tight balance sheets. At that time, we entered a period of seasonal bill paydowns, which began in earnest in mid-April 2015 when the U.S. Treasury reduced issuance as a result of an influx of revenue from tax receipts. This exacerbated supply/demand dislocations at the short-term end of the yield curve.

The end of the second quarter of 2015 presented wide gaps in repo levels, with significant spreads, or differentials, between bilateral funding levels, interdealer funding levels and execution levels for money market funds, as market participants unable to efficiently use balance sheets were forced to invest at expensive levels. Repo balances for money market funds came down as expected, and market usage of the Fed’s RRP facility overall was in line with recent quarter ends — approximately $400 billion of a total of $500 billion in available capacity.

Repo rates remained relatively high during July 2015 and through the end of the Reporting Period. A key driver was the Fed’s short-term wholesale funding rules for globally

PORTFOLIO RESULTS

important bank holding companies (“GSIB”), which went into effect on July 31, 2015.[2]

During the first half of the Reporting Period, we looked for opportunities to extend the weighted average maturity of all the taxable Funds, especially as the money markets began to price in the potential of Fed tightening in 2015. (The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.) During the first four months of the Reporting Period, we targeted a weighted average maturity of between 30 days and 60 days in our taxable government repo strategies (i.e., the Goldman Sachs Financial Square Government Fund, the Goldman Sachs Financial Square Treasury Obligations Fund, and, when it was added as an RRP counterparty in January 2015, the Goldman Sachs Financial Square Federal Fund). We targeted a weighted average maturity of between 35 days and 55 days in our taxable commercial paper strategies (i.e., the Goldman Sachs Financial Square Money Market Fund and the Goldman Sachs Financial Square Prime Obligations Fund) and between 50 days and 60 days in our government non-repo strategies (i.e., the Goldman Sachs Financial Square Treasury Instruments Fund and, until January 2015, when it was added as an RRP counterparty, the Goldman Sachs Financial Square Federal Fund). In the first quarter of 2015, we targeted a weighted average maturity of between 35 days and 55 days in our taxable commercial paper strategies, a weighted average maturity of between 45 days and 60 days in our taxable government repo strategies and a weighted average maturity of between 40 days and 60 days in our government non-repo strategies.

During the second quarter of 2015 and through the end of the Reporting Period, we focused on opportunistically extending the duration of our strategies that do not have RRP access. In addition, in our taxable commercial paper strategies, we sought to maintain high levels of liquidity ahead of what we expect to be a rotation of cash from taxable commercial paper strategies to taxable government repo strategies in anticipation of the implementation of money market fund reform. Overall, during the second calendar quarter, we targeted a weighted average maturity of between 30 days and 50 days in our taxable commercial paper strategies, a weighted average maturity of between 40 days and 60 days in our taxable government repo strategies and a weighted average maturity of between 45 days and 60 days in our

[2]	Under the Fed’s rules, a firm that is identified as a GSIB will have to hold additional capital to increase its resiliency in light of the greater threat it poses to the financial stability of the United States.
taxable government non-repo strategies. In the final two months of the Reporting Period, we targeted a weighted average maturity of between 25 days and 45 days in our taxable commercial paper strategies, a weighted average maturity of between 35 days and 55 days in our taxable government repo strategies and a weighted average maturity of between 50 days and 60 days in our taxable government non-repo strategies.

Q	How did you manage the tax-exempt Funds during the Reporting Period?

A	Collectively, the tax-exempt Funds had investments during the Reporting Period in variable rate demand notes (“VRDNs”), tax-exempt commercial paper, tax anticipation notes, general obligation bonds, revenue bonds and municipal put bonds.

The Securities Industry and Financial Markets Association (“SIFMA”) 7-day VRDN Index remained near record lows for much of the Reporting Period, as high demand and strained supply put pressure on VRDN prices. Inventory remained at historically low levels. The 7-day VRDN Index began the Reporting Period near 0.03%, as VRDN inventory remained light and tax-exempt money market funds generally held large cash balances. For most of the fourth quarter of 2014, demand was strong and inventory was weak, with the 7-day VRDN Index trading between 0.04% and 0.05%. In December 2014, the 7-day VRDN Index reset to 0.03%, matching its all-time low up to that time, as inventory plummeted and tax-exempt money market funds received significant investment inflows.

In the first quarter of 2015, the 7-day VRDN Index stayed near 0.02%, a new all-time low, as VRDN inventory remained light and tax-exempt money market funds remained flush with cash. In the second calendar quarter, as the tax filing deadline approached, investment outflows increased, putting upward pressure on short-term tax-exempt yields. The 7-day VRDN Index reached a high for the Reporting Period of 0.12% during April 2015, but fell to 0.04% by the end of the second calendar quarter, as tax-exempt money market funds saw large investment inflows and a corresponding decrease in VRDN inventory. During the final two months of the Reporting Period, the 7-day VRDN Index remained near 0.02%.

In September 2014, we maintained a weighted average maturity of between 20 days and 30 days in the Goldman Sachs Financial Square Tax-Free Money Market Fund, extending its weighted average maturity to a range of

PORTFOLIO RESULTS

between 40 days and 50 days during the fourth quarter of 2014. In the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund, we targeted a weighted average maturity of between 15 days and 35 days from the beginning of the Reporting Period through the end of 2014. For most of the first quarter of 2015, we targeted a weighted average maturity of between 30 days and 50 days in the Goldman Sachs Financial Square Tax-Free Money Market Fund and a weighted average maturity of between 20 days and 40 days in the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund. In the second quarter of 2015 and through the end of the Reporting Period, we targeted a slightly shorter weighted average maturity in all our tax-exempt strategies to give us the flexibility to capture higher yields when interest rates start to rise, which we expected to begin later in 2015. More specifically, during the second calendar quarter, we targeted a weighted average maturity of between 20 days and 40 days in the Goldman Sachs Financial Square Tax-Free Money Market Fund and a weighted average maturity of between 15 days and 35 days in the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund. In the last two months of the Reporting Period, we targeted a weighted average maturity of between 20 days and 40 days in the Goldman Sachs Financial Square Tax-Free Money Market Fund and a weighted average maturity of between 10 days and 20 days in the Goldman Sachs Financial Square Tax-Exempt California Fund and the Goldman Sachs Financial Square Tax-Exempt New York Fund.

Q	How did you manage the taxable and tax-exempt Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of all the taxable and tax-exempt Funds below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	As mentioned previously, we made adjustments to the Funds’ weighted average maturity based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

In addition, we began to gradually transition the Goldman Sachs Financial Square Federal Fund’s portfolio holdings to comply with a change in the Fund’s investment strategy that will take effect after the close of business on September 30, 2015. In June 2015, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved changes to the Fund’s investment strategy that will narrow the range of investments in government securities in which the Fund may invest. As part of these changes, the Board also approved a change in the Fund’s name to the Goldman Sachs Financial Square Treasury Solutions Fund. By gradually transitioning the Fund’s portfolio holdings to comply with the Fund’s new investment strategy, we can avoid selling portfolio securities at times when we might not otherwise do so, which could result in increased transaction costs. During the Reporting Period, the Fund continued to comply with its existing investment strategy, which permits the intended investments.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	Given money market fund reform and the dwindling supply of high quality securities, we expect to see strong demand for short-term government paper in the near term. Therefore, in our taxable government strategies, we plan to hold positions at the longer end of the weighted average maturity range, especially as we expect a steepening of the taxable money market yield curve and for taxable government securities to begin pricing in the potential for Fed tightening later in 2015. Because of uncertainty surrounding the upcoming implementation of money market fund reform, we plan to maintain positions at the shorter end of the weighted average maturity range in our taxable commercial paper strategies and in the tax-exempt Funds.

While interest rates remained low at the end of the Reporting Period, the Fed maintains that it might begin to raise rates sometime in 2015, though the decision remains data dependent. We expect to keep the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of our Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to navigate the interest rate environment.

FUND BASICS

Financial Square Funds

as of August 31, 2015

PERFORMANCE REVIEW[1]
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[2] FST Shares	iMoneynet Institutional Average[3]
Federal	0.01%	0.01%[4]
Government	0.01	0.01	[4]
Money Market	0.09	0.03	[5]
Prime Obligations	0.03	0.03	[5]
Tax-Exempt California	0.01	0.01	[6]
Tax-Exempt New York	0.01	0.01	[6]
Tax-Free Money Market	0.01	0.01	[7]
Treasury Instruments	0.00	0.00	[8]
Treasury Obligations	0.01	0.01	[9]

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Each of the Government, Treasury Obligations, Money Market, Treasury Instruments, Federal and Tax-Free Money Market Funds offers nine separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), each of the Tax-Exempt California and Tax-Exempt New York Funds offers four separate classes of shares (FST, Administration, Service and Cash Management), and the Prime Obligations Fund offers ten separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The FST Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.15%, Administration Shares (for all other Funds) pay 0.25%, Service Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.40%, Service Shares (for all other Funds) pay 0.50%, Cash Management Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 1.00%, Cash Management Shares (for all other Funds) pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, and Class C Shares each pay 1.00%.

If these fees were reflected in the above performance, performance would have been reduced.

An investment in any of the Financial Square Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.

[3]	Source: iMoneyNet, Inc. August 2015.

[4]	Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[5]	First Tier Institutional — Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[6]	Tax-Free State-Specific — Category includes all retail and institutional State-Specific money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

[7]	Tax-Free National — Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

[8]	Treasury Institutional — Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

[9]	Treasury & Repo Institutional — Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1,10]
For the period ended 6/30/15	SEC 7-Day Current Yield[11]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal	0.00%	0.01%	0.01%	1.43%	2.43%	2/28/97
Government	0.01	0.01	0.03	1.47	2.88	4/6/93
Money Market	0.11	0.08	0.12	1.56	2.95	5/18/94
Prime Obligations	0.03	0.03	0.07	1.53	3.27	3/8/90
Tax-Exempt California	0.01	0.01	0.01	0.90	2.10	10/4/88
Tax-Exempt New York	0.01	0.01	0.02	0.92	1.83	2/15/91
Tax-Free Money Market	0.01	0.01	0.04	1.06	1.91	7/19/94
Treasury Instruments	0.00	0.00	0.00	1.23	2.21	3/3/97
Treasury Obligations	0.00	0.01	0.01	1.31	3.08	4/25/90

[10]	Standardized Average Annual Total Returns are average annual total returns of FST Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value.

Because FST Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[11]	The SEC 7-Day Current Yield figures are as of 6/30/15 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Average Annual Total Return figures.

YIELD SUMMARY

SUMMARY OF THE FST SHARES[1] AS OF 8/31/15
Funds	7-Day Dist. Yield[12]	SEC 7-Day Effective Yield[13]	30-Day Average Yield[14]	Weighted Avg. Maturity (days)[15]	Weighted Avg. Life (days)[16]
Federal	0.01%	0.01%	0.01%	56	63
Government	0.02	0.02	0.01	49	116
Money Market	0.13	0.13	0.12	32	67
Prime Obligations	0.07	0.07	0.08	33	53
Tax-Exempt California	0.01	0.01	0.01	11	11
Tax-Exempt New York	0.01	0.01	0.01	15	15
Tax-Free Money Market	0.01	0.01	0.01	38	41
Treasury Instruments	0.00	0.00	0.00	58	119
Treasury Obligations	0.01	0.00	0.01	57	95

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[12]	The 7-Day Distribution yield is the average total return over the previous seven days. It is the Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[13]	The SEC 7-Day Current Yield and SEC 7-Day Effective Yield of a Fund are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]	A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]	A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

SECTOR ALLOCATIONS

TAXABLE FUNDS[17]
as of August 31, 2015
Security Type (Percentage of Net Assets)	Federal	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations
Certificates of Deposit - Eurodollar	—	—	1.7%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	16.9	—	—	—
Commercial Paper & Corporate Obligations	—	—	14.5	31.6%	—	—
Fixed Rate Municipal Debt Obligation	—	—	0.5	2.1	—	—
Repurchase Agreements	37.8%	54.4%	21.3	43.9	—	58.1%
Time Deposits	—	—	16.7	—	—	—
U.S. Government Agency Obligations	37.1	43.6	2.0	7.7	—	—
U.S. Treasury Obligations	58.8	—	—	2.0	99.2%	57.4
Variable Rate Municipal Debt Obligations	—	—	0.6	2.5	—	—
Variable Rate Obligations	—	—	26.4	11.0	—	—
as of August 31, 2014
Security Type (Percentage of Net Assets)	Federal	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations
Certificates of Deposit - Eurodollar	—	—	2.7%	—	—	—
Certificates of Deposit - Yankeedollar	—	—	18.2	2.9%	—	—
Commercial Paper & Corporate Obligations	—	—	9.8	20.7	—	—
Fixed Rate Municipal Debt Obligation	—	—	—	2.1	—	—
Repurchase Agreements	—	55.3%	27.3	47.0	—	84.2%
Time Deposits	—	—	20.3	1.4	—	—
U.S. Government Agency Obligations	83.6%	44.7	2.2	8.9	—	—
U.S. Treasury Obligations	10.7	—	—	—	89.4%	12.8
Variable Rate Municipal Debt Obligations	—	—	1.0	3.9	—	—
Variable Rate Obligations	—	—	18.5	13.1	—	—

[17]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAX-EXEMPT FUNDS[18]
as of August 31, 2015
Security Type (Percentage of Net Assets)	Tax-Exempt California	Tax-Exempt New York	Tax-Free Money Market
Bond Anticipation Notes	—	5.0%	1.7%
Commercial Paper	6.3%	3.5	11.8
General Obligation Bonds	0.2	—	6.9
Pre-Refunded Bonds	—	—	0.5
Put Bonds	—	—	0.9
Repurchase Agreements	—	—	0.6
Revenue Anticipation Notes	—	—	0.3
Revenue Bonds	2.2	1.5	1.9
Tax and Revenue Anticipation Notes	—	—	1.4
Tax Anticipation Notes	—	2.7	0.2
U.S. Government Agency Obligations	0.8	—	0.9
Variable Rate Obligations	90.4	86.1	73.5
as of August 31, 2014
Security Type (Percentage of Net Assets)	Tax-Exempt California	Tax-Exempt New York	Tax-Free Money Market
Commercial Paper	4.7%	3.9%	11.4%
General Obligation Bonds	1.7	0.9	4.2
Pre-Refunded Bonds	1.8	—	0.5
Put Bonds	0.4	—	0.7
Revenue Anticipation Notes	0.8	—	0.5
Revenue Bonds	0.9	7.5	1.7
Tax and Revenue Anticipation Notes	0.7	—	0.1
Tax Anticipation Notes	—	1.6	0.5
Variable Rate Obligations	88.9	85.8	80.3

[18]	Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities

FINANCIAL SQUARE FEDERAL FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 37.1%
Federal Farm Credit Bank
$60,000,000	0.149	%(a)	09/02/15	$59,999,966
41,047,000	0.550		09/16/15	41,052,354
32,000,000	0.165	(a)	10/05/15	31,999,691
20,000,000	0.121	(a)	10/13/15	19,999,655
75,000,000	0.154	(a)	10/13/15	74,999,995
10,000,000	0.210	(a)	10/22/15	10,000,777
16,200,000	0.150	(a)	10/26/15	16,199,876
15,720,000	0.249	(a)	10/26/15	15,721,938
39,800,000	0.205	(a)	11/19/15	39,802,655
12,000,000	0.218	(a)	11/25/15	11,999,129
100,000,000	0.177	(a)	11/30/15	99,997,517
50,000,000	0.140	(a)	12/28/15	49,998,525
Federal Home Loan Bank
16,900,000	0.051		09/02/15	16,899,977
184,936,000	0.054		09/02/15	184,935,728
33,200,000	0.125		09/02/15	33,199,879
23,000,000	0.178	(a)	09/03/15	23,000,132
10,000,000	1.750		09/11/15	10,004,056
148,540,000	0.181	(a)	09/14/15	148,543,960
20,000,000	0.200		09/14/15	19,999,577
235,000,000	0.200		09/15/15	234,998,985
478,300,000	0.070		09/16/15	478,286,249
250,000,000	0.071		09/16/15	249,992,708
5,000,000	0.200		09/17/15	4,999,868
2,000,000	0.450		09/21/15	2,000,220
500,000,000	0.073		09/23/15	499,978,000
250,000,000	0.072		09/25/15	249,988,167
15,045,000	0.200		09/29/15	15,044,380
232,900,000	0.101		10/05/15	232,878,004
145,000,000	0.220	(a)	10/07/15	145,011,533
750,000,000	0.094		10/14/15	749,916,687
150,000,000	0.100		10/22/15	149,991,156
150,000,000	0.130		11/10/15	149,990,513
50,000,000	0.230		12/18/15	49,998,090

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$4,121,429,947

U.S. Treasury Obligations – 58.8%
United States Cash Management Bill
$3,750,000,000	0.075	%(b)	09/15/15	$3,749,890,625
United States Treasury Bills
166,600,000	0.025		09/03/15	166,599,769
3,000,000	0.229		02/18/16	2,996,812
6,000,000	0.244		02/18/16	5,993,200
United States Treasury Bond
64,000,000	7.250		05/15/16	67,129,952
United States Treasury Floating Rate Note
200,000,000	0.119	(a)	04/30/16	200,038,974
United States Treasury Notes
49,000,000	0.250		09/15/15	49,003,278
10,000,000	1.250		09/30/15	10,008,883
67,000,000	0.375		01/31/16	67,066,904
8,000,000	2.000		01/31/16	8,059,039
88,000,000	0.375		02/15/16	88,063,477
390,000,000	4.500		02/15/16	397,683,766

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$67,000,000	0.250%		02/29/16	$67,017,452
20,000,000	2.125		02/29/16	20,186,332
375,000,000	2.625		02/29/16	379,503,905
650,000,000	0.375		03/15/16	650,423,104
550,000,000	2.250		03/31/16	556,316,223
35,000,000	5.125		05/15/16	36,193,496

TOTAL U.S. TREASURY OBLIGATIONS				$6,522,175,191

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$10,643,605,138

Repurchase Agreements(c) – 37.8%
Federal Reserve Bank of New York
$4,200,000,000	0.050%		09/01/15	$4,200,000,000
Maturity Value: $4,200,005,833

Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41 and
U.S. Treasury Notes, 1.125% to 3.500%, due 10/31/18 to
02/15/22. The aggregate market value of the collateral,
including accrued interest, was $4,200,005,893.

TOTAL INVESTMENTS – 133.7%				$14,843,605,138

LIABILITIES IN EXCESS OF OTHER ASSETS – (33.7)%				(3,740,915,375)

NET ASSETS – 100.0%				$11,102,689,763

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2015.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2015.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 43.6%
Federal Farm Credit Bank
$93,000,000	0.165	%(a)	10/05/15	$92,999,102
80,000,000	0.121	(a)	10/13/15	79,998,621
38,000,000	0.218	(a)	11/25/15	37,997,242
300,000,000	0.177	(a)	11/30/15	299,992,550
300,000,000	0.168	(a)	02/16/16	299,992,824
50,000,000	0.130	(a)	03/28/16	49,991,273
100,000,000	0.167	(a)	03/29/16	99,994,071
25,000,000	0.167	(a)	03/31/16	25,004,077
100,000,000	0.151	(a)	04/04/16	99,995,512
48,500,000	0.260	(a)	04/11/16	48,522,464
100,000,000	0.168	(a)	04/15/16	99,990,845
20,000,000	0.160	(a)	05/06/16	19,997,247
50,000,000	0.280	(a)	06/09/16	50,035,093
35,000,000	0.169	(a)	07/15/16	34,996,812
50,000,000	0.170	(a)	07/29/16	50,000,000
40,000,000	0.250	(a)	07/29/16	40,022,129
275,000,000	0.344	(a)	08/09/16	275,014,704
34,457,000	0.280	(a)	09/19/16	34,489,939
200,000,000	0.239	(a)	09/23/16	200,050,713
200,000,000	0.209	(a)	11/04/16	200,076,568
150,000,000	0.229	(a)	04/27/17	149,996,877
200,000,000	0.229	(a)	05/15/17	199,993,797
275,000,000	0.262	(a)	06/26/17	274,992,763
Federal Home Loan Bank
150,000,000	0.181	(a)	09/14/15	150,000,568
15,000,000	0.200		09/17/15	14,999,605
10,000,000	0.450		09/21/15	10,001,098
66,000,000	0.220	(a)	10/07/15	66,006,596
73,000,000	0.173		11/19/15	72,972,767
975,000,000	0.189		11/20/15	974,590,500
450,000,000	0.230		12/18/15	449,982,808
350,000,000	0.230		12/30/15	349,984,984
300,000,000	0.250		01/20/16	299,706,250
175,000,000	0.160		01/27/16	174,975,937
45,616,000	0.290		02/19/16	45,553,164
127,750,000	0.220		02/29/16	127,734,333
169,200,000	0.260		03/07/16	169,187,681
79,000,000	0.340		03/08/16	78,994,550
157,000,000	0.330		03/09/16	156,981,002
137,300,000	0.340		03/09/16	137,312,812
590,000,000	0.178	(a)	03/11/16	589,960,661
500,000,000	0.135	(a)	03/24/16	500,000,000
90,000,000	0.330		04/01/16	89,981,101
500,000,000	0.127	(a)	04/08/16	500,000,000
555,000,000	0.340		04/08/16	554,845,458
7,760,000	5.375		04/12/16	8,000,369
139,000,000	0.260		04/20/16	138,997,662
144,000,000	0.270		04/22/16	143,995,528
67,000,000	0.250		04/27/16	66,980,368
81,000,000	0.250		04/29/16	80,976,097
300,000,000	0.280		04/29/16	299,950,005
225,000,000	0.290		05/03/16	224,978,475
19,000,000	0.250		05/06/16	18,991,627
250,000,000	0.300		05/10/16	249,992,615
75,000,000	0.250		05/11/16	74,968,989
200,000,000	0.199	(a)	05/13/16	199,978,216

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$90,610,000	5.375%		05/18/16	$93,853,888
250,000,000	0.160	(a)	05/24/16	250,000,000
60,600,000	0.375		06/29/16	60,584,419
250,000,000	0.162	(a)	01/30/17	249,946,364
500,000,000	0.165	(a)	02/03/17	499,887,530
250,000,000	0.176	(a)	02/07/17	249,943,042
50,000,000	0.179	(a)	02/13/17	49,984,104
300,000,000	0.174	(a)	02/14/17	299,930,411
Federal Home Loan Mortgage Corporation
10,795,000	1.750		09/10/15	10,798,982
32,214,000	0.420		09/18/15	32,216,341
200,000,000	0.199	(a)	11/14/16	199,962,747
Federal National Mortgage Association
181,867,000	0.500		09/28/15	181,906,378
350,000,000	0.230		01/14/16	349,698,125
1,050,000,000	0.240		01/25/16	1,048,978,000
250,000,000	0.250		02/01/16	249,734,375
1,087,500,000	0.182	(a)	10/21/16	1,087,459,493

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$14,700,611,248

Repurchase Agreements(b) – 54.4%
Bank of America, N.A.
$500,000,000	0.140%		09/01/15	$500,000,000
Maturity Value: $500,001,944
Collateralized by Federal National Mortgage Association, 3.000% to 3.500%, due 07/01/42 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $515,000,000.

Bank of Nova Scotia (The)
500,000,000	0.200	(a)(c)	09/08/15	500,000,000
Maturity Value: $500,750,006
Settlement Date: 01/15/15

Collateralized by Federal Home Loan Mortgage Corp., 1.250% to
6.000%, due 11/17/15 to 02/01/45, Federal National Mortgage
Association, 2.500% to 7.125%, due 02/01/23 to 09/01/45 and
Government National Mortgage Association, 3.500% to
5.000%, due 05/15/45 to 07/20/45. The aggregate market value of the collateral, including accrued interest, was $515,499,070.

250,000,000	0.280	(a)(c)	09/08/15	250,000,000
Maturity Value: $250,698,058
Settlement Date: 02/17/15

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.000%, due 11/17/15 to 02/01/45, Federal National Mortgage
Association, 1.020% to 7.125%, due 10/17/17 to 09/01/45 and
Government National Mortgage Association, 3.500% to
5.000%, due 08/20/40 to 07/20/45. The aggregate market value of the collateral, including accrued interest, was $257,824,156.

500,000,000	0.280	(a)(c)	09/08/15	500,000,000
Maturity Value: $501,411,671
Settlement Date: 02/03/15

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 11/01/20 to 08/01/45, Federal National Mortgage
Association, 2.500% to 7.250%, due 02/01/23 to 09/01/45,
Government National Mortgage Association, 3.500% to 5.000%,
due 07/15/40 to 07/20/45 and U.S. Treasury Notes, 0.875% to
1.625%, due 01/31/17 to 08/15/22. The aggregate market value of the collateral, including accrued interest, was $515,807,343.

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Bank of Nova Scotia (The) – (continued)
$850,000,000	0.320	%(a)(c)	09/08/15	$850,000,000
Maturity Value: $852,757,781
Settlement Date: 01/07/15

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.500%, due 08/01/26 to 10/01/44, Federal National Mortgage
Association, 2.500% to 6.500%, due 02/01/23 to 09/01/45 and
Government National Mortgage Association, 3.500% to
4.750%, due 07/15/40 to 07/20/45. The aggregate market value of the collateral, including accrued interest, was $877,344,383.

BNP Paribas Securities Corp.
50,000,000	0.100		09/01/15	50,000,000
Maturity Value: $50,000,139
Collateralized by U.S. Treasury Notes, 1.375% to 1.625%, due 03/31/19 to 08/31/20. The aggregate market value of the collateral, including accrued interest, was $51,000,022.
50,000,000	0.130		09/01/15	50,000,000
Maturity Value: $50,000,181

Collateralized by U.S. Treasury Bill, 0.000%, due 02/04/16, U.S.
Treasury Inflation-Indexed Notes, 0.125% to 1.375%, due
04/15/18 to 07/15/18, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/35 to 05/15/44 and U.S. Treasury
Notes, 0.875% to 2.000%, due 01/31/17 to 08/31/21. The
aggregate market value of the collateral, including accrued
interest, was $51,000,001.

500,000,000	0.170	(a)(c)	09/01/15	500,000,000
Maturity Value: $502,826,237
Settlement Date: 06/05/12

Collateralized by Federal Farm Credit Bank, 0.190% to 2.870%,
due 10/06/16 to 08/06/24, Federal Home Loan Bank, 0.750% to
1.000%, due 05/26/17 to 10/29/18, Federal Home Loan
Mortgage Corp., 0.000% to 7.500%, due 09/02/15 to 08/01/45,
Federal National Mortgage Association, 0.000% to 8.000%, due
09/09/15 to 09/01/45, Government National Mortgage
Association, 3.000% to 5.500%, due 07/20/30 to 03/20/45, U.S.
Treasury Interest-Only Stripped Security, 0.000%, due 08/15/32,
U.S. Treasury Notes, 2.625% to 4.750%, due 04/30/16 to
08/15/17 and U.S. Treasury Principal-Only Stripped Security,
0.000%, due 08/15/28. The aggregate market value of the
collateral, including accrued interest, was $510,046,563.

550,000,000	0.170	(a)(c)	09/01/15	550,000,000
Maturity Value: $553,090,680
Settlement Date: 06/05/12

Collateralized by Federal Farm Credit Bank, 0.167% to 4.875%, due
03/31/16 to 10/05/26, Federal Home Loan Bank, 0.000% to
3.040%, due 09/11/15 to 06/09/27, Federal Home Loan Mortgage
Corp., 0.000% to 7.500%, due 10/27/15 to 09/01/45, Federal
National Mortgage Association, 0.625% to 8.000%, due 09/09/15
to 04/01/53, Government National Mortgage Association, 3.000%
to 7.500%, due 01/20/27 to 08/20/45, Tennessee Valley
Authority, 2.875%, due 09/15/24, U.S. Treasury Interest-Only
Stripped Securities, 0.000%, due 11/15/20 to 08/15/40, U.S.
Treasury Notes, 1.375% to 2.625%, due 04/30/16 to 08/31/20 and
U.S. Treasury Principal-Only Stripped Security, 0.000%, due
02/15/38. The aggregate market value of the collateral, including accrued interest, was $561,000,046.

Repurchase Agreements(b) – (continued)
BNP Paribas Securities Corp. – (continued)
$1,000,000,000	0.170	%(a)(c)	09/08/15	$1,000,000,000
Maturity Value: $1,001,289,161
Settlement Date: 03/02/15

Collateralized by Federal Farm Credit Bank, 0.390% to 3.370%,
due 04/25/16 to 05/01/35, Federal Home Loan Bank, 0.750% to
2.480%, due 07/18/16 to 08/23/22, Federal Home Loan
Mortgage Corp., 0.000% to 7.690%, due 10/27/15 to 07/01/45,
Federal National Mortgage Association, 2.000% to 9.500%,
due 11/01/15 to 09/01/45, Government National Mortgage
Association, 3.000% to 8.500%, due 08/15/18 to 08/20/45,
Tennessee Valley Authority, 4.500% to 6.750%, due 04/01/18
to 11/01/25, U.S. Treasury Bill, 0.000%, due 07/21/16, U.S.
Treasury Interest-Only Stripped Securities, 0.000%, due
08/15/37 to 11/15/40 and U.S. Treasury Notes, 1.000% to
3.625%, due 08/31/16 to 02/15/21. The aggregate market value of the collateral, including accrued interest, was
$1,020,000,017.

1,500,000,000	0.190	(a)(c)	09/08/15	1,500,000,000
Maturity Value: $1,501,203,338
Settlement Date: 07/16/15

Collateralized by Federal Farm Credit Bank, 0.190% to 0.280%,
due 05/22/17 to 05/14/18, Federal Home Loan Bank, 1.375% to
3.750%, due 12/11/15 to 07/12/22, Federal Home Loan
Mortgage Corp., 0.000% to 7.000%, due 09/01/15 to 07/01/45,
Federal National Mortgage Association, 0.000% to 8.000%,
due 01/27/16 to 09/01/45, Government National Mortgage
Association, 3.000% to 7.000%, due 09/15/24 to 08/20/45, U.S.
Treasury Inflation-Indexed Notes, 0.625% to 1.875%, due
07/15/19 to 07/15/21, U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 02/15/40 and U.S. Treasury Notes,
0.375% to 3.625%, due 10/31/15 to 01/31/22. The aggregate
market value of the collateral, including accrued interest, was
$1,530,000,007.

500,000,000	0.250	(a)(c)	09/08/15	500,000,000
Maturity Value: $501,267,353
Settlement Date: 03/02/15

Collateralized by Federal Farm Credit Bank, 0.190% to 4.875%,
due 12/16/15 to 01/30/18, Federal Home Loan Bank, 1.375% to
3.300%, due 12/11/15 to 08/27/32, Federal Home Loan
Mortgage Corp., 1.000% to 7.500%, due 08/25/16 to 06/01/45,
Federal National Mortgage Association, 2.000% to 9.000%,
due 11/01/15 to 08/01/45, Government National Mortgage
Association, 2.500% to 7.000%, due 09/20/23 to 08/20/45, U.S.
Treasury Inflation-Indexed Bond, 2.125%, due 02/15/40, U.S.
Treasury Inflation-Indexed Note, 1.875%, due 07/15/19, U.S.
Treasury Interest-Only Stripped Security, 0.000%, due
02/15/26 and U.S. Treasury Notes, 1.750% to 1.875%, due
04/30/22 to 05/31/22. The aggregate market value of the
collateral, including accrued interest, was $510,000,002.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Citibank, N.A.
$500,000,000	0.120%		09/02/15	$500,000,000
Maturity Value: $500,011,667
Settlement Date: 08/26/15

Collateralized by Federal Farm Credit Bank, 0.237% to 0.320%,
due 08/29/17 to 11/13/17, Federal Home Loan Bank, 5.625%,
due 06/13/16, Federal Home Loan Mortgage Corp., 1.250% to
9.500%, due 04/01/17 to 06/01/45, Federal National Mortgage
Association, 1.375% to 8.000%, due 10/15/15 to 06/01/45,
Government National Mortgage Association, 2.500% to
10.000%, due 04/15/17 to 02/20/45, Tennessee Valley
Authority, 2.875%, due 09/15/24, U.S. Treasury Bill, 0.000%,
due 07/21/16, U.S. Treasury Bonds, 3.375% to 4.375%, due
05/15/41 to 05/15/44, U.S. Treasury Inflation-Indexed Bond,
1.375%, due 02/15/44, U.S. Treasury Inflation-Indexed Note,
1.125%, due 01/15/21 and U.S. Treasury Notes, 0.250% to
3.125%, due 02/29/16 to 02/15/25. The aggregate market value of the collateral, including accrued interest, was $510,000,080.

Citigroup Global Markets, Inc.
9,500,000	0.150		09/01/15	9,500,000
Maturity Value: $9,500,040

Collateralized by Federal National Mortgage Association, 6.000%
to 10.000%, due 10/01/16 to 05/01/33, Government National
Mortgage Association, 3.500% to 10.000%, due 08/20/16 to
04/20/45, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 08/15/23 to 02/15/45 and U.S. Treasury Note,
2.250%, due 04/30/21. The aggregate market value of the
collateral, including accrued interest, was $9,690,000.

Credit Suisse Securities (USA) LLC
150,000,000	0.130		09/01/15	150,000,000
Maturity Value: $150,000,542
Collateralized by U.S. Treasury Bond, 2.500%, due 02/15/45 and U.S. Treasury Note, 1.375%, due 11/30/18. The aggregate market value of the collateral, including accrued interest, was $153,002,055.
500,000,000	0.170		09/14/15	500,000,000
Maturity Value: $500,141,667
Settlement Date: 07/16/15
Collateralized by Federal National Mortgage Association, 3.500% to 4.500%, due 08/01/18 to 05/01/45. The aggregate market value of the collateral, including accrued interest, was $510,004,144.
750,000,000	0.160		09/30/15	750,000,000
Maturity Value: $750,226,667
Settlement Date: 07/24/15
Collateralized by Federal National Mortgage Association, 3.000% to 6.000%, due 12/01/33 to 09/01/45. The aggregate market value of the collateral, including accrued interest, was $765,000,752.

ING Financial Markets LLC
100,000,000	0.150		09/01/15	100,000,000
Maturity Value: $100,000,417
Collateralized by Federal National Mortgage Association, 3.500%, due 11/01/25 to 01/01/43. The aggregate market value of the collateral, including accrued interest, was $102,004,435.

Repurchase Agreements(b) – (continued)
ING Financial Markets LLC – (continued)
$300,000,000	0.150%		09/01/15	$300,000,000
Maturity Value: $300,001,250
Collateralized by Federal National Mortgage Association, 3.000% to 5.000%, due 06/01/23 to 07/01/44. The aggregate market value of the collateral, including accrued interest, was $306,002,301.
500,000,000	0.150		09/01/15	500,000,000
Maturity Value: $500,002,083
Collateralized by Federal National Mortgage Association, 2.500% to 8.000%, due 03/01/24 to 01/01/45. The aggregate market value of the collateral, including accrued interest, was $510,000,093.
500,000,000	0.170	(a)(c)	09/08/15	500,000,000
Maturity Value: $500,424,998
Settlement Date: 05/13/15

Collateralized by Federal Home Loan Mortgage Corp., 7.000%,
due 03/17/31 and Federal National Mortgage Association,
2.500% to 7.000%, due 04/01/26 to 02/01/45. The aggregate
market value of the collateral, including accrued interest, was
$510,000,553.

250,000,000	0.270	(a)(c)	09/08/15	250,000,000
Maturity Value: $250,673,125
Settlement Date: 02/25/15
Collateralized by Federal National Mortgage Association, 3.500% to 6.000%, due 03/01/26 to 04/01/43. The aggregate market value of the collateral, including accrued interest, was $255,002,812.
100,000,000	0.162	(a)(d)	10/09/15	100,000,000
Maturity Value: $100,054,900
Settlement Date: 06/09/15
Collateralized by Federal National Mortgage Association, 3.500%, due 05/01/42 to 01/01/43. The aggregate market value of the collateral, including accrued interest, was $102,003,123.
150,000,000	0.162	(a)(d)	10/09/15	150,000,000
Maturity Value: $150,072,900
Settlement Date: 06/23/15
Collateralized by Federal National Mortgage Association, 3.500% to 7.000%, due 11/01/25 to 05/01/45. The aggregate market value of the collateral, including accrued interest, was $153,000,030.
500,000,000	0.159	(a)(d)	10/15/15	500,000,000
Maturity Value: $500,314,374
Settlement Date: 05/26/15
Collateralized by Federal National Mortgage Association, 2.500% to 6.500%, due 08/01/22 to 09/01/44. The aggregate market value of the collateral, including accrued interest, was $510,002,483.
100,000,000	0.168	(a)(d)	10/27/15	100,000,000
Maturity Value: $100,051,334
Settlement Date: 07/09/15
Collateralized by Federal National Mortgage Association, 3.500%, due 05/01/42 to 10/01/42. The aggregate market value of the collateral, including accrued interest, was $102,001,034.

Joint Repurchase Agreement Account I
213,000,000	0.130		09/01/15	213,000,000
Maturity Value: $213,000,769

Joint Repurchase Agreement Account III
1,050,000,000	0.150		09/01/15	1,050,000,000
Maturity Value: $1,050,004,375

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
JPMorgan Securities LLC
$500,000,000	0.150%		10/13/15	$500,000,000
Maturity Value: $500,256,250
Settlement Date: 06/12/15
Collateralized by Federal National Mortgage Association, 2.000% to 11.000%, due 11/01/15 to 09/01/45. The aggregate market value of the collateral, including accrued interest, was $510,005,282.

Merrill Lynch, Pierce, Fenner and Smith, Inc.
166,500,000	0.130		09/01/15	166,500,000
Maturity Value: $166,500,601
Collateralized by U.S. Treasury Note, 1.500%, due 10/31/19. The market value of the collateral, including accrued interest, was $169,830,011.
65,000,000	0.140		09/01/15	65,000,000
Maturity Value: $65,000,253
Collateralized by Government National Mortgage Association, 3.000% to 5.000%, due 06/20/30 to 08/20/45. The aggregate market value of the collateral, including accrued interest, was $66,950,001.

Mitsubishi UFJ Securities (USA), Inc.
200,000,000	0.150		09/01/15	200,000,000
Maturity Value: $200,000,833

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 10/01/25 to 04/01/45, Federal National Mortgage
Association, 3.000% to 6.500%, due 09/01/25 to 05/01/45 and
Government National Mortgage Association, 3.500% to
5.000%, due 06/15/39 to 08/20/45. The aggregate market value of the collateral, including accrued interest, was $205,999,999.

RBC Capital Markets LLC
250,000,000	0.120	(a)(c)	09/08/15	250,000,000
Maturity Value: $250,099,999
Settlement Date: 05/20/15

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 08/01/27 to 07/01/45, Federal National Mortgage
Association, 2.500% to 5.500%, due 08/01/25 to 09/01/45 and
Government National Mortgage Association, 3.500% to
4.500%, due 10/20/43 to 08/20/45. The aggregate market value of the collateral, including accrued interest, was $255,000,000.

250,000,000	0.140	(a)(c)	09/08/15	250,000,000
Maturity Value: $250,175,001
Settlement Date: 03/13/15

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 08/01/27 to 07/01/45, Federal National Mortgage
Association, 2.500% to 5.000%, due 08/01/25 to 08/01/45 and
Government National Mortgage Association, 3.500% to
4.500%, due 10/20/43 to 07/20/45. The aggregate market value of the collateral, including accrued interest, was $255,000,004.

1,000,000,000	0.160	(a)(c)	09/08/15	1,000,000,000
Maturity Value: $1,000,906,658
Settlement Date: 05/05/15

Collateralized by Federal Home Loan Bank, 1.375%, due
03/09/18, Federal Home Loan Mortgage Corp., 2.000% to
8.000%, due 09/01/15 to 09/01/45, Federal Home Loan
Mortgage Corp. Stripped Security, 0.000%, due 09/15/28,
Federal National Mortgage Association, 2.000% to 9.000%,
due 01/01/16 to 01/01/49 and Government National Mortgage
Association, 2.500% to 8.000%, due 09/20/23 to 08/20/45. The
aggregate market value of the collateral, including accrued
interest, was $1,020,000,007.

Repurchase Agreements(b) – (continued)
RBC Capital Markets LLC – (continued)
$200,000,000	0.180	%(a)(c)	09/08/15	$200,000,000
Maturity Value: $200,210,000
Settlement Date: 03/27/15

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 08/01/27 to 01/01/45, Federal National Mortgage
Association, 2.500% to 5.500%, due 08/01/25 to 09/01/45 and
Government National Mortgage Association, 4.000% to
4.500%, due 10/20/43 to 07/20/45. The aggregate market value of the collateral, including accrued interest, was $203,999,999.

350,000,000	0.320	(a)(c)	09/08/15	350,000,000
Maturity Value: $350,560,001
Settlement Date: 08/14/15

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
4.500%, due 04/01/28 to 08/01/45, Federal National Mortgage
Association, 3.000% to 5.000%, due 11/01/25 to 07/01/45 and
Government National Mortgage Association, 3.500% to
5.000%, due 05/15/34 to 08/20/45. The aggregate market value of the collateral, including accrued interest, was $356,999,998.

Societe Generale
205,000,000	0.150		09/01/15	205,000,000
Maturity Value: $205,000,854

Collateralized by Federal Home Loan Bank, 0.000%, due
11/03/15, Federal Home Loan Mortgage Corp., 0.000% to
3.500%, due 02/12/16 to 02/01/43, Federal National Mortgage
Association, 0.000% to 6.000%, due 06/01/17 to 02/01/45,
Government National Mortgage Association, 3.000% to
6.000%, due 07/20/30 to 07/20/45, U.S. Treasury Interest-Only
Stripped Security, 0.000%, due 05/15/29 and U.S. Treasury
Notes, 0.875% to 1.000%, due 07/15/18 to 08/15/18. The
aggregate market value of the collateral, including accrued
interest, was $209,953,225.

TD Securities (USA) LLC
100,000,000	0.110		09/03/15	100,000,000
Maturity Value: $100,002,139
Settlement Date: 08/27/15
Collateralized by U.S. Treasury Notes, 1.375% to 2.625%, due 01/31/16 to 05/31/22. The aggregate market value of the collateral, including accrued interest, was $102,000,042.

Wells Fargo Bank N.A.
200,000,000	0.200	(d)	10/26/15	200,000,000
Maturity Value: $200,070,000
Settlement Date: 08/24/15
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 07/01/45. The market value of the collateral, including accrued interest, was $206,000,001.

Wells Fargo Securities LLC
200,000,000	0.140		09/01/15	200,000,000
Maturity Value: $200,005,444
Settlement Date: 08/25/15

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 08/01/45 and Federal National Mortgage Association,
2.000%, due 08/01/30. The aggregate market value of the
collateral, including accrued interest, was $206,000,001.

500,000,000	0.120		09/02/15	500,000,000
Maturity Value: $500,011,667
Settlement Date: 08/26/15
Collateralized by Federal National Mortgage Association, 3.000% to 4.500%, due 07/01/30 to 09/01/45. The aggregate market value of the collateral, including accrued interest, was $515,000,000.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
Wells Fargo Securities LLC – (continued)
$1,250,000,000	0.110%		09/03/15	$1,250,000,000
Maturity Value: $1,250,026,736
Settlement Date: 08/27/15

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.500%, due 03/01/30 to 08/01/45, Federal National Mortgage
Association, 2.500% to 4.500%, due 07/01/25 to 09/01/45 and
Government National Mortgage Association, 3.500% to
5.500%, due 05/20/41 to 08/20/45. The aggregate market value of the collateral, including accrued interest, was
$1,287,500,000.

200,000,000	0.150	(d)	10/13/15	200,000,000
Maturity Value: $200,102,500
Settlement Date: 06/12/15

Collateralized by Federal National Mortgage Association,
2.000%, due 08/01/30 and U.S. Treasury Notes, 1.000% to
3.250%, due 03/31/17 to 08/15/18. The aggregate market value of the collateral, including accrued interest, was $205,337,517.

325,000,000	0.170	(d)	10/13/15	325,000,000
Maturity Value: $325,096,688
Settlement Date: 08/11/15

Collateralized by Federal Home Loan Mortgage Corp., 3.000%,
due 08/01/45 and Federal National Mortgage Association,
3.500%, due 07/01/28 to 09/01/45. The aggregate market value of the collateral, including accrued interest, was $334,750,001.

TOTAL REPURCHASE AGREEMENTS				$18,384,000,000

TOTAL INVESTMENTS – 98.0%				$33,084,611,248

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%				683,587,563

NET ASSETS – 100.0%				$33,768,198,811

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2015.
(b)	Unless noted, all repurchase agreements were entered into on August 31, 2015. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 56-57.
(c)	The instrument is subject to a demand feature.
(d)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2015, these securities amounted to $1,575,000,000 or approximately 4.7% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 14.5%
Albion Capital LLC
$125,000,000	0.284%	10/20/15	$124,952,361
Alpine Securitization Corp.
100,000,000	0.264	09/03/15	99,998,555
100,000,000	0.325	10/15/15	99,960,889
Atlantic Asset Securitization LLC
150,000,000	0.120	09/01/15	150,000,000
Bank of Nova Scotia (The)
92,500,000	0.356	11/02/15	92,444,243
Bedford Row Funding Corp.
100,000,000	0.519	02/19/16	99,757,750
Chariot Funding LLC
150,000,000	0.509	01/19/16	149,708,333
35,000,000	0.407	01/22/16	34,944,389
50,000,000	0.509	02/11/16	49,886,806
50,000,000	0.509	02/22/16	49,879,167
50,000,000	0.509	02/23/16	49,878,472
100,000,000	0.509	02/24/16	99,755,555
Electricite de France
197,000,000	0.766	01/15/16	196,441,833
Gotham Funding Corp.
139,521,000	0.203	09/10/15	139,514,024
100,000,000	0.203	09/18/15	99,990,556
Jupiter Securitization Co. LLC
50,000,000	0.509	02/22/16	49,879,167
50,000,000	0.509	02/23/16	49,878,472
100,000,000	0.509	02/24/16	99,755,555
Kells Funding LLC
200,000,000	0.274	11/13/15	199,890,500
Liberty Street Funding LLC
50,000,000	0.254	10/26/15	49,980,903
100,000,000	0.274	10/26/15	99,958,750
100,000,000	0.427	12/14/15	99,878,667
LMA Americas LLC
100,000,000	0.122	09/01/15	100,000,000
163,800,000	0.203	09/11/15	163,790,900
105,800,000	0.203	09/22/15	105,787,657
Matchpoint Finance PLC
170,000,000	0.305	10/26/15	169,922,083
150,000,000	0.346	11/23/15	149,882,417
Nieuw Amsterdam Receivables Corp.
50,000,000	0.254	09/10/15	49,996,875
95,000,000	0.254	09/14/15	94,991,424
50,000,000	0.254	09/15/15	49,995,139
100,000,000	0.254	09/16/15	99,989,583
NRW Bank
710,000,000	0.234	10/30/15	709,732,370
Old Line Funding LLC
125,363,000	0.509	02/22/16	125,060,039
Standard Chartered Bank
500,000,000	0.519	02/16/16	498,810,000
United Overseas Bank, Ltd.
100,000,000	0.305	11/12/15	99,940,000
Victory Receivables Corp.
60,000,000	0.203	09/10/15	59,997,000
150,634,000	0.213	09/10/15	150,626,091
122,500,000	0.193	09/16/15	122,490,302
94,666,000	0.203	09/24/15	94,653,904

Commercial Paper and Corporate Obligations – (continued)
Westpac Banking Corp.
$100,000,000	0.320%	12/08/15	$99,914,250

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$5,131,914,981

Certificates of Deposit-Eurodollar – 1.7%
Credit Industriel et Commercial, New York
$200,000,000	0.410%	12/02/15	$200,007,656
Mizuho Bank, Ltd.
200,000,000	0.345	10/05/15	199,935,833
Sumitomo Mitsui Banking Corp.
200,000,000	0.320	09/14/15	200,000,361

TOTAL CERTIFICATES OF DEPOSIT-EURODOLLAR			$599,943,850

Certificates of Deposit-Yankeedollar – 16.9%
Bank of Nova Scotia (The)
$397,000,000	0.320%	10/21/15	$397,000,000
Credit Suisse Securities (USA) LLC
300,000,000	0.340	11/02/15	300,000,000
DZ Bank AG
495,000,000	0.330	11/02/15	495,000,000
Mitsubishi UFJ Trust & Banking Corp.
250,000,000	0.310	10/13/15	250,000,000
100,000,000	0.320	10/16/15	100,000,000
Mizuho Bank, Ltd.
125,000,000	0.290	09/08/15	125,000,000
250,000,000	0.270	09/10/15	250,000,000
350,000,000	0.300	10/27/15	350,000,000
National Bank of Kuwait
200,000,000	0.350	09/10/15	200,000,000
50,000,000	0.350	09/21/15	50,000,000
100,000,000	0.350	10/01/15	100,000,000
75,000,000	0.350	10/02/15	75,000,000
155,000,000	0.370	10/20/15	155,000,000
100,000,000	0.390	12/08/15	100,000,000
Norinchukin Bank
995,000,000	0.260	09/02/15	995,000,000
Standard Chartered Bank
250,000,000	0.450	12/10/15	250,000,000
250,000,000	0.450	12/23/15	250,000,000
Sumitomo Mitsui Banking Corp.
300,000,000	0.320	11/02/15	300,000,000
500,000,000	0.330	11/10/15	500,000,000
Sumitomo Mitsui Trust Bank Ltd.
250,000,000	0.300	10/01/15	250,000,000
500,000,000	0.320	10/21/15	500,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR			$5,992,000,000

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Fixed Rate Municipal Debt Obligation – 0.5%
Australia & New Zealand Banking Group Ltd.(a)
$171,150,000	3.250%		03/01/16	$173,434,008

Time Deposits – 16.7%
Credit Agricole Corporate and Investment Bank
$850,000,000	0.070%		09/01/15	$850,000,000
Credit Industriel et Commercial, New York
500,000,000	0.090		09/01/15	500,000,000
National Bank of Kuwait
500,000,000	0.120		09/01/15	500,000,000
Natixis Securities Americas LLC
1,373,400,000	0.070		09/01/15	1,373,400,000
Skandinaviska Enskilda Banken AB
1,500,000,000	0.130		09/01/15	1,500,000,000
Swedbank AB
1,200,000,000	0.140		09/01/15	1,200,000,000

TOTAL TIME DEPOSITS				$5,923,400,000

U.S. Government Agency Obligations – 2.0%
Federal Home Loan Bank
$300,000,000	0.300%		03/07/16	$299,980,086
74,000,000	0.340		03/08/16	73,994,894
148,000,000	0.330		03/09/16	147,982,091
89,000,000	0.340		03/09/16	88,993,843
Overseas Private Investment Corp. (USA)
6,100,000	0.150	(b)	09/08/15	6,100,000
86,000,000	0.170	(b)	09/08/15	86,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$703,050,914

Variable Rate Municipal Debt Obligations(b) – 0.6%
BlackRock Municipal Bond Trust VRDN RB Putters Series 2012-T0014 (JPMorgan Chase N.A., LIQ)(a)
$19,375,000	0.150%		09/01/15	$19,375,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)(a)
33,000,000	0.150		09/01/15	33,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	0.150		09/01/15	29,110,000
California State University VRDN RB Floater Trust Series 2008-K37W (AGM) (Citibank N.A., LIQ)
6,000,000	0.170		09/08/15	6,000,000
City of Portland, Maine GO VRDN for Taxable Pension Boards Series 2001 (JPMorgan Chase Bank N.A., SPA)
80,275,000	0.210		09/08/15	80,275,000
Port Authority of New York & New Jersey VRDN RB for Austin Trust Certificates Series 2008-1107 (Bank of America N.A., LIQ)(a)
32,345,000	0.090		09/03/15	32,345,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$200,105,000

Variable Rate Obligations(b) – 26.4%
ASB Finance Ltd., London
$50,000,000	0.299	%(a)	09/01/15	$50,000,000
100,000,000	0.302	(a)	09/10/15	99,999,639
Australia & New Zealand Banking Group Ltd.
175,000,000	0.358	(a)	02/26/16	175,000,000
260,000,000	0.459	(a)	05/16/16	260,000,000
Banco Del Estado De Chile
65,000,000	0.350		12/18/15	65,000,000
100,000,000	0.347		12/30/15	100,000,000
75,000,000	0.388		01/29/16	75,000,000
Bank Nederlandse Gemeenten NV
125,000,000	0.292	(a)	02/10/16	125,000,000
Bank of Nova Scotia (The)
350,000,000	0.499		05/23/16	350,000,000
BNZ International Funding Ltd.
100,000,000	0.339	(a)	03/24/16	100,000,000
Collateralized Commercial Paper Co. LLC
500,000,000	0.389		12/03/15	500,000,000
Commonwealth Bank of Australia
200,000,000	0.362	(a)	03/10/16	200,000,000
115,500,000	0.310	(a)	03/24/16	115,496,975
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA-NY
750,000,000	0.400		04/18/16	750,000,000
Credit Industriel et Commercial, New York
152,250,000	0.328		09/16/15	152,257,613
DNB Bank ASA/New York
500,000,000	0.288		10/15/15	500,000,000
Erste Abwicklungsanstalt
200,000,000	0.000	(a)(c)	03/01/16	199,989,880
JPMorgan Chase Bank N.A.
222,000,000	0.439		04/07/16	222,000,000
JPMorgan Securities LLC
200,000,000	0.453		11/19/15	200,000,000
Kells Funding LLC
75,000,000	0.287	(a)	09/28/15	74,999,418
120,000,000	0.321	(a)	10/08/15	119,998,698
150,000,000	0.321	(a)	10/09/15	149,998,247
250,000,000	0.349	(a)	02/22/16	249,987,989
LMA Americas LLC
100,000,000	0.282	(a)	10/05/15	100,000,000
Mitsubishi UFJ Trust & Banking Corp.
300,000,000	0.357		10/21/15	300,000,000
National Australia Bank Ltd.
600,000,000	0.369	(a)	02/26/16	600,000,000
Nederlandse Waterschapsbank NV
250,000,000	0.372	(a)	03/21/16	250,000,000
Nordea Bank AB
500,000,000	0.386		02/26/16	500,000,000
Royal Bank of Canada/New York NY
300,000,000	0.404		03/31/16	300,000,000
State Street Bank & Trust Co.
350,000,000	0.394		03/14/16	350,000,000
Svenska Handelsbanken AB
500,000,000	0.348		01/27/16	500,000,000
195,000,000	0.484	(a)	05/04/16	195,000,000
Toronto-Dominion Bank
450,000,000	0.296		12/11/15	450,000,000

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations(b) – (continued)
Wells Fargo Bank N.A.
$425,000,000	0.293%		09/14/15	$425,000,000
150,000,000	0.401		05/19/16	150,000,000
Westpac Banking Corp.
150,000,000	0.343	(a)	01/20/16	149,986,583
246,000,000	0.513	(a)	05/31/16	246,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$9,350,715,042

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$28,074,563,795

Repurchase Agreements(d) – 21.3%
BNP Paribas Securities Corp.
$35,000,000	0.320%		09/01/15	$35,000,000
Maturity Value: $35,000,311

Collateralized by various corporate security issuers, 2.550% to
11.000%, due 09/18/15 to 07/15/39 and various mortgage-
backed obligations, 2.799% to 4.699%, due 02/25/24 to
05/25/24. The aggregate market value of the collateral,
including accrued interest, was $38,808,098.

190,000,000	0.490	(b)	09/04/15	190,000,000
Maturity Value: $190,395,675
Settlement Date: 04/08/15

Collateralized by various asset-backed obligations, 5.530% to
6.810%, due 08/17/20 to 02/16/21, various corporate security issuers, 5.250% to 11.000%, due 07/01/19 to 04/15/23 and
various mortgage-backed obligations, 1.399% to 5.449%, due
07/25/23 to 12/25/27. The aggregate market value of the
collateral, including accrued interest, was $229,037,631.

500,000,000	0.771	(b)(e)	11/09/15	500,000,000
Maturity Value: $505,237,043
Settlement Date: 07/08/14

Collateralized by various asset-backed obligations, 0.299% to
7.639%, due 09/17/18 to 09/25/46, various corporate security issuers, 6.050% to 12.625%, due 05/16/16 to 08/15/23 and
various mortgage-backed obligations, 1.149% to 5.449%, due
10/25/23 to 12/25/27. The aggregate market value of the
collateral, including accrued interest, was $600,629,009.

Citibank, N.A.
250,000,000	0.120		09/02/15	250,000,000
Maturity Value: $250,005,833
Settlement Date: 08/26/15

Collateralized by Federal Home Loan Mortgage Corp., 0.989% to
20.290%, due 11/25/20 to 02/01/45, Federal National Mortgage
Association, 2.532% to 8.500%, due 01/25/22 to 02/01/48,
Government National Mortgage Association, 3.500% to
9.750%, due 02/15/21 to 07/20/38 and U.S. Treasury Notes,
1.500% to 3.125%, due 01/31/17 to 02/15/23. The aggregate
market value of the collateral, including accrued interest, was
$255,585,712.

Credit Suisse Securities (USA) LLC
400,000,000	0.829	(b)(e)	12/04/15	400,000,000
Maturity Value: $401,455,357
Settlement Date: 06/29/15
Collateralized by various mortgage-backed obligations, 0.000% to 9.000%, due 01/25/18 to 10/25/57. The aggregate market value of the collateral, including accrued interest, was $480,003,691.

Repurchase Agreements(d) – (continued)
Federal Reserve Bank of New York
$2,000,000,000	0.050%		09/01/15	$2,000,000,000
Maturity Value: $2,000,002,778
Collateralized by U.S. Treasury Note, 2.125%, due 08/15/21. The market value of the collateral, including accrued interest, was $2,000,002,785.

HSBC Bank PLC
1,200,000,000	0.220		09/01/15	1,200,000,000
Maturity Value: $1,200,007,333
Collateralized by various equity securities and Exchange-Traded Funds. The aggregate market value of the collateral, including accrued interest, was $1,296,000,000.

Joint Repurchase Agreement Account III
1,100,000,000	0.150		09/01/15	1,100,000,000
Maturity Value: $1,100,004,583

Merrill Lynch, Pierce, Fenner and Smith, Inc.
100,000,000	0.450		09/01/15	100,000,000
Maturity Value: $100,001,250
Collateralized by a mortgage-backed obligation, 4.199%, due 05/25/25. The market value of the collateral, including accrued interest, was $125,000,000.
103,000,000	0.470		09/01/15	103,000,000
Maturity Value: $103,001,345
Collateralized by various auction rate preferred securities, 0.000% to 1.403%, perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $111,250,862.

Mitsubishi UFJ Securities (USA), Inc.
175,000,000	0.250		09/01/15	175,000,000
Maturity Value: $175,008,507
Settlement Date: 08/25/15
Collateralized by various sovereign debt security issuers, 0.000% to 8.875%, due 01/15/17 to 10/30/42. The aggregate market value of the collateral, including accrued interest, was $183,750,000.

RBC Capital Markets LLC
300,000,000	0.450	(b)(f)	09/08/15	300,000,000
Maturity Value: $300,345,000
Settlement Date: 08/13/15

Collateralized by various corporate security issuers, 3.750% to
9.625%, due 03/15/16 to 05/01/25, Federal National Mortgage
Association, 3.000% to 4.500%, due 01/01/27 to 01/01/42 and
Government National Mortgage Association, 4.000% to
4.500%, due 05/20/44 to 01/20/45. The aggregate market value of the collateral, including accrued interest, was $306,087,074.

SG Americas Securities, LLC
260,000,000	0.210		09/01/15	260,000,000
Maturity Value: $260,001,517

Collateralized by various corporate security issuers, 0.759% to
9.000%, due 01/22/16 to perpetual maturity, and various
sovereign debt security issuers, 6.000% to 8.875%, due
04/03/18 to 01/14/41. The aggregate market value of the
collateral, including accrued interest, was $274,327,180.

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(d) – (continued)
SG Americas Securities, LLC – (continued)
$50,000,000	0.220%		09/01/15	$50,000,000
Maturity Value: $50,000,306

Collateralized by various auction rate preferred securities, 5.875%
to 9.250%, due 04/01/33 to perpetual maturity and various
equity securities. The aggregate market value of the collateral, including accrued interest, was $54,000,001.

50,000,000	0.300		09/01/15	50,000,000
Maturity Value: $50,000,417

Collateralized by various corporate security issuers, 1.000% to
10.500%, due 01/22/16 to perpetual maturity, and a sovereign debt security issuer, 6.000%, due 01/14/41. The aggregate
market value of the collateral, including accrued interest, was
$54,590,098.

100,000,000	0.370		09/01/15	100,000,000
Maturity Value: $100,001,028

Collateralized by various corporate security issuers, 1.000% to
7.875%, due 11/15/15 to 05/15/41 and various equity securities.
The aggregate market value of the collateral, including accrued interest, was $109,785,364.

200,000,000	0.370		09/01/15	200,000,000
Maturity Value: $200,002,055

Collateralized by various asset-backed obligations, 7.000% to
7.960%, due 03/28/17 to 05/23/19, various corporate security issuers, 0.994% to 10.750%, due 09/21/15 to 07/01/2114, a
mortgage-backed obligation, 0.549%, due 07/25/37 and various sovereign debt security issuers, 3.950% to 5.000%, 01/13/37 to
01/20/40. The aggregate market value of the collateral,
including accrued interest, was $213,981,088.

Wells Fargo Securities LLC
100,000,000	0.350		09/01/15	100,000,000
Maturity Value: $100,006,806
Settlement Date: 08/25/15
Collateralized by various mortgage-backed obligations, 0.000% to 6.000%, due 12/01/21 to 07/15/58. The aggregate market value of the collateral, including accrued interest, was $110,000,001.
300,000,000	0.630	(e)	09/16/15	300,000,000
Maturity Value: $300,483,000
Settlement Date: 06/16/15

Collateralized by various asset-backed obligations, 0.000% to
6.418%, due 07/15/20 to 07/25/57, various corporate security issuers, 0.000% to 10.500%, due 09/10/15 to perpetual
maturity, various government agency securities, 0.000%, due
06/06/16 to 06/06/19 and various mortgage-backed obligations,
0.000% to 4.568%, due 06/15/28 to 05/15/48. The aggregate
market value of the collateral, including accrued interest, was
$329,914,366.

150,000,000	0.630	(e)	10/09/15	150,000,000
Maturity Value: $150,238,875
Settlement Date: 07/10/15
Collateralized by various asset-backed obligations, 0.000% to 5.523%, due 07/28/19 to 04/25/55. The aggregate market value of the collateral, including accrued interest, was $164,999,999.

TOTAL REPURCHASE AGREEMENTS				$7,563,000,000

TOTAL INVESTMENTS – 100.6%				$35,637,563,795

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%				(195,208,425)

NET ASSETS – 100.0%				$35,442,355,370

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2015, these securities amounted to $3,719,611,437 or approximately 10.5% of net assets.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2015.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on August 31, 2015. Additional information on Joint Repurchase Agreement Account III appears on page 57.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2015, these securities amounted to $1,350,000,000 or approximately 3.8% of net assets.
(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
GO	—General Obligation
LIQ	—Liquidity Agreement
RB	—Revenue Bond
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 31.6%
Albion Capital LLC
$113,289,000	0.284%	10/20/15	$113,245,825
80,288,000	0.335	11/23/15	80,226,914
Alpine Securitization Corp.
100,000,000	0.264	09/03/15	99,998,556
50,000,000	0.325	10/15/15	49,980,444
Atlantic Asset Securitization LLC
140,407,000	0.120	09/01/15	140,407,000
200,000,000	0.203	09/17/15	199,982,222
CAFCO LLC
100,000,000	0.509	02/12/16	99,772,222
Chariot Funding LLC
50,000,000	0.284	09/16/15	49,994,167
25,000,000	0.284	09/21/15	24,996,111
75,000,000	0.284	10/08/15	74,978,417
175,000,000	0.509	01/19/16	174,659,722
Charta Corp.
75,000,000	0.509	02/12/16	74,829,167
75,000,000	0.509	02/19/16	74,821,875
Ciesco LLC
100,000,000	0.509	02/12/16	99,772,222
CRC Funding LLC
25,000,000	0.509	02/08/16	24,944,444
Gotham Funding Corp.
75,000,000	0.203	09/18/15	74,992,917
115,000,000	0.203	09/23/15	114,985,944
120,000,000	0.203	09/25/15	119,984,000
Jupiter Securitization Co. LLC
25,000,000	0.274	09/03/15	24,999,625
50,000,000	0.284	09/15/15	49,994,556
25,000,000	0.284	09/16/15	24,997,083
25,000,000	0.356	11/24/15	24,979,583
75,000,000	0.407	01/22/16	74,880,833
50,000,000	0.509	02/11/16	49,886,806
Kaiser Foundation Hospitals
42,590,000	0.244	10/06/15	42,580,062
60,000,000	0.305	11/12/15	59,964,000
Kells Funding LLC
180,000,000	0.264	11/04/15	179,916,800
75,000,000	0.290	11/18/15	74,953,688
Liberty Street Funding LLC
50,000,000	0.254	10/26/15	49,980,903
70,000,000	0.274	10/26/15	69,971,125
150,000,000	0.427	12/15/15	149,816,250
LMA Americas LLC
56,000,000	0.122	09/01/15	56,000,000
182,600,000	0.203	09/21/15	182,579,711
100,000,000	0.203	09/28/15	99,985,000
Nieuw Amsterdam Receivables Corp.
50,000,000	0.254	09/10/15	49,996,875
100,000,000	0.254	09/16/15	99,989,583
Old Line Funding LLC
50,000,000	0.356	10/22/15	49,975,208
200,000,000	0.488	01/25/16	199,610,667
Regency Markets No. 1 LLC
112,030,000	0.132	09/03/15	112,029,191

Commercial Paper and Corporate Obligations – (continued)
Thunder Bay Funding LLC
$7,425,000	0.305%	10/13/15	$7,422,401
50,000,000	0.356	10/22/15	49,975,208
50,000,000	0.509	02/16/16	49,883,334
Victory Receivables Corp.
100,437,000	0.193	09/04/15	100,435,410
137,750,000	0.213	09/08/15	137,744,375
100,000,000	0.193	09/22/15	99,988,917
81,003,000	0.203	09/22/15	80,993,549

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$3,946,102,912

Fixed Rate Municipal Debt Obligations – 2.1%
County of Orange, California RB Refunding for Pension Obligations Taxable Series 2015-A
$18,875,000	0.580%	11/02/15	$18,875,000
58,700,000	0.680	02/01/16	58,700,000
District of Columbia Water & Sewer Authority
29,200,000	0.230	09/17/15	29,200,000
Emory University
9,355,000	0.190	10/01/15	9,354,155
Rutgers State University of New Jersey CP Series 2015-C
33,030,000	0.190	09/22/15	33,030,000
South Carolina State Public Service Authority Series 2015 AA
35,000,000	0.270	09/10/15	35,000,000
30,000,000	0.270	10/19/15	30,000,000
20,000,000	0.300	11/17/15	20,000,000
South Carolina State Public Service Authority Series 2015 BB
25,675,000	0.270	11/04/15	25,675,000
State of California GO Taxable Series 2010
8,430,000	3.950	11/01/15	8,479,112

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS			$268,313,267

U.S. Government Agency Obligations – 7.7%
Federal Home Loan Bank
$200,000,000	0.200%	09/15/15	$199,999,780
150,000,000	0.230	12/30/15	149,993,565
150,000,000	0.300	03/07/16	149,990,043
Overseas Private Investment Corp. (USA)
9,450,953	0.150 (a)	09/08/15	9,450,953
248,200,000	0.160 (a)	09/08/15	248,200,000
203,382,491	0.170 (a)	09/08/15	203,382,491

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$961,016,832

U.S. Treasury Obligation – 2.0%
United States Treasury Bill
$252,000,000	0.265%	03/03/16	$251,665,120

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – 2.5%
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)(b)
$35,500,000	0.150%		09/01/15	$35,500,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	0.150		09/01/15	30,000,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A (Surety - MBIA) (Bayerische Landesbank Girozentrale, SPA)
81,800,000	0.080		09/08/15	81,800,000
City of Maumelle, Arkansas VRDN RB Industrial Development Revenue for Kimberly-Clark Corp. Project Taxable Series 2015 (Kimberly-Clark Corp.)(b)
15,000,000	0.150		09/08/15	15,000,000
City of Omaha, Nebraska Parking Facilities Corp. VRDN RB Putters Series 2013-SGT06 (Societe Generale, LIQ)(b)
19,465,000	0.080		09/01/15	19,465,000
Nuveen Dividend Advantage Municipal Fund #2 VRDP Series 2010-2 (Toronto-Dominion Bank, LIQ)(b)
29,300,000	0.110		09/08/15	29,300,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDP Series 2010-1 (Toronto-Dominion Bank, LIQ)(b)
30,900,000	0.110		09/08/15	30,900,000
Nuveen Municipal Opportunity Fund, Inc. VRDP Series 2010 (Citibank N.A., LIQ)(b)
7,900,000	0.110		09/08/15	7,900,000
Providence Health & Services Obligated Group (U.S. Bank N.A., SBPA)
46,500,000	0.200		09/08/15	46,500,000
University of Illinois VRDN RB for Auxiliary Facility Series 2014-C (Northern Trust Company, LOC)
8,600,000	0.130		09/08/15	8,600,000
World Wildlife Fund, Inc. VRDN RB Series 2015 (JPMorgan Chase Bank, N.A., LOC)
11,560,000	0.190		09/08/15	11,560,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$316,525,000

Variable Rate Obligations(a) – 11.0%
Fairway Finance LLC
$100,000,000	0.350	%(b)	02/01/16	$100,000,000
100,000,000	0.358	(b)	02/01/16	100,000,000
100,000,000	0.358	(b)(c)	03/03/16	100,000,000
JPMorgan Chase Bank N.A.
275,000,000	0.439		04/07/16	275,000,000
JPMorgan Securities LLC
100,000,000	0.453		11/19/15	100,000,000
LMA Americas LLC
75,000,000	0.282	(b)	10/05/15	75,000,000
State Street Bank & Trust Co.
300,000,000	0.394		03/14/16	300,000,000
Wells Fargo Bank N.A.
125,000,000	0.401		05/19/16	125,000,000
205,000,000	0.461		05/20/16	205,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$1,380,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$7,123,623,131

Repurchase Agreements(d) – 43.9%
BNP Paribas Securities Corp.
$57,300,000	0.150%		09/01/15	$57,300,000
Maturity Value: $57,300,239

Collateralized by Federal Farm Credit Bank, 4.875%, due
12/16/15 to 01/17/17, Federal Home Loan Bank, 0.000%, due
10/07/15, Federal Home Loan Mortgage Corp., 0.400% to
4.000%, due 05/27/16 to 07/01/44, Federal National Mortgage
Association, 2.500% to 3.000%, due 03/01/28 to 07/01/43 and
Government National Mortgage Association, 3.500%, due
04/20/43. The aggregate market value of the collateral,
including accrued interest, was $58,446,000.

Citibank, N.A.
250,000,000	0.120		09/02/15	250,000,000
Maturity Value: $250,005,833
Settlement Date: 08/26/15

Collateralized by Federal Home Loan Mortgage Corp., 0.000% to
3.871%, due 04/25/21 to 01/25/46, Federal National Mortgage
Association, 2.500% to 3.500%, due 09/25/24 to 10/25/41, U.S.
Treasury Bonds, 2.500% to 3.125%, due 02/15/43 to 02/15/45
and U.S Treasury Notes, 1.250% to 2.750%, due 01/31/19 to
02/15/25. The aggregate market value of the collateral,
including accrued interest, was $255,146,438.

Credit Suisse Securities (USA) LLC
150,000,000	0.130		09/01/15	150,000,000
Maturity Value: $150,000,542
Collateralized by U.S. Treasury Notes, 1.375% to 3.500%, due 02/15/18 to 08/31/21. The aggregate market value of the collateral, including accrued interest, was $153,004,603.

Federal Reserve Bank of New York
1,450,000,000	0.050		09/01/15	1,450,000,000
Maturity Value: $1,450,002,014

Collateralized by U.S. Treasury Bonds, 3.625% to 3.750%, due
08/15/41 to 08/15/43 and U.S. Treasury Note, 3.500%, due
05/15/20. The aggregate market value of the collateral,
including accrued interest, was $1,450,002,019.

ING Financial Markets LLC
250,000,000	0.150		09/01/15	250,000,000
Maturity Value: $250,001,042
Collateralized by Federal National Mortgage Association, 3.000% to 5.500%, due 02/01/42 to 08/01/48. The aggregate market value of the collateral, including accrued interest, was $255,001,439.

Joint Repurchase Agreement Account I
37,000,000	0.130		09/01/15	37,000,000
Maturity Value: $37,000,134

Joint Repurchase Agreement Account III
1,624,600,000	0.150		09/01/15	1,624,600,000
Maturity Value: $1,624,606,769

JPMorgan Securities LLC
100,000,000	0.750	(e)	01/27/16	100,000,000
Maturity Value: $100,375,000
Settlement Date: 07/31/15
Collateralized by various mortgage-backed obligations, 0.699% to 6.500%, due 10/25/34 to 03/20/47. The aggregate market value of the collateral, including accrued interest, was $115,000,108.

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(d) – (continued)
Merrill Lynch, Pierce, Fenner and Smith, Inc.
$100,700,000	0.130%		09/01/15	$100,700,000
Maturity Value: $100,700,364
Collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/20. The market value of the collateral, including accrued interest, was $102,714,079.
181,600,000	0.140		09/01/15	181,600,000
Maturity Value: $181,600,706

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.802%, due 07/15/31 to 06/15/54, Federal Home Loan
Mortgage Corp. Stripped Securities, 5.752% to 5.852%, due
07/15/42 to 09/15/42, Federal National Mortgage Association,
4.000% to 6.351%, due 05/25/37 to 12/25/43 and Government
National Mortgage Association, 0.333% to 6.447%, due
05/16/38 to 05/20/65. The aggregate market value of the
collateral, including accrued interest, was $199,760,001.

200,000,000	0.450		09/01/15	200,000,000
Maturity Value: $200,002,500
Collateralized by various mortgage-backed obligations, 4.199% to 4.499%, due 02/25/25 to 05/25/25. The aggregate market value of the collateral, including accrued interest, was $250,000,000.
100,000,000	0.470		09/01/15	100,000,000
Maturity Value: $100,001,306
Collateralized by various auction rate preferred securities, 0.000% to 1.404%, perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $108,018,556.
230,000,000	0.520	(a)(e)	10/05/15	230,000,000
Maturity Value: $231,501,640
Settlement Date: 07/11/14

Collateralized by various auction rate preferred securities, 6.000%
to 7.375%, due 11/01/32 to perpetual maturity, various
corporate security issuers, 0.000% to 9.000%, due 09/01/15 to perpetual maturity, various equity security issuers and various
Exchange-Traded Funds. The aggregate market value of the
collateral, including accrued interest, was $250,967,638.

Mitsubishi UFJ Securities (USA), Inc.
200,000,000	0.150		09/01/15	200,000,000
Maturity Value: $200,000,833

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
6.500%, due 08/01/31 to 09/01/44, Federal National Mortgage
Association, 2.500% to 7.500%, due 10/01/17 to 01/01/48,
Government National Mortgage Association, 4.000% to
6.500%, due 04/15/23 to 08/20/45, U.S. Treasury Inflation-
Indexed Note, 0.375%, due 07/15/23 and U.S. Treasury Note,
1.875%, due 08/31/17. The aggregate market value of the
collateral, including accrued interest, was $205,476,099.

TD Securities (USA) LLC
100,000,000	0.110		09/03/15	100,000,000
Maturity Value: $100,002,139
Settlement Date: 08/27/15
Collateralized by U.S. Treasury Notes, 1.000% to 2.250%, due 05/31/16 to 11/15/24. The aggregate market value of the collateral, including accrued interest, was $102,000,056.

Repurchase Agreements(d) – (continued)
Wells Fargo Securities LLC
$250,000,000	0.120%		09/02/15	$250,000,000
Maturity Value: $250,005,833
Settlement Date: 08/26/15

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 07/01/45 and Federal National Mortgage Association,
3.500%, due 07/01/45. The aggregate market value of the
collateral, including accrued interest, was $257,500,001.

125,000,000	0.630	(e)	09/16/15	125,000,000
Maturity Value: $125,201,250
Settlement Date: 06/16/15

Collateralized by various asset-backed obligations, 0.000% to
8.420%, due 07/20/18 to 04/16/59 and various mortgage-
backed obligations, 0.000% to 6.000%, due 09/01/21 to
12/25/52. The aggregate market value of the collateral,
including accrued interest, was $137,500,001.

75,000,000	0.630		11/10/15	75,000,000
Maturity Value: $75,120,750
Settlement Date: 08/10/15

Collateralized by various asset-backed obligations, 0.000% to
6.652%, due 01/25/32 to 12/25/35, various corporate security issuers, 5.125% to 11.000%, due 10/15/18 to 09/30/24 and
various mortgage-backed obligations, 0.000% to 6.000%, due
06/15/20 to 07/15/58. The aggregate market value of the
collateral, including accrued interest, was $82,423,151.

TOTAL REPURCHASE AGREEMENTS				$5,481,200,000

TOTAL INVESTMENTS – 100.8%				$12,604,823,131

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%				(104,898,846)

NET ASSETS – 100.0%				$12,499,924,285

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2015.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2015, these securities amounted to $513,065,000 or approximately 4.1% of net assets.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on August 31, 2015. Additional information on Joint Repurchase Agreement Accounts I and III appear on pages 56-57.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2015, these securities amounted to $455,000,000 or approximately 3.6% of net assets.

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
CP	—Commercial Paper
GO	—General Obligation
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
RB	—Revenue Bond
SBPA	—Standby Bond Purchase Agreement
SPA	—Stand-by Purchase Agreement
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 99.1%
California – 99.1%
ABAG Finance Authority for Non-Profit Corporations VRDN RB for Sharp Healthcare Series 2009 C (Citibank N.A., LOC)
$450,000	0.010%	09/08/15	$450,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area P-Floats Series 2013-MT-841 (Bank of America N.A., LIQ)(a)
4,150,000	0.040	09/08/15	4,150,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding for San Francisco Bay Area CR-PT-4708 Series 2011 (Bank of America N.A., LIQ)(a)
6,100,000	0.020	09/08/15	6,100,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
1,800,000	0.230	09/08/15	1,800,000
California Educational Facilities Authority VRDN RB for California Institute of Technology Series 2006 B (GO of Institution)
3,500,000	0.010	09/08/15	3,500,000
California Educational Facilities Authority VRDN RB for Stanford University Floaters Series 2015-XM-0051 (Citibank N.A., LIQ)(a)
2,600,000	0.020	09/08/15	2,600,000
California Educational Facilities Authority VRDN RB for University of Southern California Eagle Series 2014-0005 Class A (Citibank N.A., LIQ)(a)
1,000,000	0.030	09/08/15	1,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Floater Trust Series 2009-11B (Barclays Bank PLC, LIQ)(a)
1,100,000	0.050	09/08/15	1,100,000
California Educational Facilities Authority VRDN RB for University of Southern California Floaters Series 2010-3144 (Morgan Stanley Bank N.A., LIQ)(a)
2,976,640	0.010	09/01/15	2,976,640
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank N.A., LIQ)(a)
3,690,000	0.030	09/08/15	3,690,000
California Educational Facilities Authority VRDN RB Refunding for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank N.A., LIQ)(a)
3,680,000	0.030	09/08/15	3,680,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1996 L-4
2,300,000	0.010	09/08/15	2,300,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1999 L-7
3,393,000	0.010	09/08/15	3,393,000
California Health Facilities Financing Authority CP for Kaiser Permanente Series 2015 E
1,000,000	0.260	03/01/16	1,000,000
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats Series 2011 PT-4699 (NATL-RE) (Bank of America N.A., SPA)(a)
1,740,000	0.190	09/08/15	1,740,000

Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB for Catholic Healthcare Series 1988 C (NATL-RE) (JPMorgan Chase Bank N.A., LOC)
$1,900,000	0.150%	09/08/15	$1,900,000
California Health Facilities Financing Authority VRDN RB for City of Hope Series 2012 B
10,630,000	0.010	09/08/15	10,630,000
California Health Facilities Financing Authority VRDN RB for Lucile Packard Children’s Hospital Floater Certificates Series 2012 O-48 (Royal Bank of Canada, LIQ)(a)
2,000,000	0.020	09/08/15	2,000,000
California Health Facilities Financing Authority VRDN RB for Lucile Packard Children’s Hospital Series 2012 Floaters Series 2015-XF-0152 (Bank of America N.A., LIQ)(a)
2,580,000	0.050	09/08/15	2,580,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services Floaters Series 2015-XF-0036 (Toronto-Dominion Bank, LIQ)(a)
2,440,000	0.030	09/08/15	2,440,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services P-Floats Series 2009 PT-4646 (Bank of America N.A., LIQ)(a)
1,290,000	0.030	09/08/15	1,290,000
California Health Facilities Financing Authority VRDN RB for Scripps Health Series 2008 E RMKT (MUFG Union Bank, N.A., LOC)
300,000	0.010	09/08/15	299,985
California Health Facilities Financing Authority VRDN RB for Sutter Health Floaters Series 2015-ZF-0212 (JPMorgan Chase Bank N.A., LIQ)(a)
2,935,000	0.030	09/08/15	2,935,000
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
3,800,000	0.030	09/08/15	3,800,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Floaters Series 2010-3193 (Deutsche Bank A.G., LIQ)(a)
1,000,000	0.190	09/08/15	1,000,000
California Infrastructure & Economic Development Bank RB Refunding for J Paul Getty Trust Series 2012 A-1
1,250,000	4.000	10/01/15	1,254,004
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Bonds Series 2010 A (GTY AGMT - Chevron Corp.)
4,300,000	0.010	09/01/15	4,300,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Bonds Series 2010 B (GTY AGMT - Chevron Corp.)
300,000	0.010	09/01/15	300,000
California State Department of Water Resources CP Series 2015-1 (Bank of Montreal Chicago Branch, LIQ)
3,990,000	0.020	09/09/15	3,990,000
California State University VRDN RB Floater Trust Series 2008-K37W (AGM) (Citibank N.A., LIQ)
3,575,000	0.170	09/08/15	3,575,000

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
California – (continued)
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC-CR FSA) (Citibank N.A., LIQ)(a)
$3,000,000	0.030%	09/08/15	$3,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2004 K
2,000,000	0.140	10/05/15	2,000,000
1,500,000	0.140	11/03/15	1,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2006 D
1,000,000	0.140	11/04/15	1,000,000
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (GTY AGMT – Kaiser Permanente)
1,960,000	5.000	04/01/16	2,013,795
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 J (GTY AGMT – Kaiser Permanente)
2,000,000	0.010	09/08/15	2,000,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 L
200,000	0.010	09/08/15	200,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente SPEARS Series 2013-DBE- 1185 (Deutsche Bank A.G., LIQ)(a)
1,000,000	0.170	09/08/15	1,000,000
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
600,000	0.030	09/08/15	600,000
Central Basin Municipal Water District VRDN COPS Refunding for 2007 Project Series 2008 B (U.S. Bank N.A., LOC)
5,600,000	0.010	09/08/15	5,600,000
City and County of San Francisco Public Utilities Commission VRDN RB SPEARS Series 2011-DB-1020X (Deutsche Bank A.G., LIQ)(a)
1,700,000	0.230	09/08/15	1,700,000
City of Los Angeles GO Series 2008 A
515,000	5.000	09/01/15	515,000
City of Los Angeles VRDN RB for Wastewater System Floaters Series 2015-ZF-0242 (JPMorgan Chase Bank N.A., LIQ)(a)
2,100,000	0.030	09/08/15	2,100,000
City of Santa Clara Electric VRDN RB Series 2008 Subseries B (Bank of Tokyo-Mitsubishi UFJ, LOC)
3,855,000	0.010	09/08/15	3,855,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0004-1 Class A (Citibank N.A., LIQ)(a)
1,400,000	0.030	09/08/15	1,400,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0010 Class A (Citibank N.A., LIQ)(a)
1,900,000	0.030	09/08/15	1,900,000
Eastern Municipal Water District VRDN RB Refunding for Wastewater System Series 2014 A (Wells Fargo Bank N.A., SPA)
1,645,000	0.010	09/08/15	1,645,000

Municipal Debt Obligations – (continued)
California – (continued)
Eastern Municipal Water District VRDN RB Refunding for Wastewater System Series 2014 B (Wells Fargo Bank N.A., SPA)
$3,000,000	0.010%	09/01/15	$3,000,000
Irvine Ranch Water District GO VRDN Special Assessment District Nos.140-240-105-250 Series 1993 (U.S. Bank N.A., LOC)
4,600,000	0.010	09/01/15	4,600,000
Los Angeles Community College District GO VRDN Series 2011 O-4 (Royal Bank of Canada, LIQ)(a)
2,100,000	0.020	09/08/15	2,100,000
Los Angeles Community Redevelopment Agency MF Hsg VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA, LIQ)
10,700,000	0.010	09/08/15	10,700,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows II Project Series 1998 C (FNMA, LIQ)
1,200,000	0.010	09/08/15	1,200,000
Los Angeles County Housing Authority MF Hsg VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA, LIQ)
2,436,000	0.010	09/08/15	2,436,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Floater Trust Series 2010-27B (Barclays Bank PLC, LIQ)(a)
1,300,000	0.050	09/08/15	1,300,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2010-3838 (JPMorgan Chase Bank N.A., LIQ)(a)
5,900,000	0.030	09/08/15	5,900,000
Los Angeles Department of Airports VRDN RB Refunding for Los Angeles International Airport Floater Trust Series 2010-80W (Barclays Bank PLC, LIQ)(a)
2,645,000	0.050	09/08/15	2,645,000
Los Angeles Department of Airports VRDN RB Refunding for Los Angeles International Airport Floater Trust Series 2013-26WX (Barclays Bank PLC, LIQ)(a)
4,000,000	0.050	09/08/15	4,000,000
Los Angeles Department of Water & Power RB for Power System Series 2012 C
2,300,000	5.000	01/01/16	2,328,125
Los Angeles Department of Water & Power VRDN RB for Power System Series 2001 Subseries B-1 (Royal Bank of Canada, SPA)
250,000	0.010	09/08/15	250,000
Los Angeles Department of Water & Power VRDN RB for Power System Series 2002 Subseries A-5 RMKT (Citibank N.A., SPA)
2,000,000	0.010	09/08/15	2,000,000
Los Angeles Department of Water & Power VRDN RB Refunding Series 2001 Subseries B-7 (Bank of Montreal, SPA)
3,000,000	0.010	09/08/15	3,000,000
Los Angeles Department of Water & Power VRDN RB Series 2001 Subseries B-3 (Royal Bank of Canada, SPA)
350,000	0.010	09/01/15	350,000

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
$8,000,000	0.010%	09/08/15	$8,000,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-3 (Royal Bank of Canada, SPA)
1,700,000	0.010	09/08/15	1,700,000
Metropolitan Water District of Southern California VRDN RB Floater Trust Refunding Series 2009-8B Reg D (Barclays Bank PLC, LIQ)(a)
2,500,000	0.050	09/08/15	2,500,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-2 (Barclays Bank PLC, SPA)
5,900,000	0.010	09/08/15	5,900,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2015 A-2
1,900,000	0.010	09/08/15	1,900,000
Orange County Apartment Development VRDN RB Refunding for Park Ridge Villas Series 1998 (FNMA) (FNMA, LIQ)
4,000,000	0.020	09/08/15	4,000,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
2,000,000	0.050	09/08/15	2,000,000
Orange County Water District CP Series 2015-94 (Bayerische Landesbank Gironzentrale, LOC)
4,213,000	0.110	09/17/15	4,213,000
Orange County Water District VRDN COPS Putters Refunding Series 2010-3686Z (JPMorgan Chase Bank N.A., LIQ)(a)
500,000	0.030	09/08/15	500,000
Riverside County Transportation Commission Sales Tax VRDN RB Putters Series 2013-4354 (JPMorgan Chase Bank, N.A., LIQ)(a)
1,875,000	0.030	09/08/15	1,875,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)
8,355,000	0.020	09/08/15	8,355,000
Sacramento Municipal Utility District VRDN RB Refunding for Series 2008 J (Bank of America N.A., LOC)
3,600,000	0.010	09/08/15	3,600,000
Sacramento Municipal Utility District VRDN RB Series 2012 L (U.S. Bank N.A., LOC)
600,000	0.010	09/08/15	600,000
Sacramento Suburban Water District VRDN COPS Refunding Series 2009 A (Sumitomo Mitsui Banking Corp., LOC)
2,000,000	0.010	09/08/15	2,000,000
San Diego Community College District GO VRDN Floater Certificates Series 2011-O-8 (Royal Bank of Canada, LIQ)(a)
1,000,000	0.020	09/08/15	1,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
570,000	0.040	09/08/15	570,000
San Diego Community College District GO VRDN SPEARS Series 2011-DB-1005 (Deutsche Bank A.G., LIQ)(a)
2,500,000	0.310	09/08/15	2,500,000

Municipal Debt Obligations – (continued)
California – (continued)
San Diego County Regional Transportation Commission VRDN RB Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
$5,450,000	0.010%	09/08/15	$5,450,000
San Diego County Water Authority CP Series 2015 B
2,500,000	0.020	09/01/15	2,500,000
Santa Clara County Financing Authority VRDN RB Refunding for Multiple Facilities Projects Series 2008 M (Bank of America N.A., LOC)
385,000	0.020	09/08/15	385,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 B-RMKT (Sumitomo Mitsui Banking Corp., SPA)
750,000	0.010	09/08/15	750,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 C-RMKT (Sumitomo Mitsui Banking Corp., SPA)
9,700,000	0.010	09/08/15	9,700,000
Southern California Public Power Authority VRDN RB for Milford Wind Corridor Phase II Project-1 SPEARS Series 2012-DB-1048 (Deutsche Bank A.G., LIQ)
2,200,000	0.230	09/08/15	2,200,000
Southern California Public Power Authority VRDN RB Refunding for Magnolia Power Project Series 2009 A-1 (U.S. Bank N.A., LOC)
2,000,000	0.010	09/08/15	2,000,000
State of California GO VRDN for Kindergarten-University Public Education Facilities RMKT Series 2004-B-2 (Citibank N.A., LOC)
2,500,000	0.010	09/01/15	2,500,000
State of California GO VRDN Various Purpose Floaters Series 2015-XF1039 (Deutsche Bank A.G., LIQ)(a)
6,300,000	0.170	09/08/15	6,300,000
The Regents of the University of California Limited Project VRDN RB Series 2007 D ROCS RR II R-12236 (AGM-CR FGIC) (Citibank N.A., LIQ)(a)
1,000,000	0.020	09/01/15	1,000,000
The Regents of the University of California Medical Center Pooled VRDN RB Series 2013 K
3,700,000	0.010	09/08/15	3,700,000
The Regents of the University of California VRDN RB Municipal Floater Trust Refunding Series 2013-23 U (Barclays Bank PLC, LIQ)(a)
1,000,000	0.050	09/08/15	1,000,000
The Regents of the University of California VRDN RB Refunding Series 2013 AL-2
4,600,000	0.020	09/08/15	4,600,000
Victor Valley Community College District GO VRDN Floater Certificates Series 2009-34C (GTY AGMT - Wells Fargo & Co.) (Wells Fargo Bank N.A., LIQ)(b)
3,000,000	0.050	09/08/15	3,000,000

TOTAL MUNICIPAL DEBT OBLIGATIONS			$255,909,549

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
U.S. Government Agency Obligation – 0.8%
Federal Home Loan Bank
$2,000,000	0.173%	11/19/15	$1,999,254

TOTAL INVESTMENTS – 99.9%			$257,908,803

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			364,801

NET ASSETS – 100.0%			$258,273,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2015, these securities amounted to $91,771,640 or approximately 35.5% of net assets.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. At August 31, 2015, these securities amounted to $3,000,000 or approximately 1.2% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – 98.8%
Multi-State – 3.3%
New York City Trust for Cultural Resources RB Refunding for Museum of Modern Art Series 2015-XM-0072 (Bank of America N.A., LIQ)(a)
$3,000,000	0.070%	09/08/15	$3,000,000

New York – 95.5%
City of Binghamton GO BANS Refunding Series 2015
2,500,000	1.250	01/29/16	2,509,205
City of New York GO VRDN Refunding Series 2008 Subseries J-5 (Bank of America N.A., SPA)
600,000	0.010	09/01/15	600,000
City of New York GO VRDN Series 2008 Subseries L-4 (U.S. Bank N.A., LOC)
300,000	0.010	09/01/15	300,000
City of New York GO VRDN Series 2008 Subseries L-5 RMKT (Bank of America N.A., SPA)
1,100,000	0.010	09/01/15	1,100,000
County of Nassau GO TANS Series 2014 A
2,500,000	2.000	09/15/15	2,501,586
County of Nassau IDA Civic Facility Refunding & Improvement VRDN RB Refunding for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
3,070,000	0.010	09/01/15	3,070,000
County of Nassau Interim Finance Authority VRDN RB Refunding Series 2008 D-1 (The Bank of NY Mellon, SPA)
1,400,000	0.020	09/08/15	1,400,000
County of Onondaga Trust for Cultural Resources VRDN RB Refunding for Syracuse University Project Series 2010 A (Wells Fargo Bank N.A., LOC)
4,500,000	0.010	09/08/15	4,500,000
Erie County IDA VRDN RB for City School District of the City of Buffalo Project SPEARS Series 2012-DB-1054 (State Aid Withholding) (Deutsche Bank A.G., LIQ)(a)
1,000,000	0.230	09/08/15	1,000,000
Metropolitan Transportation Authority VRDN RB for Dedicated Tax Series 2002 Subseries B-1 RMKT (State Street Bank & Trust Co., LOC)
1,150,000	0.010	09/08/15	1,150,000
Metropolitan Transportation Authority VRDN RB Refunding for Dedicated Tax Fund Subseries 2008 A-1 RMKT (Royal Bank of Canada, LOC)
2,285,000	0.010	09/01/15	2,285,000
New York City GO VRDN Austin Trust Certificates Series 2008-1131 (AGM) (Bank of America N.A., LIQ)(a)
1,515,000	0.070	09/08/15	1,515,000
New York City Health & Hospital Corp. RB Refunding for Health System Series 2010 A
1,350,000	5.000	02/15/16	1,378,967
New York City Health & Hospital Corp. VRDN RB Refunding for Health System Series 2008 B (TD Bank N.A., LOC)
2,400,000	0.010	09/08/15	2,400,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding for Second General Resolution Series 2014 Subseries AA-1 (JPMorgan Chase Bank N.A., SPA)
1,800,000	0.010	09/01/15	1,800,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding for Second General Resolution SPEARS Series 2011-DB-1028X (Deutsche Bank A.G., LIQ)(a)
$1,000,000	0.230%	09/08/15	$1,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-4 (Royal Bank of Canada, SPA)
1,000,000	0.010	09/08/15	1,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1A RMKT (Sumitomo Mitsui Banking, SPA)
400,000	0.010	09/08/15	400,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 Subseries A-1 (TD Bank N.A., SPA)
1,000,000	0.020	09/08/15	1,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1999 Subseries B-3 (JPMorgan Chase Bank N.A., SPA)
90,000	0.010	09/08/15	90,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2012 Subseries A-6 (State Street Bank & Trust Co., SPA)
1,400,000	0.010	09/01/15	1,400,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2013 Subseries A-4 (Wells Fargo Bank N.A., SPA)
500,000	0.010	09/01/15	500,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-1 Subseries 1-D (Landesbank Hessen-Thueringen Girozentrale, SPA)
1,495,000	0.010	09/01/15	1,495,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Series 2002 Subseries C-5 (Bank of America N.A., SPA)
400,000	0.010	09/01/15	400,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
650,000	0.010	09/08/15	650,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
600,000	0.010	09/08/15	600,000
New York City Trust for Cultural Resources VRDN RB for The Juilliard School Series 2011 ROCS-RR-II R-11927 (Citibank N.A., LIQ)(a)
2,400,000	0.030	09/08/15	2,400,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
1,800,000	0.010	09/08/15	1,800,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Columbia University Series 2009 A
2,100,000	0.010	09/08/15	2,100,000

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A., SPA)
$3,900,000	0.010%	09/08/15	$3,900,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3171 (JPMorgan Chase Bank N.A., LIQ)(a)
1,055,000	0.030	09/08/15	1,055,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for University of Rochester Series 2006 A-1 RMKT (Barclays Bank PLC, LOC)
1,500,000	0.020	09/08/15	1,500,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Vassar College Floaters Series 2007-1861 (Wells Fargo Bank N.A., LIQ)
1,745,000	0.020	09/08/15	1,745,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Vassar College Floaters Series 2014-XF-0007 (JPMorgan Chase Bank N.A., LIQ)(a)
1,500,000	0.030	09/08/15	1,500,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 B RMKT (HSBC Bank USA N.A., SPA)
2,495,000	0.010	09/08/15	2,495,000
New York State Dormitory Authority State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible (HSBC Bank USA N.A., LOC)
2,710,000	0.010	09/01/15	2,710,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2000 A (JPMorgan Chase Bank N.A., SPA)
700,000	0.010	09/08/15	700,000
New York State Dormitory Authority VRDN RB for Cornell University Series 2004 A RMKT (HSBC Bank USA N.A., SPA)
1,000,000	0.010	09/08/15	1,000,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Realty LLC Series 2004 A (FNMA) (FNMA, LIQ)
600,000	0.020	09/08/15	600,000
New York State Housing Finance Agency VRDN RB for Clinton Park Housing Series 2010 A RMKT (FHLMC, LIQ)
300,000	0.010	09/08/15	300,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA) (FNMA, LIQ)
1,000,000	0.010	09/08/15	1,000,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
1,500,000	0.010	09/08/15	1,500,000
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project Putters Series 2012-4080Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,000,000	0.220	09/08/15	1,000,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project SPEARS Series 2012-DB-1091 (Deutsche Bank A.G., LIQ)(a)
$2,795,000	0.140%	09/08/15	$2,795,000
New York State Local Government Assistance Corp. VRDN RB Refunding Series 1997 SG-100 (NATL-RE-IBC) (Societe Generale, SPA)
1,065,000	0.140	09/08/15	1,065,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003 4V RMKT (Bank of America N.A., SPA)
1,700,000	0.010	09/08/15	1,700,000
New York State Power Authority VRDN RB CP Series 1994-1 (JP Morgan Chase Bank N.A.,LIQ) (TD Bank N.A., LIQ) (State Street Bank & Trust, LIQ) (Wells Fargo Bank N.A., LIQ)
1,000,000	0.070	09/11/15	1,000,000
2,150,000	0.080	10/05/15	2,150,000
New York State Thruway Authority VRDN RB Refunding Floater Series 2008-2800 (Credit Suisse, LIQ)
1,000,000	0.020	09/08/15	1,000,000
Port Authority of New York & New Jersey VRDN RB Series 2006 ROCS-RR-II-R- 664 (Citibank N.A., LIQ)(a)
2,130,000	0.030	09/08/15	2,130,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2011-DB-1031X (Deutsche Bank A.G., LIQ)(a)
2,000,000	0.230	09/08/15	2,000,000
Sales Tax Asset Receivable Corp. VRDN RB Refunding Floaters Series 2015-XF-0133 (JPMorgan Chase Bank N.A., LIQ)(a)
1,000,000	0.030	09/08/15	1,000,000
Town of Hempstead GO BANS Series 2014
2,000,000	1.500	12/18/15	2,006,183
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 C RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
1,000,000	0.010	09/08/15	1,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F (Landesbank Hessen-Thueringen Girozentrale, SPA)
1,200,000	0.020	09/01/15	1,200,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-3 RMKT (Bank of Tokyo- Mitsubishi UFJ, LOC)
1,000,000	0.010	09/08/15	1,000,000
Utility Debt Securitization Authority of New York VRDN RB Refunding for Restructuring Bonds Floaters Series 2015-ZF-0195 (JP Morgan Chase Bank N.A., LIQ)(a)
3,350,000	0.030	09/08/15	3,350,000

			86,745,941

TOTAL INVESTMENTS – 98.8%			$89,745,941

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			1,116,718

NET ASSETS – 100.0%			$90,862,659

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments (continued)

August 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2015, these securities amounted to $23,745,000 or approximately 26.1% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
BANS	—Bond Anticipation Notes
CP	—Commercial Paper
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
IBC	—Insured Bond Certificate
IDA	—Industrial Development Agency
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TANS	—Tax Anticipation Notes
VRDN	—Variable Rate Demand Notes

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.1%
Alabama – 4.0%
Alabama Special Care Facilities Financing Authority VRDN RB Refunding for Birmingham Ascension Health Senior Credit Group Floaters Series 2015-XF-0102 (JP Morgan Chase Bank N.A., LIQ)(a)
$6,370,000	0.020%	09/08/15	$6,370,000
Alabama Special Care Facilities Financing Authority VRDN RB Refunding for Birmingham Ascension Health Senior Credit Group Solar Eclipse Series 2007-0046 (U.S. Bank N.A., LIQ) (U.S. Bank N.A., LOC)(b)
16,380,000	0.020	09/08/15	16,380,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 2014 C
50,000,000	0.040	09/01/15	50,000,000
East Alabama Health Care Authority VRDN RB Refunding Series 2012 B
15,000,000	0.030	09/08/15	15,000,000
Huntsville Health Care Authority CP Series 2015
20,000,000	0.090	09/01/15	20,000,000
25,000,000	0.110	09/09/15	25,000,000
16,000,000	0.080	10/01/15	16,000,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project RMKT Series 2007
11,500,000	0.070	09/08/15	11,500,000
Mobile IDB VRDN PCRB for Alabama Power Co. Barry Plant Project RMKT Series 2008
15,000,000	0.320	10/01/15	15,000,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998
37,290,000	0.070	09/08/15	37,290,000

			212,540,000

Alaska – 0.3%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 A RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
10,000,000	0.020	09/08/15	10,000,000
Alaska Housing Finance Corp. VRDN RB Refunding for Governmental Purpose Series 2001 A RMKT
6,290,000	0.010	09/08/15	6,290,000

			16,290,000

Arizona – 1.2%
Arizona Health Facilities Authority VRDN RB for Banner Health P-Floats Series 2011 PT-4695 (Bank of America N.A., LIQ)(a)
10,500,000	0.070	09/08/15	10,500,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2008-3151 (JPMorgan Chase Bank N.A., LIQ)(a)
6,605,000	0.030	09/08/15	6,605,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2009-3466 (JPMorgan Chase Bank N.A., LIQ)(a)
4,065,000	0.030	09/08/15	4,065,000
City of Phoenix Civic Improvement Corp. Water System VRDN RB Putters Refunding Series 2009-3458 (JPMorgan Chase Bank N.A., LIQ)(a)
7,140,000	0.030	09/08/15	7,140,000

Municipal Debt Obligations – (continued)
Arizona – (continued)
City of Phoenix GO VRDN Floaters Series 2007-1882 (Wells Fargo Bank N.A., LIQ)
$17,500,000	0.020%	09/08/15	$17,500,000
County of Maricopa IDA Senior Living Facilities VRDN RB Refunding for Christian Care Apartments, Inc. Project Series 2005 A (FNMA) (FNMA, LIQ)
10,095,000	0.020	09/08/15	10,095,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Floaters Trust Series 2009-9W (Barclays Bank PLC, LIQ)(a)
4,050,000	0.060	09/08/15	4,050,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Floaters Trust Series 2010-21W (Barclays Bank PLC, LIQ)(a)
5,000,000	0.060	09/08/15	5,000,000

			64,955,000

California – 13.6%
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area P-Floats Series 2013-MT-841 (Bank of America N.A., LIQ)(a)
760,000	0.040	09/08/15	760,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding for San Francisco Bay Area CR-PT-4708 Series 2011 (Bank of America N.A., LIQ)(a)
8,770,000	0.020	09/08/15	8,770,000
Bay Area Toll Authority California Toll Bridge VRDN RB Refunding for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
6,945,000	0.230	09/08/15	6,945,000
California Educational Facilities Authority VRDN RB for Stanford University Floaters Series 2015-XM-0051 (Citibank N.A., LIQ)(a)
1,400,000	0.020	09/08/15	1,400,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank N.A., LIQ)(a)
4,305,000	0.030	09/08/15	4,305,000
California Educational Facilities Authority VRDN RB Refunding for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank N.A., LIQ)(a)
2,700,000	0.030	09/08/15	2,700,000
California Educational Facilities Authority VRDN RB Refunding for University of Southern California Floaters Series 2015-XF-0093 (JPMorgan Chase Bank N.A., LIQ)(a)
2,300,000	0.030	09/08/15	2,300,000
California Health Facilities Financing Authority CP for Kaiser Permanente Series 2015 E
27,000,000	0.260	03/01/16	27,000,000
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats Series 2011 PT-4699 (NATL-RE) (Bank of America N.A., SPA)(a)
18,605,000	0.190	09/08/15	18,605,000
California Health Facilities Financing Authority VRDN RB for Kaiser Permanente Floater Certificates Series 2011 E-21 (Royal Bank of Canada, LOC)(a)
12,600,000	0.020	09/08/15	12,600,000

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB for Lucile Packard Children’s Hospital Floater Certificates Series 2012 O-48 (Royal Bank of Canada, LIQ)(a)
$2,000,000	0.020%	09/08/15	$2,000,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services P-Floats Series 2009 PT-4646 (Bank of America N.A., LIQ)(a)
2,900,000	0.030	09/08/15	2,900,000
California Health Facilities Financing Authority VRDN RB for Sutter Health Floaters Series 2015-ZF-0212 (JPMorgan Chase Bank N.A., LIQ)(a)
835,000	0.030	09/08/15	835,000
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
5,030,000	0.030	09/08/15	5,030,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Floaters Series 2010-3193 (Deutsche Bank A.G., LIQ)(a)
5,000,000	0.190	09/08/15	5,000,000
California State University VRDN RB Floater Trust Series 2008-K37W (AGM) (Citibank N.A., LIQ)
10,900,000	0.170	09/08/15	10,900,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2004 K
3,610,000	0.140	11/03/15	3,610,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2006 D
19,000,000	0.140	11/04/15	19,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2008 B (GTY AGMT – Kaiser Permanente)
49,000,000	0.210	01/11/16	49,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-1
13,000,000	0.240	03/02/16	13,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-3
9,500,000	0.240	03/02/16	9,500,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2009 B-4
10,000,000	0.220	03/07/16	10,000,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Floaters Series 2015-XF-1002 (Deutsche Bank A.G., LIQ)(a)
11,935,000	0.180	09/08/15	11,935,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-11672 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
10,035,000	0.030	09/08/15	10,035,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente SPEARS Series 2013-DBE- 1185 (GTY AGMT – Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
16,430,000	0.170	09/08/15	16,430,000

Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente ROCS RR-II R- 1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
$9,200,000	0.030%	09/08/15	$9,200,000
California Statewide Communities Development Authority VRDN RB Refunding for Kaiser Permanente Series 2003 C (GTY AGMT – Kaiser Permanente)
9,200,000	0.010	09/08/15	9,200,000
City and County of San Francisco Public Utilities Commission VRDN RB SPEARS Series 2011-DB-1020X (Deutsche Bank A.G., LIQ)(a)
48,300,000	0.230	09/08/15	48,300,000
City of Berkeley GO TRANS Series 2015
24,995,000	1.250	07/21/16	25,204,892
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0004-1 Class A (Citibank N.A., LIQ)(a)
8,600,000	0.030	09/08/15	8,600,000
East Bay Municipal Utility District VRDN RB Water System Eagle Series 2013-0010 Class A (Citibank N.A., LIQ)(a)
4,700,000	0.030	09/08/15	4,700,000
East Bay Municipal Utility District VRDN RB Water System Refunding Series 2008 A-2 RMKT (U.S. Bank N.A., SPA)
7,670,000	0.010	09/08/15	7,670,000
Irvine Ranch Water District GO VRDN Special Assessment District Nos.140-240-105-250 Series 1993 (U.S. Bank N.A., LOC)
200,000	0.010	09/01/15	200,000
Los Angeles Community Redevelopment Agency MF Hsg VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA, LIQ)
5,135,000	0.010	09/08/15	5,135,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2010-3838 (JPMorgan Chase Bank N.A., LIQ)(a)
1,600,000	0.030	09/08/15	1,600,000
Los Angeles Department of Airports VRDN RB Refunding for Los Angeles International Airport Floater Trust Series 2010- 80W (Barclays Bank PLC, LIQ)(a)
2,600,000	0.050	09/08/15	2,600,000
Los Angeles Department of Airports VRDN RB Refunding for Los Angeles International Airport Floater Trust Series 2013- 26WX (Barclays Bank PLC, LIQ)(a)
1,000,000	0.050	09/08/15	1,000,000
Los Angeles Department of Water & Power VRDN RB for Power System Floaters Series 2015-ZF-0160 (JPMorgan Chase Bank N.A., LIQ)(a)
1,250,000	0.030	09/08/15	1,250,000
Los Angeles Department of Water & Power VRDN RB for Power System Putters Series 2009-3422 (JPMorgan Chase Bank N.A., LIQ)(a)
8,795,000	0.030	09/08/15	8,795,000
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2001 Subseries B-1 (Royal Bank of Canada, SPA)
1,400,000	0.010	09/08/15	1,400,000

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Department of Water & Power VRDN RB Refunding for Power System Series 2002 Subseries A-2 RMKT (Citibank N.A., SPA)
$15,000,000	0.010%	09/08/15	$15,000,000
Los Angeles Department of Water & Power Waterworks VRDN RB Refunding Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
67,650,000	0.010	09/08/15	67,650,000
Metropolitan Water District of Southern California VRDN RB Floater Trust Refunding Series 2009-8B Reg D (Barclays Bank PLC, LIQ)(a)
5,000,000	0.050	09/08/15	5,000,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-2 (Barclays Bank PLC, SPA)
4,100,000	0.010	09/08/15	4,100,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2015 A-1
11,500,000	0.010	09/08/15	11,500,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2015 A-2
14,100,000	0.010	09/08/15	14,100,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
5,350,000	0.050	09/08/15	5,350,000
Orange County Water District VRDN COPS Putters Refunding Series 2010-3686Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,500,000	0.030	09/08/15	1,500,000
Riverside County Transportation Commission Sales Tax VRDN RB Putters Refunding Series 2013-4364 (JPMorgan Chase Bank N.A., LIQ)(a)
6,365,000	0.030	09/08/15	6,365,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments Series 1996 C RMKT (FNMA) (FNMA, LIQ)
3,145,000	0.020	09/08/15	3,145,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank N.A., LIQ)(a)
5,470,000	0.040	09/08/15	5,470,000
San Diego Community College District GO VRDN SPEARS Series 2011-DB-1005 (Deutsche Bank A.G., LIQ)(a)
3,500,000	0.310	09/08/15	3,500,000
San Diego County Regional Transportation Commission VRDN RB Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
400,000	0.010	09/08/15	400,000
San Diego Unified School District GO TRANS Series 2015 A
24,100,000	2.000	06/30/16	24,443,663
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 C-RMKT (Sumitomo Mitsui Banking Corp., SPA)
3,100,000	0.010	09/08/15	3,100,000
Southern California Public Power Authority VRDN RB for Milford Wind Corridor Phase II Project-1 SPEARS Series 2012-DB-1048 (Deutsche Bank A.G., LIQ)
4,860,000	0.230	09/08/15	4,860,000
State of California Department of Water Resources Power Supply RB Refunding Series 2010 L
1,975,000	5.000	05/01/16	2,036,978

Municipal Debt Obligations – (continued)
California – (continued)
State of California Department of Water Resources Power Supply RB Refunding Series 2010 M
$26,250,000	5.000%	05/01/16	$27,080,293
State of California GO Refunding Series 2015
50,000,000	3.000	03/01/16	50,701,925
49,545,000	5.000	03/01/16	50,732,479
State of California GO Refunding Series 2015 B
14,000,000	3.000	08/01/16	14,344,535
The Regents of the University of California VRDN RB Floaters Refunding Series 2015-ZF-0192 (JPMorgan Chase Bank N.A., LIQ)(a)
7,030,000	0.030	09/08/15	7,030,000
The Regents of the University of California VRDN RB Municipal Floater Trust Refunding Series 2013-23U (Barclays Bank PLC, LIQ)(a)
4,000,000	0.050	09/08/15	4,000,000
The Regents of the University of California VRDN RB Refunding Series 2013 AL-2
7,400,000	0.020	09/08/15	7,400,000

			728,224,765

Colorado – 1.2%
City & County of Denver GO VRDN Floaters Series 2015-XM- 0062 (Bank of America N.A., LIQ)(a)
7,500,000	0.070	09/08/15	7,500,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Refunding Series 2004 A (Bank of America N.A., SPA)
14,450,000	0.020	09/08/15	14,450,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2000 A (Surety – MBIA) (Bayerische Landesbank Girozentrale, SPA)
27,200,000	0.080	09/08/15	27,200,000
Colorado Health Facilities Authority VRDN RB for Catholic Health Initiatives Floaters Series 2013-3364 (GTY AGMT – Morgan Stanley Bank) (Morgan Stanley Bank, LOC)(a)
5,625,000	0.160	09/08/15	5,625,000
Colorado Health Facilities Authority VRDN RB Refunding for Sisters of Leavenworth Health System Floater Certificates Series 2012-0-15 (Royal Bank of Canada, LIQ)(a)
7,000,000	0.020	09/08/15	7,000,000

			61,775,000

Connecticut – 2.7%
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 (Bank of Tokyo-Mitsubishi UFJ, SPA)
6,850,000	0.010	09/08/15	6,850,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2014 Subseries C-2 (Bank of Tokyo-Mitsubishi UFJ, SPA)
5,500,000	0.020	09/08/15	5,500,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2861 (JPMorgan Chase Bank N.A., LIQ)(a)
16,820,000	0.010	09/01/15	16,820,000

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2862 (JPMorgan Chase Bank N.A., LIQ)(a)
$21,405,000	0.010%	09/01/15	$21,405,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-3185Z (JPMorgan Chase Bank N.A., LIQ)(a)
11,995,000	0.030	09/08/15	11,995,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 1999 U-1
5,200,000	0.010	09/08/15	5,200,000
State of Connecticut GO for Economic Recovery Series 2009 A
2,575,000	5.000	01/01/16	2,615,592
State of Connecticut GO Series 2015
12,500,000	5.000	08/01/16	13,038,359
State of Connecticut GO VRDN for Economic Recovery SIFMA Index Series 2012 A
5,000,000	0.550	04/15/16	5,011,772
State of Connecticut GO VRDN for Economic Recovery SIFMA Index Series 2013 A
2,500,000	0.250	03/01/16	2,501,859
State of Connecticut GO VRDN Refunding Economic Recovery SIFMA Index Series 2014 A
4,500,000	0.060	01/01/16	4,500,000
State of Connecticut GO VRDN Refunding for Economic Recovery SIFMA Index Series 2011 A
14,350,000	0.670	05/15/16	14,397,345
State of Connecticut GO VRDN SIFMA Index Series 2012 D
400,000	0.310	09/15/15	400,010
Town of Greenwich GO BANS Refunding Series 2015
12,000,000	1.250	01/21/16	12,050,038
Town of Guilford GO BANS Refunding Series 2015
22,630,000	1.000	08/10/16	22,782,708

			145,067,683

Delaware – 0.8%
County of New Castle GO VRDN Floaters Refunding Series 2015-ZF-2088 (Morgan Stanley Bank, LIQ)(a)
6,665,000	0.150	09/08/15	6,665,000
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2008 A
12,610,000	0.010	09/01/15	12,610,000
Delaware State Health Facilities Authority VRDN RB Refunding for Christiana Care Health Services, Inc. Series 2008 B
16,475,000	0.020	09/08/15	16,475,000
University of Delaware VRDN RB Putters Refunding Series 2013-4359 (JPMorgan Chase Bank N.A., LIQ)(a)
9,170,000	0.030	09/08/15	9,170,000

			44,920,000

District of Columbia – 1.8%
District of Columbia GO TRANS Series 2014
25,000,000	1.500	09/30/15	25,027,165
District of Columbia Income Tax Secured RB Refunding Series 2009 C
1,000,000	5.000	12/01/15	1,011,944

Municipal Debt Obligations – (continued)
District of Columbia – (continued)
District of Columbia Income Tax Secured RB Series 2009 D
$550,000	5.000%	12/01/15	$556,390
District of Columbia Income Tax Secured VRDN RB Municipal Floater Trust Series 2013-15U (Barclays Bank PLC, LIQ)(a)
4,110,000	0.060	09/08/15	4,110,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3354 (JPMorgan Chase Bank N.A., LIQ)(a)
7,080,000	0.030	09/08/15	7,080,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3369 (JPMorgan Chase Bank N.A., LIQ)(a)
4,500,000	0.030	09/08/15	4,500,000
District of Columbia Income Tax Secured VRDN RB Refunding Series 2011 E
1,520,000	0.620	12/01/15	1,520,000
District of Columbia Water & Sewer Authority Public Utility Systems CP Series 2015 B (Landesbank Hessen-Thueringen Girozentrale, LOC)
12,500,000	0.070	11/05/15	12,500,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Eagle Refunding Series 2013-0011 Class A (AGM-CR FGIC) (Citibank N.A., LIQ)(a)
5,750,000	0.040	09/08/15	5,750,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Eagle Refunding Series 2013-0012 Class A (AGM-CR FGIC) (Citibank N.A., LIQ)(a)
4,050,000	0.040	09/08/15	4,050,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Eagle Refunding Series 2014-0040 Class A (AGM) (Citibank N.A., LIQ)(a)
6,200,000	0.030	09/08/15	6,200,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Floaters Series 2015-XM-0001 (JPMorgan Chase Bank N.A., LIQ)(a)
13,025,000	0.030	09/08/15	13,025,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Putters Refunding Series 2009-3317 (JPMorgan Chase Bank N.A., LIQ)(a)
6,670,000	0.030	09/08/15	6,670,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)
5,000,000	0.010	09/08/15	5,000,000
Metropolitan Washington Airports Authority Airline System VRDN RB Refunding Series 2009 Subseries D-2
600,000	0.010	09/01/15	600,000

			97,600,499

Florida – 1.8%
City of Gainesville Utilities System VRDN RB Refunding Series 2012 B RMKT (Sumitomo Mitsui Banking Corp., LOC)
24,470,000	0.010	09/08/15	24,470,000
City of Lakeland Energy System RB Refunding Series 2010 (AGM)
7,910,000	5.000	10/01/15	7,941,141
Jacksonville Electric Authority RB Refunding for Electric System Series 2014 3-A
100,000	3.000	10/01/15	100,226

38	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Florida – (continued)
Jacksonville Electric Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-1 (State Street Bank & Trust Co., SPA)
$2,100,000	0.020%	09/08/15	$2,100,000
Pinellas County Health Facilities Authority VRDN RB for BayCare Health System Series 2009 A2 (Northern Trust Co., LOC)
13,750,000	0.010	09/08/15	13,750,000
State of Florida VRDN RB Refunding for Department of Transportation Putters Series 2008-2514 (JPMorgan Chase Bank N.A., LIQ)(a)
27,105,000	0.050	09/08/15	27,105,000
State of Florida VRDN RB Refunding for Department of Transportation Putters Series 2008-2539 (JPMorgan Chase Bank N.A., LIQ)(a)
21,330,000	0.050	09/08/15	21,330,000

			96,796,367

Georgia – 2.1%
County of DeKalb Water & Sewerage VRDN RB ROCS RR-II- R-11900 Refunding Series 2011 (AGM) (Citibank N.A., LIQ)(a)
9,600,000	0.040	09/08/15	9,600,000
Gwinnett County School District GO VRDN Floaters Series 2015-XF-0089 (JPMorgan Chase Bank N.A., LIQ)(a)
9,935,000	0.030	09/08/15	9,935,000
Main Street Natural Gas, Inc. Gas Project VRDN RB Series 2010 Subseries A-1 RMKT (Royal Bank of Canada, SPA)
20,000,000	0.080	10/01/15	20,000,000
Main Street Natural Gas, Inc. Gas Project VRDN RB Series 2010 Subseries A-2 RMKT (Royal Bank of Canada, SPA)
19,900,000	0.080	12/01/15	19,900,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB Putters Refunding Series 2011-4016 (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
6,500,000	0.040	09/08/15	6,500,000
Municipal Electric Authority of Georgia VRDN RB Refunding Series 1985 Sub Gen-C RMKT (Bayerische Landesbank Girozentrale, LOC)
38,360,000	0.050	09/08/15	38,360,000
Private Colleges & Universities Authority CP for Emory University Series 2015
1,417,000	0.070	09/01/15	1,417,000
Private Colleges & Universities Authority VRDN RB Refunding for Emory University Putters Series 2009-3423 (JPMorgan Chase Bank N.A., LIQ)(a)
4,795,000	0.030	09/08/15	4,795,000

			110,507,000

Hawaii – 0.2%
State of Hawaii GO VRDN P-Floats Series 2011 PT-4718 (Bank of America N.A., LIQ)(a)
3,000,000	0.070	09/08/15	3,000,000
State of Hawaii GO VRDN P-Floats Series 2013 PT-4739 (Bank of America N.A., LIQ)(a)
6,000,000	0.050	09/08/15	6,000,000

			9,000,000

Municipal Debt Obligations – (continued)
Illinois – 4.1%
Illinois Development Finance Authority VRDN RB for Evanston Northwestern Healthcare Corp. Series 2001-B Convertible (JPMorgan Chase Bank N.A., SPA)
$11,375,000	0.010%	09/01/15	$11,375,000
Illinois Educational Facilities Authority VRDN RB for University of Chicago Series 2003 B
7,554,000	0.020	09/08/15	7,554,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2004 Subseries C RMKT
7,000,000	0.010	09/08/15	7,000,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries D RMKT
8,000,000	0.010	09/08/15	8,000,000
Illinois Finance Authority VRDN RB for University of Chicago Medical Center Series 2009 Subseries E-1 RMKT (Wells Fargo Bank N.A., LOC)
2,000,000	0.010	09/01/15	2,000,000
Illinois Finance Authority VRDN RB Refunding for Advocate Health Care Network Series 2008 Subseries C-2B (JPMorgan Chase Bank N.A., SPA)
40,000,000	0.010	09/08/15	40,000,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Floaters Trust Series 2011-16B (Barclays Bank PLC, LIQ)(a)
3,950,000	0.060	09/08/15	3,950,000
Illinois Finance Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2007 A-4 (Wells Fargo Bank N.A., SPA)
2,000,000	0.010	09/08/15	2,000,000
Illinois Finance Authority VRDN RB Refunding for Northwestern University Putters Series 2009-3302 (JPMorgan Chase Bank N.A., LIQ)(a)
6,400,000	0.010	09/01/15	6,400,000
Illinois Finance Authority VRDN RB Refunding for University of Chicago Floaters Series 2015-XM-0050 (Citibank N.A., LIQ)(a)
4,500,000	0.030	09/08/15	4,500,000
Illinois Health Facilities Authority VRDN RB Refunding for Evanston Hospital Corp. Series 1996 RMKT (JPMorgan Chase Bank N.A., SPA)
20,380,000	0.010	09/08/15	20,380,000
Illinois Health Facilities Authority VRDN RB Refunding for Northwestern Memorial Hospital Series 2002 C (Northern Trust Co., SPA)
2,500,000	0.010	09/01/15	2,500,000
Metropolitan Water Reclamation District of Greater Chicago Floaters Series 2015-XM-0024 (Morgan Stanley Bank, LIQ)(a)
18,000,000	0.130	09/08/15	18,000,000
Tender Option Bond Trust Receipts Certificates Various States Floaters Series 2011-XF-0108 (JPMorgan Chase Bank N.A., LIQ)(a)
30,825,000	0.050	09/08/15	30,825,000
University of Illinois Board of Trustees VRDN COPS Refunding for Utility Infrastructure Projects Series 2004 RMKT (BMO Harris Bank, N.A , SPA)
48,025,000	0.030	09/08/15	48,025,000

The accompanying notes are an integral part of these financial statements.	39

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Illinois – (continued)
University of Illinois Board of Trustees VRDN COPS ROCS RR- II R-11480 Refunding Series 2008 (AGM) (Citibank N.A., LIQ)(a)
$7,495,000	0.110%	09/08/15	$7,495,000

			220,004,000

Indiana – 2.0%
Indiana Finance Authority Hospital VRDN RB for Indiana University Health Floater Certificates Series 2011 E-23 (Royal Bank of Canada, LIQ) (Royal Bank of Canada, LOC)(a)
11,000,000	0.020	09/08/15	11,000,000
Indiana Finance Authority Hospital VRDN RB Refunding for Indiana University Health Floaters Series 2015-XM-0032 (Royal Bank of Canada, LIQ)(a)
6,000,000	0.040	09/08/15	6,000,000
Indiana Finance Authority VRDN RB Refunding for Ascension Health Senior Credit Group Series 2008 E-5 Convertible
24,600,000	0.010	09/08/15	24,600,000
Indiana Finance Authority VRDN RB Refunding for Trinity Health Corp. Floaters Series 2015-XF-0106 (JPMorgan Chase Bank N.A., LIQ)(a)
17,180,000	0.050	09/08/15	17,180,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Subordinate Credit Group Series 2005 A-2 RMKT
17,180,000	0.010	09/08/15	17,180,000
Indiana Health Facility Financing Authority VRDN RB Refunding for Ascension Health Senior Credit Group Floaters Trust Series 2015-XF-0090 (JPMorgan Chase Bank N.A., LIQ)(a)
3,950,000	0.030	09/08/15	3,950,000
Indiana Health Facility Financing Authority VRDN RB Refunding for Sisters of St. Francis Health Services, Inc. Obligated Group Putters Series 2010-3639Z
(AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
4,925,000	0.050	09/08/15	4,925,000
University of Purdue VRDN RB for Student Facilities System Series 2004 A
10,325,000	0.020	09/08/15	10,325,000
University of Purdue VRDN RB for Student Facilities System Series 2007 C
12,335,000	0.010	09/08/15	12,335,000

			107,495,000

Kansas – 2.3%
City of Lawrence GO Temporary Notes Series 2014-II
5,560,000	2.000	10/01/15	5,568,371
City of Lawrence GO Temporary Notes Series 2014-III
13,470,000	2.000	10/01/15	13,490,172
City of Topeka GO Temporary Notes Refunding Series 2014 A
33,390,000	1.000	10/01/15	33,412,464
City of Topeka GO Temporary Notes Refunding Series 2015 A(c)
39,620,000	2.000	10/01/16	40,308,992
State of Kansas Department of Transportation VRDN RB Highway Refunding Series 2012 A-3
3,225,000	0.316	09/01/15	3,225,000

Municipal Debt Obligations – (continued)
Kansas – (continued)
State of Kansas Department of Transportation VRDN RB Highway Series 2004 C-1 (Wells Fargo Bank N.A., SPA)
$29,310,000	0.020%	09/08/15	$29,310,000

			125,314,999

Louisiana – 1.0%
Louisiana Public Facilities Authority VRDN RB for Air Products and Chemicals Project Series 2007
4,800,000	0.010	09/01/15	4,800,000
State of Louisiana Gasoline & Fuels Tax RB Series 2006 A (BHAC-CR FSA)
15,000,000	4.750	05/01/16	15,442,154
State of Louisiana Gasoline & Fuels Tax VRDN RB Eagle Refunding Series 2014-0049 Class A (Citibank N.A., LIQ)(a)
25,000,000	0.030	09/08/15	25,000,000
State of Louisiana GO Refunding Series 2014 D-1
4,830,000	5.000	12/01/15	4,887,831
State of Louisiana GO Refunding Series 2014 D-2
1,205,000	5.000	12/01/15	1,219,428

			51,349,413

Maine – 0.3%
Maine Health & Higher Educational Facilities Authority VRDN RB Refunding for Bowdoin College Floater Trust Series 2009-5B (Barclays Bank PLC, LIQ)(a)
6,665,000	0.060	09/08/15	6,665,000
Maine Health & Higher Educational Facilities Authority VRDN RB Refunding for Bowdoin College Putters Series 2009-3461 (JPMorgan Chase Bank N.A., LIQ)(a)
6,955,000	0.030	09/08/15	6,955,000

			13,620,000

Maryland – 1.0%
County of Carroll GO Refunding Series 2014
3,010,000	2.000	11/01/15	3,019,087
County of Montgomery GO Refunding Series 2014 A
12,500,000	5.000	11/01/15	12,600,905
Maryland Industrial Development Financing Authority Port Facilities VRDN RB Refunding for Occidental Petroleum Corp. Series 2010
23,860,000	0.040	09/08/15	23,860,000
Maryland State Health & Higher Educational Facilities Authority VRDN RB for Johns Hopkins Health System Floater Certificates Series 2013 O-66 (Royal Bank of Canada, LIQ)(a)
5,650,000	0.020	09/08/15	5,650,000
Maryland State Transportation Authority VRDN RB Austin Trust Certificates Series 2008-3017X (AGM) (Bank of America N.A., LIQ)(a)
5,000,000	0.070	09/08/15	5,000,000
State of Maryland Department of Transportation RB Refunding Series 2011
3,000,000	5.000	05/01/16	3,094,015
State of Maryland GO for State and Local Facilities Loan First Series 2009 C
1,125,000	5.000	03/01/16	1,151,885

			54,375,892

40	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Massachusetts – 3.3%
Commonwealth of Massachusetts (The) GO Consolidated Loan Refunding Series 2010 C
$3,775,000	5.000%	12/01/15	$3,820,215
Commonwealth of Massachusetts (The) GO VRDN Austin Trust Certificates Refunding Series 2008-1203 (Bank of America N.A., LIQ)(a)
9,500,000	0.070	09/08/15	9,500,000
Commonwealth of Massachusetts (The) GO VRDN Consolidated Loan SIFMA Index Refunding Series 2012 A
3,000,000	0.470	09/01/15	3,000,000
Commonwealth of Massachusetts (The) GO VRDN Refunding SIFMA Index Series 2013 A
10,000,000	0.310	02/01/16	10,000,000
Massachusetts Bay Transportation Authority Sales Tax CP BANS Series 2015 B (Sumitomo Mitsui Banking Corp., LOC)
14,770,000	0.100	09/01/15	14,770,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Austin Trust Certificates Refunding Series 2008-1111 (Bank of America N.A., LIQ)
5,000,000	0.070	09/08/15	5,000,000
Massachusetts Development Finance Agency VRDN RB for Partners Healthcare System, Inc. Floaters Series 2015-XF-0245 (JPMorgan Chase Bank N.A., LOC)(a)
4,265,000	0.030	09/08/15	4,265,000
Massachusetts Development Finance Agency VRDN RB Refunding for Harvard University Putters Series 2010-3840 (JPMorgan Chase Bank N.A., LOC)(a)
4,000,000	0.030	09/08/15	4,000,000
Massachusetts Development Finance Agency VRDN RB Refunding for Tufts University Series 2011 P
3,600,000	3.000	02/16/16	3,644,953
Massachusetts Health & Educational Facilities Authority RB for Massachusetts Institute of Technology Series 2009 O
3,025,000	5.000	07/01/16	3,144,932
Massachusetts Health & Educational Facilities Authority VRDN RB for Baystate Medical Center Series 2009 K RMKT (Bank of America N.A., LOC)
4,500,000	0.010	09/08/15	4,500,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Putters Series 2008-3104 (JPMorgan Chase Bank N.A., LIQ)(a)
3,040,000	0.030	09/08/15	3,040,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University ROCS RR-II R-11514 Series 2008 (Citibank N.A., LIQ)
5,390,000	0.020	09/08/15	5,390,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y
4,800,000	0.010	09/08/15	4,800,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-2 RMKT (Bank of America N.A., SPA)
18,240,000	0.010	09/01/15	18,240,000
Massachusetts Health & Educational Facilities Authority VRDN RB Refunding for Tufts University Series 2008 N-2 RMKT (Wells Fargo Bank N.A., SPA)
2,100,000	0.010	09/01/15	2,100,000

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts School Building Authority CP Series 2015 B (Citibank N.A., LOC)
$9,500,000	0.080%	09/01/15	$9,500,000
Massachusetts Water Resources Authority CP Series 2015 (Bayerische Landesbank Girozentrale, LOC)
4,000,000	0.330	10/06/15	4,000,000
43,000,000	0.330	10/07/15	43,000,000
Massachusetts Water Resources Authority VRDN RB Refunding Series 2008 E (JPMorgan Chase Bank N.A., SPA)
545,000	0.030	09/08/15	545,000
University of Massachusetts Building Authority Facilities VRDN RB Senior Series 2008 A (Commonwealth GTD) (Barclays Bank PLC, SPA)
21,035,000	0.020	09/08/15	21,035,000

			177,295,100

Michigan – 0.8%
Kent Hospital Finance Authority VRDN RB Refunding for Spectrum Health Series 2008 B-3 (Wells Fargo Bank N.A., SPA)
11,690,000	0.010	09/08/15	11,690,000
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A
100,000	5.000	07/01/16	103,853
Michigan Finance Authority VRDN RB Refunding for Trinity Health Credit Group Floater Certificates Series 2012-0-32 (Royal Bank of Canada, LIQ)(a)
6,870,000	0.020	09/08/15	6,870,000
Michigan State University VRDN RB Series 2005 (Royal Bank of Canada, SPA)
3,700,000	0.010	09/08/15	3,700,000
Regents of the University of Michigan CP Series 2015 J-1
21,465,000	0.090	09/01/15	21,465,000
Regents of the University of Michigan VRDN RB Refunding Series 2012 B (Northern Trust Co. SPA)
685,000	0.010	09/01/15	685,000

			44,513,853

Minnesota – 1.3%
City of Minneapolis VRDN RB for University Gateway Project Series 2002 (Wells Fargo Bank N.A., SPA)
3,000,000	0.020	09/08/15	3,000,000
City of Minneapolis VRDN RB for University Gateway Project Series 2009 (Wells Fargo Bank N.A., SPA)
3,000,000	0.020	09/08/15	3,000,000
City of Rochester GO VRDN Wastewater Series 2007 B (Wells Fargo Bank N.A., SPA)
8,700,000	0.020	09/08/15	8,700,000
County of Hennepin GO Refunding Series 2014 B
6,700,000	5.000	12/01/15	6,780,675
Minnesota Higher Education Facilities Authority VRDN RB for Carleton College Series 2000 Five G (JPMorgan Chase Bank N.A., SPA)
12,100,000	0.030	09/08/15	12,100,000
Minnesota Higher Education Facilities Authority VRDN RB Refunding for Carleton College Series 2005 Six D (JPMorgan Chase Bank N.A., SPA)
5,245,000	0.030	09/08/15	5,245,000

The accompanying notes are an integral part of these financial statements.	41

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Minnesota – (continued)
Rochester Health Care Facilities VRDN RB Refunding for Mayo Clinic Series 2002 A RMKT (Bank of America N.A., SPA)
$1,900,000	0.020%	09/08/15	$1,900,000
Rochester Health Care Facilities VRDN RB Refunding for Mayo Clinic Series 2008 A
13,720,000	0.020	09/08/15	13,720,000
State of Minnesota GO Series 2015 B
7,750,000	3.000	08/01/16	7,942,332
State of Minnesota GO Unrefunded Series 2011 A
7,560,000	5.000	10/01/15	7,590,023

			69,978,030

Mississippi – 1.9%
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT - Chevron Corp.)
24,450,000	0.010	09/01/15	24,450,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B (GTY AGMT - Chevron Corp.)
15,500,000	0.010	09/01/15	15,500,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 E (GTY AGMT - Chevron Corp.)
4,150,000	0.010	09/01/15	4,150,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 E (GTY AGMT - Chevron Corp.)
10,150,000	0.010	09/01/15	10,150,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 B (GTY AGMT - Chevron Corp.)
1,000,000	0.010	09/08/15	1,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 E (GTY AGMT - Chevron Corp.)
10,000,000	0.010	09/08/15	10,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 L (GTY AGMT - Chevron Corp.)
12,990,000	0.010	09/01/15	12,990,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 B (GTY AGMT - Chevron Corp.)
20,480,000	0.010	09/01/15	20,480,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 E (GTY AGMT - Chevron Corp.)
400,000	0.010	09/01/15	400,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 G (GTY AGMT - Chevron Corp.)
3,100,000	0.010	09/01/15	3,100,000

			102,220,000

Municipal Debt Obligations – (continued)
Missouri – 1.4%
Missouri Health & Educational Facilities Authority VRDN RB for BJC Health System Floaters Series 2015-ZF-214 (JPMorgan Chase Bank N.A., LIQ)
$6,665,000	0.030%	09/08/15	$6,665,000
Missouri Health & Educational Facilities Authority VRDN RB for Washington University Putters Series 2009-3546 (JPMorgan Chase Bank N.A., LIQ)(a)
11,395,000	0.030	09/08/15	11,395,000
Missouri Health & Educational Facilities Authority VRDN RB for Washington University Series 2000 C RMKT (U.S. Bank N.A., SPA)
700,000	0.010	09/01/15	700,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2005 B RMKT
18,400,000	0.010	09/08/15	18,400,000
Missouri Health & Educational Facilities Authority VRDN RB Refunding for BJC Health System Series 2008 B (BJC Health System, LIQ)
19,900,000	0.010	09/08/15	19,900,000
Missouri State Health & Educational Facilities Authority CP Series 2015
20,000,000	0.060	10/07/15	20,000,000

			77,060,000

Multi-State – 1.8%
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2013-M027 Class A (FHLMC, LIQ)
15,860,000	0.030	09/08/15	15,860,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2014-M031 Class A (FHLMC, LIQ)
22,965,000	0.030	09/08/15	22,965,000
Federal Home Loan Mortgage Corporation VRDN RB for Multi- Family Variable Rate Certificates Series 2015-M033 Class A (FHLMC, LIQ)
10,535,000	0.030	09/08/15	10,535,000
New York City Trust for Cultural Resources RB Refunding for Museum of Modern Art Series 2015-XM-0072 (Bank of America N.A., LIQ)(a)
5,995,000	0.070	09/08/15	5,995,000
Nuveen AMT-Free Municipal Income Fund VRDP Series 2013-1-2190 (Deutsche Bank A.G., LIQ)(a)
43,800,000	0.140	09/08/15	43,800,000

			99,155,000

Nebraska – 0.5%
City of Lincoln Electric System VRDN RB Floaters Series 2008-2900 (Credit Suisse, LIQ)
21,870,000	0.040	09/08/15	21,870,000
Omaha Public Power District VRDN RB Floaters Series 2006-1289 (FGIC) (Credit Suisse, LIQ)
3,570,000	0.020	09/08/15	3,570,000

			25,440,000

42	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Nevada – 1.1%
City of Las Vegas NV GO Refunding for Limited Tax Series 2014 A
$4,470,000	5.000%	05/01/16	$4,611,341
Clark County GO VRDN Refunding for Flood Control Floaters Series 2011-3263 (NATL-RE FGIC) (Deutsche Bank A.G., LIQ)(a)
7,615,000	0.290	09/08/15	7,615,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3366Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,000,000	0.030	09/08/15	6,000,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3488Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,305,000	0.030	09/08/15	6,305,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3489Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,000,000	0.030	09/08/15	7,000,000
Las Vegas Valley Water District GO VRDN Floaters Series 2015-ZF-0155 (JPMorgan Chase Bank N.A., LIQ)(a)
5,000,000	0.030	09/08/15	5,000,000
Las Vegas Valley Water District GO VRDN Putters Refunding Series 2011-3987Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,185,000	0.060	09/08/15	7,185,000
State of Nevada GO VRDN Putters Series 2009-3421 (JPMorgan Chase Bank N.A., LIQ)(a)
8,450,000	0.030	09/08/15	8,450,000
State of Nevada Unemployment Compensation Fund RB Refunding Series 2013
8,960,000	5.000	06/01/16	9,280,651

			61,446,992

New Hampshire – 0.6%
New Hampshire Health & Education Facilities Authority VRDN RB for Dartmouth College Floaters Trust Series 2009-7W (Barclays Bank PLC, LIQ)(a)
8,825,000	0.060	09/08/15	8,825,000
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2003 (U.S. Bank N.A., SPA)
21,115,000	0.010	09/08/15	21,115,000
New Hampshire Health & Education Facilities Authority VRDN RB Refunding for Dartmouth College Series 2007 B RMKT (Bank of NY Mellon, SPA)
600,000	0.010	09/01/15	600,000
State of New Hampshire GO for Capital Improvements Series 2009 B
1,700,000	5.000	03/01/16	1,740,575

			32,280,575

New Jersey – 0.7%
New Jersey Housing & Mortgage Finance Agency Multi-Family Conduit VRDN RB for Lincoln Towers Project Series 2015 E(c)
7,000,000	0.000	09/01/16	7,000,000
New Jersey Turnpike Authority VRDN RB SPEARS Series 2013-DBE-1154 (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
22,235,000	0.180	09/08/15	22,235,000

Municipal Debt Obligations – (continued)
New Jersey – (continued)
Rutgers The State University of New Jersey CP Series 2015 A (Wells Fargo Bank N.A., LIQ)
$7,700,000	0.080%	09/09/15	$7,700,000

			36,935,000

New Mexico – 1.0%
Regents of the University of New Mexico (The) VRDN RB Refunding Subordinate Lien System Series 2003 B (U.S. Bank N.A., SPA)
18,160,000	0.020	09/08/15	18,160,000
Regents of the University of New Mexico (The) VRDN RB Subordinate Lien System Improvement Series 2001 (U.S. Bank N.A., SPA)
31,020,000	0.020	09/08/15	31,020,000
State of New Mexico Capital Projects GO Series 2015
5,300,000	5.000	03/01/16	5,426,160

			54,606,160

New York – 17.0%
City of Binghamton GO BANS Refunding Series 2015
21,396,162	1.250	01/29/16	21,474,947
City of Binghamton GO BANS Series 2015 B
17,588,150	1.250	04/22/16	17,691,210
City of New York GO Refunding Series 2013 J
1,965,000	5.000	08/01/16	2,049,107
City of New York GO Refunding Series 2014 J
6,000,000	3.000	08/01/16	6,147,628
City of New York GO VRDN Floaters Series 2015-ZF-0206 (JPMorgan Chase Bank N.A., LIQ)(a)
2,700,000	0.030	09/08/15	2,700,000
City of New York GO VRDN Series 2008 Subseries L-4 (U.S. Bank N.A., LOC)
18,245,000	0.010	09/01/15	18,245,000
County of Nassau GO RANS Series 2015 A
17,800,000	2.000	03/15/16	17,933,109
County of Nassau GO TANS Series 2014 A
9,600,000	2.000	09/15/15	9,606,085
County of Nassau IDA Civic Facility Refunding & Improvement VRDN RB Refunding for Cold Spring Harbor Laboratory Project Series 1999 RMKT (TD Bank N.A., SPA)
1,200,000	0.010	09/01/15	1,200,000
County of Nassau Interim Finance Authority VRDN RB Refunding Series 2008 D-1 (The Bank of NY Mellon, SPA)
985,000	0.020	09/08/15	985,000
Erie County IDA VRDN RB for City School District of the City of Buffalo Project SPEARS Series 2012-DB-1054 (State Aid Withholding) (Deutsche Bank A.G., LIQ)(a)
5,035,000	0.230	09/08/15	5,035,000
Metropolitan Transportation Authority VRDN RB for Dedicated Tax Fund Floaters Series 2015-ZF-0204 (JPMorgan Chase Bank N.A., LIQ)(a)
3,165,000	0.030	09/08/15	3,165,000
Metropolitan Transportation Authority VRDN RB Series 2005 Subseries E-1 RMKT (Bank of Montreal, LOC)
8,500,000	0.010	09/01/15	8,500,000

The accompanying notes are an integral part of these financial statements.	43

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
Nassau County Interim Finance Authority VRDN RB Refunding Series 2008 D-2 (JPMorgan Chase Bank N.A., SPA)
$26,815,000	0.020%	09/08/15	$26,815,000
New York City GO VDRN Series 2012 Subseries A-3 (Mizuho Corporate Bank, LOC)
3,805,000	0.010	09/01/15	3,805,000
New York City GO VRDN Austin Trust Certificates Series 2008-1131 (AGM) (Bank of America N.A., LIQ)(a)
700,000	0.070	09/08/15	700,000
New York City GO VRDN Refunding Series 2008 Subseries J-6 (Landesbank Hessen-Thueringen Girozentrale, LOC)
32,180,000	0.010	09/01/15	32,180,000
New York City GO VRDN Series 2003 Subseries A-3 (Morgan Stanley Bank, LOC)
20,600,000	0.010	09/08/15	20,600,000
New York City GO VRDN Series 2005 Subseries E-2 (Bank of America N.A., LOC)
2,200,000	0.010	09/01/15	2,200,000
New York City GO VRDN Series 2005 Subseries F-3 (Sumitomo Mitsui Banking Corp., LOC)
11,600,000	0.010	09/08/15	11,600,000
New York City GO VRDN Series 2006-I Subseries I-3 (Bank of America N.A., LOC)
11,600,000	0.010	09/01/15	11,600,000
New York City Housing Development Corp. MF Hsg. VRDN RB for Bruckner by the Bridge Series 2008 A (FHLMC, LIQ)
14,900,000	0.010	09/08/15	14,900,000
New York City Housing Development Corp. MF Hsg. VRDN RB for W 26th Street Development Series 2011 B RMKT (FHLMC, LIQ)
4,200,000	0.010	09/08/15	4,200,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding for Second General Resolution SPEARS Series 2011-DB-1028X (Deutsche Bank A.G., LIQ)(a)
5,265,000	0.230	09/08/15	5,265,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-2 (Royal Bank of Canada, SPA)
29,000,000	0.010	09/08/15	29,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2008 Subseries B-4 (Royal Bank of Canada, SPA)
43,805,000	0.010	09/08/15	43,805,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2011 Subseries A-1 (Mizuho Bank, Ltd., SPA)
7,400,000	0.010	09/01/15	7,400,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Refunding Series 2012 Subseries B-2 (California Public Employees Retirement System, SPA)
2,100,000	0.010	09/01/15	2,100,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Austin Trust Certificates Refunding Series 2008-1192 (Bank of America N.A., LIQ)(a)
6,000,000	0.070	09/08/15	6,000,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Refunding Series 2011-3274X (Credit Suisse, LIQ)(a)
$8,665,000	0.020%	09/08/15	$8,665,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Trust Refunding Series 2013-16U (Barclays Bank PLC, LIQ)(a)
2,000,000	0.050	09/08/15	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floater Trust Refunding Series 2013-3WX (Barclays Bank PLC, LIQ)(a)
7,400,000	0.050	09/08/15	7,400,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Floaters Refunding Series 2015-XF-0238 (TD Bank N.A., LIQ)(a)
16,940,000	0.030	09/08/15	16,940,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Putters Refunding Series 2008-3231Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,000,000	0.010	09/01/15	6,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2008 Subseries BB-2 (Landesbank Hessen- Thueringen Girozentrale, SPA)
14,600,000	0.010	09/01/15	14,600,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Refunding Series 2014 Subseries BB-2 (Mizuho Bank, Ltd., SPA)
9,000,000	0.010	09/01/15	9,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2011 Subseries FF-2 (Landesbank Hessen-Thueringen Girozentrale, SPA)
24,700,000	0.020	09/01/15	24,700,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-1A RMKT (Sumitomo Mitsui Banking, SPA)
3,100,000	0.010	09/08/15	3,100,000
New York City Transitional Finance Authority Future Tax Secured RB Refunding Series 2012 E
3,310,000	5.000	11/01/15	3,336,811
New York City Transitional Finance Authority Future Tax Secured RB Series 2014 Subseries D-1
6,200,000	2.000	02/01/16	6,246,606
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floaters Series 2015-XM-0029 (Royal Bank of Canada, LIQ)(a)
6,300,000	0.020	09/08/15	6,300,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Refunding Series 2002-A-3B Convertible (Bank of Tokyo-Mitsubishi UFJ, LOC)
7,300,000	0.020	09/08/15	7,300,000

44	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-1 (JPMorgan Chase Bank N.A., SPA)
$90,000	0.010%	09/08/15	$90,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2012 Subseries A-6 (State Street Bank & Trust Co., SPA)
600,000	0.010	09/01/15	600,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2014 Subseries A-3 (Mizuho Bank, Ltd., SPA)
31,400,000	0.010	09/01/15	31,400,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2014 Subseries B-3 (Barclays Bank PLC, SPA)
1,900,000	0.010	09/01/15	1,900,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-1 Subseries 1-D (Landesbank Hessen-Thueringen Girozentrale, SPA)
2,325,000	0.010	09/01/15	2,325,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Austin Trust Certificates Series 2008-1190 (Bank of America N.A., LIQ)
8,780,000	0.070	09/08/15	8,780,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Floaters Series 2015-ZF-0185 (JPMorgan Chase Bank N.A., LIQ)(a)
3,125,000	0.030	09/08/15	3,125,000
New York City Transitional Finance Authority VRDN RB Refunding for Future Tax Secured Series 2001 C RMKT (PNC Bank N.A., SPA)
1,500,000	0.010	09/01/15	1,500,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
8,000,000	0.010	09/08/15	8,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Memorial Sloan-Kettering Cancer Center Floaters Trust Series 2015-XF-0094 (JPMorgan Chase Bank N.A., LIQ)(a)
7,160,000	0.030	09/08/15	7,160,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
8,770,000	0.030	09/08/15	8,770,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2011 ROCS-RR-II R-11944 (Citibank N.A., LIQ)(a)
1,000,000	0.020	09/08/15	1,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3171 (JPMorgan Chase Bank N.A., LIQ)(a)
2,680,000	0.030	09/08/15	2,680,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for University of Rochester Series 2006 A-1 RMKT (Barclays Bank PLC, LOC)
$8,500,000	0.020%	09/08/15	$8,500,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Vassar College Floaters Series 2007-1861 (Wells Fargo Bank N.A., LIQ)
2,300,000	0.020	09/08/15	2,300,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB Refunding for Vassar College Floaters Series 2014-XF-0007 (JPMorgan Chase Bank N.A., LIQ)(a)
4,930,000	0.030	09/08/15	4,930,000
New York State Dormitory Authority State Personal Income Tax VRDN RB Floaters Refunding Series 2015-ZF-0171 (JPMorgan Chase Bank N.A., LIQ)(a)
2,500,000	0.030	09/08/15	2,500,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Eagle Series 2006-0164 Class A (Citibank N.A., LIQ)
11,060,000	0.030	09/08/15	11,060,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Floaters Trust Series 2014-XF-0012 (JPMorgan Chase Bank N.A., LIQ)(a)
5,000,000	0.030	09/08/15	5,000,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Putters Series 2008-3160 (JPMorgan Chase Bank N.A., LIQ)(a)
6,660,000	0.030	09/08/15	6,660,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education Putters Series 2010-3792Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,360,000	0.030	09/08/15	6,360,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education ROCS RR-II R-11479 Series 2008 (Citibank N.A., LIQ)(a)
4,130,000	0.030	09/08/15	4,130,000
New York State Dormitory Authority State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible (HSBC Bank USA N.A., LOC)
400,000	0.010	09/01/15	400,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Floaters Trust Series 2014-XF-0006 (JPMorgan Chase Bank N.A., LIQ)(a)
10,025,000	0.030	09/08/15	10,025,000
New York State Environmental Facilities Corp. VRDN RB Refunding for State Clean Water & Drinking Water Revolving Funds Putters Series 2008-2870 (JPMorgan Chase Bank N.A., LIQ)
7,245,000	0.030	09/08/15	7,245,000
New York State Environmental Facilities Corp. VRDN RB Refunding for State Clean Water & Drinking Water Revolving Funds Putters Series 2013-4355 (JPMorgan Chase Bank N.A., LIQ)(a)
2,500,000	0.030	09/08/15	2,500,000

The accompanying notes are an integral part of these financial statements.	45

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Realty LLC Series 2004 A (FNMA) (FNMA, LIQ)
$5,400,000	0.020%	09/08/15	$5,400,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ)
9,000,000	0.020	09/08/15	9,000,000
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA, LIQ)
83,775,000	0.010	09/08/15	83,775,000
New York State Housing Finance Agency VRDN RB for Clinton Park Housing Series 2010 A RMKT (FHLMC, LIQ)
1,700,000	0.010	09/08/15	1,700,000
New York State Housing Finance Agency VRDN RB for West 37th Street Housing Series 2009 B RMKT (FHLMC, LIQ)
11,200,000	0.010	09/08/15	11,200,000
New York State Housing Finance Agency VRDN RB Refunding for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ)
10,325,000	0.020	09/08/15	10,325,000
New York State Liberty Development Corp. VRDN RB Refunding for 4 World Trade Center Project SPEARS Series 2011-DB-1036X (GTY AGMT - Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
46,785,000	0.230	09/08/15	46,785,000
New York State Liberty Development Corp. VRDN RB Refunding for 7 World Trade Center Project Putters Series 2012-4080Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,000,000	0.220	09/08/15	7,000,000
New York State Local Government Assistance Corp. VRDN RB Refunding Series 1997 SG-100 (NATL-RE-IBC) (Societe Generale, SPA)
2,100,000	0.140	09/08/15	2,100,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003 4V RMKT (Bank of America N.A., SPA)
1,300,000	0.010	09/08/15	1,300,000
New York State Thruway Authority VRDN RB Refunding Floater Series 2008-2800 (Credit Suisse, LIQ)
13,865,000	0.020	09/08/15	13,865,000
New York State Urban Development Corp. for State Personal Income Tax Municipal Trust Receipts VRDN RB Floater Trust Series 2009 6W-Reg D (Barclays Bank PLC, LIQ)(a)
3,470,000	0.050	09/08/15	3,470,000
New York State Urban Development Corp. for State Personal Income Tax Series 2010 A
275,000	5.000	03/15/16	281,839
Port Authority of New York & New Jersey VRDN RB ROCS RR-II R-14077 Series 2013 (Citibank N.A., LIQ)(a)
2,585,000	0.030	09/08/15	2,585,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2011-DB-1031X (Deutsche Bank A.G., LIQ)(a)
5,770,000	0.230	09/08/15	5,770,000
Sales Tax Asset Receivable Corp. VRDN RB Refunding Floaters Series 2015-XF-0133 (JPMorgan Chase Bank N.A., LIQ)(a)
2,140,000	0.030	09/08/15	2,140,000

Municipal Debt Obligations – (continued)
New York – (continued)
Town of Hempstead GO BANS Series 2014
$18,000,000	1.500%	12/18/15	$18,055,650
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2001 C RMKT (Bank of Tokyo-Mitsubishi UFJ, LOC)
12,000,000	0.010	09/08/15	12,000,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2002 F (Landesbank Hessen-Thueringen Girozentrale, SPA)
54,630,000	0.020	09/01/15	54,630,000
Triborough Bridge & Tunnel Authority VRDN RB Refunding General Series 2005 Subseries B-3 RMKT (Bank of Tokyo- Mitsubishi UFJ, LOC)
19,100,000	0.010	09/08/15	19,100,000

			911,912,992

North Carolina – 2.6%
County of Guilford GO VRDN Series 2005 B (Wells Fargo Bank N.A., SPA)
26,880,000	0.020	09/08/15	26,880,000
County of Mecklenburg GO Refunding Series 2009 C
3,285,000	5.000	03/01/16	3,363,753
County of Union Enterprise System VRDN RB Series 2009 (U.S. Bank N.A., LOC)
16,985,000	0.020	09/08/15	16,985,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Putters Series 2008-3186Z (JPMorgan Chase Bank N.A., LIQ)(a)
3,500,000	0.010	09/01/15	3,500,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Duke University Project Eagle Series 2014-0050 Class A (Citibank N.A., LIQ)(a)
8,000,000	0.030	09/08/15	8,000,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Duke University Project Putters Series 2009-3333 (JPMorgan Chase Bank N.A., LIQ)(a)
11,000,000	0.030	09/08/15	11,000,000
North Carolina Capital Facilities Finance Agency VRDN RB Refunding for Wake Forest University Series 2004 A
21,655,000	0.020	09/08/15	21,655,000
North Carolina Medical Care Commission Health Care Facilities Municipal Trust Receipts VRDN RB for Duke University Health System Floater Trust Series 2010-31W (Barclays Bank PLC, LIQ)(a)
2,000,000	0.060	09/08/15	2,000,000
Raleigh Durham Airport Authority VRDN RB Refunding Series 2008 C RMKT (Royal Bank of Canada, LOC)
19,100,000	0.010	09/08/15	19,100,000
University of North Carolina at Chapel Hill VRDN RB Eagle-7 Series 2005-3014 Class A (Citibank N.A., LIQ)
5,345,000	0.030	09/08/15	5,345,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2001 C
3,500,000	0.010	09/08/15	3,500,000
University of North Carolina at Chapel Hill VRDN RB Refunding Series 2003 A (Bank of America N.A., SPA)
4,805,000	0.010	09/08/15	4,805,000

46	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
North Carolina – (continued)
University of North Carolina at Chapel Hill VRDN RB STICS Series 2012-0-24 (Royal Bank of Canada, LIQ)(a)
$11,380,000	0.020%	09/08/15	$11,380,000
University of North Carolina Hospital at Chapel Hill VRDN RB Refunding Series 2001 A (Landesbank Hessen-Thueringen, SPA)
200,000	0.010	09/01/15	200,000
University of North Carolina Hospital at Chapel Hill VRDN RB Series 2001 B (Landesbank Hessen-Thueringen SPA)
715,000	0.010	09/01/15	715,000

			138,428,753

North Dakota – 1.2%
County of Mercer Pollution Control Refunding for Basin Electric Power Cooperative CP Series 2009-1
64,925,000	0.100	09/04/15	64,925,000

Ohio – 3.1%
City of Columbus GO VRDN Putters Series 2007-2365 (JPMorgan Chase Bank N.A., LIQ)(a)
4,360,000	0.050	09/08/15	4,360,000
Franklin County Hospital VRDN RB Improvement for Nationwide Children’s Hospital Project Series 2008 B
5,000,000	0.010	09/08/15	5,000,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 D RMKT (Bank of NY Mellon, SPA)
18,120,000	0.020	09/08/15	18,120,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children’s Hospital Series 2008 F (PNC Bank N.A., SPA)
24,200,000	0.020	09/08/15	24,200,000
Franklin County Hospital VRDN RB Refunding for Ohio Health Corp. SPEARS Series 2011-DB-1040 (Deutsche Bank A.G., LIQ)(a)
11,330,000	0.230	09/08/15	11,330,000
Ohio Higher Educational Facility Commission CP for Case Western Reserve University Program I Series 2015 (JPMorgan Chase Bank N.A., LOC)
38,500,000	0.120	09/16/15	38,500,000
Ohio Higher Educational Facility Commission VRDN RB Refunding for Cleveland Clinic Health System Floaters Series 2015-XF-0105 (JPMorgan Chase Bank N.A., LIQ)(a)
4,500,000	0.030	09/08/15	4,500,000
Ohio State Hospital Facility VRDN RB for Cleveland Clinic Health System Putters Series 2009-3555Z (JPMorgan Chase Bank N.A., LIQ)(a)
6,245,000	0.030	09/08/15	6,245,000
Ohio State Hospital Facility VRDN RB Refunding for Cleveland Clinic Health System Putters Series 2009-3558Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,100,000	0.030	09/08/15	7,100,000
Ohio State University VRDN RB Series 2014 B-2
25,000,000	0.010	09/08/15	25,000,000
State of Ohio GO for Infrastructure Improvements Series 2012 A
2,285,000	4.000	02/01/16	2,321,260
State of Ohio GO Refunding for Common Schools Series 2010 A
2,395,000	5.000	09/15/15	2,399,415

Municipal Debt Obligations – (continued)
Ohio – (continued)
State of Ohio GO Refunding for Common Schools Series 2010 B
$5,000,000	2.000%	06/15/16	$5,069,860
State of Ohio GO VRDN Refunding for Infrastructure Improvement Series 2004 A
15,000,000	0.020	09/08/15	15,000,000

			169,145,535

Oklahoma – 0.2%
Oklahoma State Turnpike Authority VRDN RB Floater Certificates Refunding Series 2012 E-37 (Royal Bank of Canada, LOC)(a)
9,600,000	0.020	09/08/15	9,600,000

Oregon – 0.5%
Metro GO Refunding Series 2014
9,965,000	2.000	06/01/16	10,093,719
State of Oregon GO VRDN for Veterans’ Welfare Series 2006-85-RMKT (U.S. Bank N.A., SPA)
5,840,000	0.010	09/01/15	5,840,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2006-86-RMKT (U.S. Bank N.A., SPA)
5,030,000	0.010	09/01/15	5,030,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2007-87C-RMKT (U.S. Bank N.A., SPA)
1,500,000	0.010	09/01/15	1,500,000
State of Oregon GO VRDN for Veterans’ Welfare Series 2007-88B-RMKT (U.S. Bank N.A., SPA)
1,800,000	0.010	09/01/15	1,800,000

			24,263,719

Pennsylvania – 1.8%
Allegheny County Hospital Development Authority VRDN RB for University of Pittsburg Medical Center Putters Series 2013-4323 (GTY AGMT - JPMorgan Chase Bank N.A.) (JPMorgan Chase Bank N.A., LIQ)(a)
60,000,000	0.110	09/01/15	60,000,000

Allegheny County Hospital Development Authority VRDN RB
Refunding for University of Pittsburg Medical Center Floater
Certificates Series 2011 E-29 (Royal Bank of Canada, LIQ)
(Royal Bank of Canada, LOC)(a)

7,000,000	0.020	09/08/15	7,000,000

Allegheny County Hospital Development Authority VRDN RB
Refunding for University of Pittsburg Medical Center Floater
Certificates Series 2013 E-45 (Royal Bank of Canada, LOC)
(Royal Bank of Canada, SPA)(a)

20,000,000	0.020	09/08/15	20,000,000
Butler County General Authority VRDN RB Refunding for Allegheny School District Project Series 2014 (State Aid Withholding) (PNC Bank N.A., SPA)
7,000,000	0.020	09/08/15	7,000,000

			94,000,000

South Carolina – 0.4%
City of Columbia Waterworks & Sewer System VRDN RB Floater Trust Series 2010-42W (Barclays Bank PLC, LIQ)(a)
3,000,000	0.060	09/08/15	3,000,000

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
South Carolina – (continued)
Columbia Waterworks & Sewer System VRDN RB Series 2009 RMKT (Sumitomo Mitsui Banking, LOC)
$10,000,000	0.020%	09/01/15	$10,000,000
State of South Carolina GO Refunding for State Capital Improvements Series 2011
2,700,000	5.000	03/01/16	2,764,102
State of South Carolina GO Refunding for State School Facilities Series 2011 (South Carolina School District)
3,430,000	5.000	03/01/16	3,512,213

			19,276,315

Tennessee – 1.6%
County of Knox GO Refunding Series 2003 A
1,485,000	5.000	02/01/16	1,514,389
Rutherford County Health & Educational Facilities Board VRDN RB for Ascension Health Senior Credit Group Floater Trust Series 2010-25W (Barclays Bank PLC, LIQ)(a)
2,000,000	0.060	09/08/15	2,000,000
State of Tennessee CP Series 2000 A (Tennessee Consolidated Retirement System, SLOC)
35,000,000	0.110	10/01/15	35,000,000
50,000,000	0.110	12/02/15	50,000,000

			88,514,389

Texas – 7.3%
Board of Regents of the Texas A&M University System VRDN RB Floaters Trust Refunding Series 2010-39W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.060	09/08/15	2,500,000
Board of Regents of the Texas State University System RB Refunding Series 2015 A
5,815,000	2.500	03/15/16	5,885,865
City of Austin GO Refunding for Public Improvements Series 2013 A
100,000	5.000	09/01/15	100,000
City of Austin Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
18,700,000	0.030	09/08/15	18,700,000
City of Dallas GO Refunding Series 2013 A
2,205,000	4.000	02/15/16	2,242,452
City of Houston Airport System VRDN RB Floater Refunding Series 2012-0-44 (Royal Bank of Canada, LIQ)(a)
8,330,000	0.020	09/08/15	8,330,000
City of Houston GO Refunding for Public Improvements Series 2013 A
1,345,000	4.000	03/01/16	1,370,391
City of San Antonio Electric & Gas System RB Refunding Series 2009 A
1,260,000	5.000	02/01/16	1,284,986
City of San Antonio Electric & Gas System RB Refunding Series 2011
3,795,000	5.000	02/01/16	3,869,796
City of San Antonio Electric & Gas System RB Series 2006 A
3,665,000	5.000	02/01/16	3,737,537

Municipal Debt Obligations – (continued)
Texas – (continued)
City of San Antonio Electric & Gas System VRDN RB Floater Series 2015-ZF-0211 (JPMorgan Chase Bank N.A., LIQ)(a)
$5,000,000	0.030%	09/08/15	$5,000,000
City of San Antonio Electric & Gas System VRDN RB Putters Refunding Series 2009-3560 (JPMorgan Chase Bank N.A., LIQ)(a)
9,015,000	0.030	09/08/15	9,015,000
City of San Antonio Electric & Gas System VRDN RB Putters Series 2008-2957 (JPMorgan Chase Bank N.A., LIQ)(a)
9,995,000	0.030	09/08/15	9,995,000
City of San Antonio GO for General Improvements Series 2012
1,400,000	5.000	02/01/16	1,428,100
County of Fort Bend GO Refunding Series 2015 A
1,170,000	2.000	03/01/16	1,179,564
Dallas Area Rapid Transit Sales Tax VRDN RB Refunding Senior Lien ROCS-RR-II R-11541 Series 2008 (Citibank N.A., LIQ)
1,560,000	0.030	09/08/15	1,560,000
Dallastown Area School District GO VRDN Refunding Series 2015 (State Aid Withholding)
10,000,000	1.257	04/15/16	10,057,404
Dickinson ISD GO VRDN Municipal Trust Receipts Refunding Series 2000-SGA94 (PSF-GTD) (Societe Generale, LIQ)
13,350,000	0.040	09/01/15	13,350,000
Grand Prairie ISD Eclipse Funding Trust GO VRDN Series 2007-0067 (PSF-GTD) (U.S. Bank N.A., LIQ) (U.S. Bank N.A., LOC)(a)
10,065,000	0.030	09/08/15	10,065,000
Harris County Cultural Education Facilities Finance Corp. CP Refunding for Methodist Hospital Series 2009 C-1
25,000,000	0.220	04/05/16	25,000,000
Harris County Cultural Education Facilities Finance Corp. CP Refunding for Methodist Hospital Series 2009 C-2
3,000,000	0.180	02/03/16	3,000,000
10,000,000	0.220	04/05/16	10,000,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children’s Hospital Project Putters Series 2009-3491Z (JPMorgan Chase Bank N.A., LIQ)(a)
4,795,000	0.050	09/08/15	4,795,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Memorial Hermann Health System Series 2013 B
4,275,000	0.420	06/01/16	4,282,022
Harris County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Methodist Hospital Series 2008 Subseries C-1
15,965,000	0.010	09/01/15	15,965,000
Harris County Health Facilities Development Corp. VRDN RB Refunding for Methodist Hospital System Series 2008 A-2
32,860,000	0.010	09/01/15	32,860,000
Harris County Health Facilities Development Corp. VRDN RB Refunding Methodist Hospital Series 2008 A-1
15,925,000	0.010	09/01/15	15,925,000
Harris County Toll Road Authority VRDN RB Putters Series 2009-3425 (JPMorgan Chase Bank N.A., LIQ)(a)
6,845,000	0.030	09/08/15	6,845,000

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Texas – (continued)
Houston ISD Limited Tax Schoolhouse GO Series 2009 A-1
$1,535,000	5.000%	02/15/16	$1,568,332
Lower Neches Valley Authority Industrial Development Corp. VRDN RB for ExxonMobil Project Series 2010 (GTY AGMT - Exxon Mobil Corp.)
3,200,000	0.010	09/01/15	3,200,000
Mesquite ISD GO VRDN for School Building Series 2003 A (PSF-GTD) (JPMorgan Chase Bank N.A., SPA)
18,745,000	0.020	09/08/15	18,745,000
North Central Texas Health Facilities Development Corp. Hospital for Children’s Medical Center of Dallas Project VRDN RB Floaters Trust Series 2015-XF-0034 (TD Bank N.A., LIQ)(a)
20,000,000	0.030	09/08/15	20,000,000
State of Texas GO VRDN for Transportation Commission Mobility Fund Floaters Series 2015-XM-0064 (Bank of America N.A., LIQ)(a)
6,074,000	0.040	09/08/15	6,074,000
State of Texas GO VRDN for Veterans Series 2013 A (Sumitomo Mitsui Banking Corp., SPA)
1,000,000	0.010	09/08/15	1,000,000
State of Texas GO VRDN for Veterans Series 2015 A (Landesbank Hessen-Thueringen Girozentrale, SPA)
13,300,000	0.030	09/08/15	13,300,000
State of Texas GO VRDN for Veterans Series 2015 B (Mizuho Bank, Ltd., SPA)
20,000,000	0.010	09/08/15	20,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Series 2012 B
21,500,000	0.020	09/08/15	21,500,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 A
6,250,000	0.020	09/08/15	6,250,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB Refunding for Texas Health Resources Series 2008 C
24,070,000	0.020	09/08/15	24,070,000
Texas Public Finance Authority for Unemployment Compensation RB Series 2010 A
2,380,000	5.000	01/01/16	2,417,933
4,040,000	5.000	01/01/16	4,103,844
Texas State Transportation Commission VRDN RB Putters Series 2008-2563 (JPMorgan Chase Bank N.A., LIQ)(a)
6,665,000	0.030	09/08/15	6,665,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2902 (JPMorgan Chase Bank N.A., LIQ)
14,395,000	0.030	09/08/15	14,395,000

			391,632,226

Utah – 1.6%
City of Murray Hospital VRDN RB for IHS Health Services, Inc. Series 2003 B
2,000,000	0.010	09/08/15	2,000,000

Municipal Debt Obligations – (continued)
Utah – (continued)
City of Murray Hospital VRDN RB for IHS Health Services, Inc. Series 2003 C
$4,900,000	0.010%	09/01/15	$4,900,000
City of Riverton VRDN RB for IHC Health Services, Inc. SPEARS Series 2012-DB-1063X (Deutsche Bank A.G., LIQ)(a)
26,115,000	0.160	09/08/15	26,115,000
University of Utah VRDN RB Floaters Series 2015-XM-0056 (Citibank N.A., LIQ)(a)
9,490,000	0.030	09/08/15	9,490,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 B (U.S. Bank N.A., SPA)
21,600,000	0.010	09/08/15	21,600,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 C (U.S. Bank N.A., SPA)
15,000,000	0.010	09/08/15	15,000,000
Utah Transit Authority VRDN RB Austin Trust Certificates Series 2008-3045X (AGM) (Bank of America N.A., LIQ)(a)
5,000,000	0.070	09/08/15	5,000,000

			84,105,000

Virginia – 1.9%
Commonwealth of Virginia GO Refunding Series 2014 B
9,385,000	4.000	06/01/16	9,650,378
County of Loudoun GO Series 2015 A
4,240,000	5.000	12/01/15	4,289,344
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 A (Northern Trust Co., LOC)
2,900,000	0.040	09/08/15	2,900,000
Fairfax County IDA VRDN RB for Fairfax Hospital Series 1988 B (Northern Trust Co., LOC)
2,800,000	0.040	09/08/15	2,800,000
Fairfax County IDA VRDN RB for Inova Health System Floaters Series 2012-3309 (Credit Suisse, LIQ)(a)
4,580,000	0.020	09/08/15	4,580,000
Fairfax County IDA VRDN RB for Inova Health System Series 2000 (Branch Banking & Trust, SPA)
5,900,000	0.020	09/08/15	5,900,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Series 2005 C-1 RMKT (Northern Trust Co., LOC)
9,305,000	0.040	09/08/15	9,305,000
Fairfax County IDA VRDN RB Refunding for Inova Health System Series 2005 C-2 RMKT (Northern Trust Co., LOC)
3,600,000	0.040	09/08/15	3,600,000
Suffolk Economic Development Authority Hospital Facilities Revenue VRDN RB Refunding for Sentara Healthcare Eagles Series 2013-14 Class A (Citibank N.A., LIQ)(b)
24,000,000	0.160	10/08/15	24,000,000
University of Virginia VRDN RB Putters Refunding Series 2008-3188Z (JPMorgan Chase Bank N.A., LIQ)(a)
15,010,000	0.010	09/01/15	15,010,000
Virginia College Building Authority Educational Facilities VRDN RB Refunding for University of Richmond Project Series 2004 (U.S. Bank N.A., SPA)
15,000,000	0.020	09/08/15	15,000,000

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Virginia – (continued)
Virginia Commonwealth Transportation Board VRDN RB Floater Certificates Series 2013-0-67 (Royal Bank of Canada, LIQ)(a)
$6,775,000	0.020%	09/08/15	$6,775,000

			103,809,722

Washington – 4.2%
Central Puget Sound Regional Transportation Authority Sales Tax VRDN RB Floaters Series 2010-3198X (Morgan Stanley Bank, LIQ)(a)
4,250,000	0.060	09/08/15	4,250,000
Central Puget Sound Regional Transportation Authority Sales Tax VRDN RB Putters Series 2008-2625Z (AGM) (JPMorgan Chase Bank N.A., LIQ)(a)
8,380,000	0.010	09/01/15	8,380,000
City of Spokane Water & Wastewater System RB Series 2014
5,625,000	5.000	12/01/15	5,692,345
County of King Limited Tax Municipal Trust Receipts GO VRDN Floater Trust Series 2009-1W (AGC-ICC) (Barclays Bank PLC, LIQ)(a)
7,500,000	0.060	09/08/15	7,500,000
County of King Limited Tax Municipal Trust Receipts GO VRDN Floater Trust Series 2010-66W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.060	09/08/15	2,500,000
County of King Multi-Modal Limited Tax GO VRDN Series 2010 B (State Street Bank & Trust Co., SPA)
11,275,000	0.010	09/08/15	11,275,000
County of King Sewer Revenue CP BANS Series 2015 A (Bayerische Landesbank Girozentrale, LOC)
78,720,000	0.120	10/01/15	78,720,000
County of King Sewer Revenue RB Refunding Series 2011 B
6,345,000	5.000	01/01/16	6,446,006
County of King Sewer Revenue RB Refunding Series 2013 B
1,250,000	2.000	01/01/16	1,257,516
County of King Sewer Revenue VRDN RB Eagle Series 2014-0047 Class A (AGM) (Citibank N.A., LIQ)(a)
14,850,000	0.030	09/08/15	14,850,000
Energy Northwest RB Refunding for Project 1 Series 2007 C
1,000,000	5.000	07/01/16	1,039,382
Energy Northwest RB Refunding for Project 1 Series 2008 A(c)
1,805,000	5.250	07/01/16	1,878,639
Snohomish County School District No. 15 Edmonds Series 2006 (NATL SCH BD GTY)
5,250,000	5.000	06/01/16	5,430,005
Spokane County School District No. 81 Spokane GO Series 2014 (SCH BD GTY)
7,985,000	5.500	12/01/15	8,090,505
State of Washington GO Refunding Series 1993 R-93-B
1,040,000	5.700	10/01/15	1,044,721
State of Washington GO Refunding Series 2010 R-2011-A(c)
2,510,000	5.000	01/01/16	2,549,930
State of Washington GO Series 2012 D
3,000,000	5.000	02/01/16	3,060,139

Municipal Debt Obligations – (continued)
Washington – (continued)
State of Washington GO VRDN Floaters Series 2015-XF-2114 (Citibank N.A., LIQ)(a)
$4,700,000	0.030%	09/08/15	$4,700,000
State of Washington GO VRDN Putters Series 2008-2640 (JPMorgan Chase Bank N.A., LIQ)
9,995,000	0.030	09/08/15	9,995,000
State of Washington GO VRDN Putters Series 2009-3538 (JPMorgan Chase Bank N.A., LIQ)(a)
10,000,000	0.030	09/08/15	10,000,000
State of Washington GO VRDN ROCS RR-II R-11889 Series 2010 (Citibank N.A., LIQ)(a)
2,250,000	0.020	09/08/15	2,250,000
University of Washington VRDN RB Floaters Series 2009-3005 (Morgan Stanley Bank, LIQ)(a)
3,500,000	0.010	09/01/15	3,500,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Floaters Series 2009-3007 (Credit Suisse, LIQ)(a)
9,000,000	0.020	09/08/15	9,000,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)
16,060,000	0.040	09/08/15	16,060,000
Washington Health Care Facilities Authority VRDN RB Refunding for Providence Health Services Floaters Series 2015-XF-0148 (Bank of America N.A., LIQ)(a)
8,665,000	0.020	09/08/15	8,665,000

			228,134,188

Wisconsin – 0.9%
City of Madison GO Promissory Notes Series 2014 A
5,170,000	2.000	10/01/15	5,177,715
County of Milwaukee GO Series 2014 A
2,620,000	2.000	12/01/15	2,631,878
State of Wisconsin GO Series 2011 A
220,000	5.000	05/01/16	226,544
State of Wisconsin GO VRDN Floaters Series 2008-2927 (Credit Suisse, LIQ)(a)
7,200,000	0.020	09/08/15	7,200,000
Wisconsin Health & Educational Facilities Authority VRDN RB Refunding for Children’s Hospital Floater Trust Series 2009-15W (Barclays Bank PLC, LIQ)(a)
2,940,000	0.060	09/08/15	2,940,000
Wisconsin Health & Educational Facilities Authority VRDN RB Refunding for Froedtert Health Floater Certificates Series 2013-0-64 (Royal Bank of Canada, LIQ)(a)
5,275,000	0.050	09/08/15	5,275,000
Wisconsin Health & Educational Facilities Authority VRDN RB Refunding for Froedtert Health Floaters Series 2015-XF-0118 (JPMorgan Chase Bank N.A., LIQ)(a)
18,765,000	0.030	09/08/15	18,765,000
Wisconsin Health & Educational Facilities Authority VRDN RB Refunding for Froedtert Health Floaters Series 2015-ZF-2060 (Morgan Stanley Bank, LIQ)(a)
6,665,000	0.030	09/08/15	6,665,000

			48,881,137

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Wyoming – 0.0%
County of Uinta VRDN PCRB Refunding Chevron USA, Inc. Project Series 1992
$400,000	0.010%	09/01/15	$400,000

TOTAL MUNICIPAL DEBT OBLIGATIONS			$5,317,795,304

U.S. Government Agency Obligations – 0.9%
Federal Home Loan Bank
$25,000,000	0.173%	11/19/15	$24,990,674
25,000,000	0.185	11/27/15	24,988,823

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$49,979,497

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS			$5,367,774,801

Repurchase Agreement(d) – 0.6%
Federal Reserve Bank of New York
$30,000,000	0.050%	09/01/15	$30,000,000
Maturity Value: $30,000,042
Collateralized by U.S. Treasury Bond, 3.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $30,000,135.

TOTAL INVESTMENTS – 100.6%			$5,397,774,801

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(30,732,979)

NET ASSETS – 100.0%			$5,367,041,822

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2015, these securities amounted to $1,483,814,000 or approximately 27.6% of net assets.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be illiquid by the Investment Adviser. August 31, 2015, these securities amounted to $40,380,000 or approximately 0.8% of net assets.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on August 31, 2015.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AMT	—Alternative Minimum Tax (subject to)
BANS	—Bond Anticipation Notes
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
GTD	—Guaranteed
GTY AGMT	—Guaranty Agreement
IBC	—Insured Bond Certificate
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—Intermountain Health Care
ISD	—Independent School District
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
MF Hsg	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
RANS	—Revenue Anticipation Notes
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SCH BD
GTY	—School Bond Guaranty
SIFMA	—Securities Industry and Financial Market Association
SLOC	—Stand-by Letter of Credit
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TANS	—Tax Anticipation Notes
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes
VRDP	—Variable Rate Demand Preferred Shares

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 99.2%
United States Treasury Bills
$1,118,000,000	0.000%		09/03/15	$1,118,000,000
139,500,000	0.020		09/03/15	139,499,845
591,700,000	0.025		09/03/15	591,699,178
2,300,000,000	0.051		09/03/15	2,299,993,611
3,102,000,000	0.051		09/10/15	3,101,961,225
2,320,400,000	0.041		09/17/15	2,320,358,748
2,250,000,000	0.045		09/24/15	2,249,935,313
705,500,000	0.096		10/29/15	705,392,019
165,000,000	0.234		02/11/16	164,828,171
18,000,000	0.229		02/18/16	17,980,875
36,000,000	0.244		02/18/16	35,959,200
353,000,000	0.265		03/03/16	352,530,902
United States Treasury Bonds
250,000,000	9.875		11/15/15	254,967,019
138,000,000	7.250		05/15/16	144,746,250
United States Treasury Floating Rate Notes
3,790,000,000	0.095	(a)	01/31/16	3,789,962,469
1,945,000,000	0.119	(a)	04/30/16	1,945,303,556
1,226,509,000	0.120	(a)	07/31/16	1,226,560,004
1,500,000,000	0.134	(a)	01/31/17	1,499,978,426
United States Treasury Notes
1,399,000,000	0.250		09/15/15	1,399,103,419
11,600,000	0.250		09/30/15	11,599,906
278,400,000	1.250		09/30/15	278,648,881
195,000,000	0.250		10/15/15	195,040,043
802,000,000	0.250		10/31/15	802,144,314
1,287,758,000	1.250		10/31/15	1,290,111,427
471,000,000	0.375		11/15/15	471,233,253
690,500,000	4.500		11/15/15	696,682,656
1,601,400,000	1.375		11/30/15	1,606,230,063
270,900,000	0.250		12/15/15	270,951,037
424,000,000	0.375		01/15/16	424,264,182
305,000,000	0.375		01/31/16	305,290,524
524,000,000	2.000		01/31/16	527,972,845
506,500,000	0.375		02/15/16	506,886,582
1,134,000,000	4.500		02/15/16	1,156,250,587
660,000,000	0.250		02/29/16	660,111,069
276,000,000	2.125		02/29/16	278,538,493
1,107,000,000	2.625		02/29/16	1,120,274,619
2,040,000,000	0.375		03/15/16	2,041,400,635
555,000,000	2.250		03/31/16	561,336,905

TOTAL INVESTMENTS – 99.2%				$36,563,728,251

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%				295,587,478

NET ASSETS – 100.0%				$36,859,315,729

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2015.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 57.4%
United States Cash Management Bill
$2,750,000,000	0.075	%(a)	09/15/15	$2,749,919,792
United States Treasury Bills
8,000,000	0.229		02/18/16	7,991,500
17,000,000	0.244		02/18/16	16,980,733
262,000,000	0.265		03/03/16	261,651,831
United States Treasury Bonds
125,000,000	9.875		11/15/15	127,483,510
114,000,000	7.250		05/15/16	119,573,483
United States Treasury Floating Rate Notes
1,000,000,000	0.134	(b)	01/31/17	999,985,617
150,000,000	0.124	(b)	04/30/17	150,000,000
United States Treasury Notes
120,500,000	0.250		09/15/15	120,507,653
5,500,000	0.250		09/30/15	5,499,956
147,000,000	1.250		09/30/15	147,131,373
155,000,000	0.250		10/31/15	155,017,510
310,500,000	1.250		10/31/15	311,056,524
241,000,000	0.375		11/15/15	241,124,132
37,000,000	4.500		11/15/15	37,327,115
658,850,000	1.375		11/30/15	660,800,008
374,600,000	0.250		12/15/15	374,672,018
47,500,000	0.375		01/31/16	47,537,544
20,100,000	2.000		01/31/16	20,249,146
234,000,000	0.375		02/15/16	234,178,630
298,000,000	4.500		02/15/16	303,808,368
223,000,000	0.250		02/29/16	223,047,316
195,700,000	2.125		02/29/16	197,516,432
314,700,000	2.625		02/29/16	318,466,142
605,000,000	0.375		03/15/16	605,407,839
204,500,000	2.250		03/31/16	206,829,757
232,000,000	5.125		05/15/16	239,925,389
150,000,000	0.375		05/31/16	150,132,483
238,000,000	3.250		05/31/16	243,286,963

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$9,277,108,764

Repurchase Agreements(c) – 58.1%
Bank of Montreal
$100,000,000	0.100	%(b)(d)	09/04/15	$100,000,000
Maturity Value: $100,027,500
Settlement Date: 05/28/15

Collateralized by U.S. Treasury Bonds, 3.000% to 8.750%, due
05/15/17 to 11/15/44 and U.S. Treasury Notes, 0.250% to
4.250%, due 11/30/15 to 02/15/24. The aggregate market value of the collateral, including accrued interest, was $102,000,064.

250,000,000	0.090	(b)(d)	09/08/15	250,000,000
Maturity Value: $250,056,875
Settlement Date: 06/10/15

Collateralized by U.S. Treasury Bonds, 3.750% to 8.750%, due
05/15/17 to 11/15/43 and U.S. Treasury Notes, 0.625% to
2.750%, due 06/30/17 to 02/15/24. The aggregate market value of the collateral, including accrued interest, was $255,000,049.

Repurchase Agreements(c) – (continued)
Bank of Montreal – (continued)
$250,000,000	0.090	%(b)(d)	09/08/15	$250,000,000
Maturity Value: $250,063,750
Settlement Date: 06/05/15

Collateralized by U.S. Treasury Bonds, 3.000% to 8.750%, due
05/15/16 to 05/15/45 and U.S. Treasury Notes, 0.625% to
3.625%, due 05/31/17 to 11/15/24. The aggregate market value of the collateral, including accrued interest, was $255,000,093.

500,000,000	0.090	(b)(d)	09/08/15	500,000,000
Maturity Value: $500,060,000
Settlement Date: 08/28/15

Collateralized by U.S. Treasury Bill, 0.000%, due 08/18/16 and
U.S. Treasury Notes, 0.625% to 2.125%, due 08/31/17 to
12/31/21. The aggregate market value of the collateral,
including accrued interest, was $510,000,048.

Bank of Nova Scotia (The)
6,300,000	0.130		09/01/15	6,300,000
Maturity Value: $6,300,023

Collateralized by U.S. Treasury Bill, 0.000%, due 01/21/16, U.S.
Treasury Bonds, 5.375% to 6.250%, due 05/15/30 to 02/15/31,
U.S. Treasury Inflation-Indexed Bonds, 1.375% to 3.875%, due
04/15/29 to 02/15/44 and U.S. Treasury Inflation-Indexed Note,
0.125%, due 04/15/18. The aggregate market value of the
collateral, including accrued interest, was $6,426,114.

250,000,000	0.180	(b)(d)	09/08/15	250,000,000
Maturity Value: $250,230,000
Settlement Date: 07/06/15

Collateralized by U.S. Treasury Bill, 0.000%, due 01/28/16, U.S.
Treasury Bonds, 2.750% to 7.500%, due 11/15/24 to 05/15/45,
U.S. Treasury Inflation-Indexed Bonds, 1.375% to 3.875%, due
01/15/25 to 02/15/44, U.S. Treasury Inflation-Indexed Notes,
0.125% to 1.250%, due 04/15/18 to 01/15/25 and U.S. Treasury
Notes, 0.500% to 4.625%, due 10/15/16 to 11/15/24. The
aggregate market value of the collateral, including accrued
interest, was $255,072,674.

425,000,000	0.250	(b)(d)	09/08/15	425,000,000
Maturity Value: $425,268,575
Settlement Date: 08/24/15

Collateralized by U.S. Treasury Bonds, 2.500% to 8.125%, due
08/15/19 to 08/15/45, U.S. Treasury Inflation-Indexed Bonds,
2.000% to 3.875%, due 01/15/26 to 04/15/29, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.500%, due 04/15/16 to
01/15/24 and U.S. Treasury Notes, 0.250% to 3.625%, due
10/31/15 to 05/15/25. The aggregate market value of the
collateral, including accrued interest, was $433,524,083.

BNP Paribas Securities Corp.
700,000,000	0.150	(b)(d)	09/01/15	700,000,000
Maturity Value: $703,167,525
Settlement Date: 09/25/12

Collateralized by U.S. Treasury Bills, 0.000%, due 09/17/15 to
07/21/16, U.S. Treasury Bonds, 3.375% to 8.750%, due
02/15/20 to 05/15/44, U.S. Treasury Inflation-Indexed Bond,
2.125%, due 02/15/40, U.S. Treasury Inflation-Indexed Notes,
0.125% to 2.500%, due 01/15/16 to 07/15/25, U.S. Treasury
Interest-Only Stripped Securities, 0.000%, due 11/15/17 to
02/15/44, U.S. Treasury Notes, 0.250% to 4.000%, due
11/15/15 to 11/15/22 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/27 to 11/15/44. The
aggregate market value of the collateral, including accrued
interest, was $714,302,382.

The accompanying notes are an integral part of these financial statements.	53

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Credit Suisse Securities (USA) LLC
$200,000,000	0.130%		09/01/15	$200,000,000
Maturity Value: $200,000,722
Collateralized by U.S. Treasury Notes, 0.250% to 0.875%, due 12/15/15 to 04/15/17. The aggregate market value of the collateral, including accrued interest, was $204,002,298.
Federal Reserve Bank of New York
4,000,000,000	0.050		09/01/15	4,000,000,000
Maturity Value: $4,000,005,556

Collateralized by U.S. Treasury Bonds, 2.750% to 3.750%, due
08/15/41 to 08/15/43 and U.S. Treasury Notes, 1.375% to
3.500%, due 11/30/18 to 05/31/20. The aggregate market value of the collateral, including accrued interest, was
$4,000,005,670.

ING Financial Markets LLC
150,000,000	0.110		09/04/15	150,000,000
Maturity Value: $150,014,208
Settlement Date: 08/04/15
Collateralized by U.S. Treasury Note, 1.125%, due 04/30/20. The market value of the collateral, including accrued interest, was $153,000,559.
300,000,000	0.120		09/08/15	300,000,000
Maturity Value: $300,008,000

Collateralized by U.S. Treasury Interest-Only Stripped Security,
0.000%, due 08/15/21, U.S. Treasury Notes, 1.625% to
2.500%, due 07/31/20 to 05/15/24 and U.S. Treasury Principal-
Only Stripped Securities, 0.000%, due 08/15/41 to 02/15/43.
The aggregate market value of the collateral, including accrued interest, was $306,004,293.

Joint Repurchase Agreement Account I
500,000,000	0.130		09/01/15	500,000,000
Maturity Value: $500,001,806

JPMorgan Securities LLC
88,100,000	0.130		09/01/15	88,100,000
Maturity Value: $88,100,318
Collateralized by U.S. Treasury Note, 1.500%, due 05/31/20. The market value of the collateral, including accrued interest, was $89,862,377.
500,000,000	0.070	(b)(d)	09/04/15	500,000,000
Maturity Value: $500,184,718
Settlement Date: 03/02/15

Collateralized by U.S. Treasury Bills, 0.000%, due 10/22/15 to
05/26/16 and U.S. Treasury Note, 1.000%, due 08/15/18. The
aggregate market value of the collateral, including accrued
interest, was $510,002,058.

Societe Generale
250,000,000	0.120	(b)(d)	09/08/15	250,000,000
Maturity Value: $250,024,166
Settlement Date: 08/24/15

Collateralized by U.S. Treasury Floating-Rate Note, 0.179%, due
01/31/17, U.S. Treasury Inflation-Indexed Notes, 0.125%, due
04/15/18 to 04/15/19 and U.S. Treasury Note, 1.875% to
3.625%, due 02/15/21 to 08/31/22. The aggregate market value of the collateral, including accrued interest, was $255,000,019.

Repurchase Agreements(c) – (continued)
Societe Generale – (continued)
$250,000,000	0.120	%(b)(d)	09/08/15	$250,000,000
Maturity Value: $250,029,166
Settlement Date: 08/21/15

Collateralized by U.S. Treasury Bond, 3.125%, due 08/15/44,
U.S. Treasury Inflation-Indexed Bond, 2.125%, due 02/15/41,
U.S. Treasury Inflation-Indexed Note, 0.625%, due 07/15/21,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
02/15/22 to 05/15/29 and U.S. Treasury Notes, 1.625% to
2.000%, due 11/15/21 to 11/15/22. The aggregate market value of the collateral, including accrued interest, was $254,999,999.

Wells Fargo Securities LLC
250,000,000	0.140	(e)	10/13/15	250,000,000
Maturity Value: $250,061,250
Settlement Date: 08/11/15
Collateralized by U.S. Treasury Notes, 1.625% to 2.250%, due 03/31/16 to 08/31/22. The aggregate market value of the collateral, including accrued interest, was $255,000,068.
125,000,000	0.150	(e)	10/13/15	125,000,000
Maturity Value: $125,031,771
Settlement Date: 08/13/15
Collateralized by U.S. Treasury Note, 2.000%, due 04/30/16. The market value of the collateral, including accrued interest, was $127,500,100.
85,000,000	0.140	(e)	10/29/15	85,000,000
Maturity Value: $85,030,742
Settlement Date: 07/28/15
Collateralized by U.S. Treasury Bond, 3.625%, due 08/15/43 and U.S. Treasury Note, 0.625%, due 12/31/16. The aggregate market value of the collateral, including accrued interest, was $86,700,090.
200,000,000	0.140	(e)	10/29/15	200,000,000
Maturity Value: $200,072,333
Settlement Date: 07/28/15
Collateralized by U.S. Treasury Bond, 3.125%, due 02/15/43. The market value of the collateral, including accrued interest, was $204,000,043.

TOTAL REPURCHASE AGREEMENTS				$9,379,400,000

TOTAL INVESTMENTS – 115.5%				$18,656,508,764

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.5)%				(2,504,527,298)

NET ASSETS – 100.0%				$16,151,981,466

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2015.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2015. Additional information on Joint Repurchase Agreement Account I appears on page 56.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2015, these securities amounted to $660,000,000 or approximately 4.1% of net assets.

54	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31,2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I — At August 31, 2015, certain Funds had undivided interests in the

Joint Repurchase Agreement Account I with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$213,000,000	$213,000,769	$217,260,012
Prime Obligations	37,000,000	37,000,134	37,740,002
Treasury Obligations	500,000,000	500,001,806	510,000,027

REPURCHASE AGREEMENTS — At August 31, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Prime Obligations	Treasury Obligations
BNP Paribas Securities Corp.	0.130%	$71,000,000	$12,333,333	$166,666,667
Credit Agricole Corporate and Investment Bank	0.130	142,000,000	24,666,667	333,333,333
TOTAL		$213,000,000	$37,000,000	$500,000,000

At August 31, 2015, the Joint Repurchase Agreement Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Bonds	4.375 to 6.125%	11/15/27 to 02/15/38
U.S. Treasury Inflation-Indexed Bonds	0.625 to 3.625	01/15/27 to 02/15/44
U.S. Treasury Inflation-Indexed Notes	0.125 to 2.000	01/15/16 to 04/15/18
U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/16 to 08/15/44
U.S. Treasury Notes	0.625 to 2.625	01/31/17 to 05/15/25
U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/15 to 02/15/44

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,050,000,000	$1,050,004,375	$1,079,229,729
Money Market	1,100,000,000	1,100,004,583	1,130,621,621
Prime Obligations	1,624,600,000	1,624,606,769	1,669,825,350

REPURCHASE AGREEMENTS — At August 31, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
ABN Amro Bank N.V.	0.150%	$255,769,231	$267,948,718	$395,735,897
Credit Agricole Corporate and Investment Bank	0.150	336,538,462	352,564,103	520,705,128
TD Securities (USA) LLC	0.150	188,461,538	197,435,897	291,594,872
Wells Fargo Securities LLC	0.150	269,230,769	282,051,282	416,564,103
TOTAL		$1,050,000,000	$1,100,000,000	$1,624,600,000

At August 31, 2015, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.145%	08/18/16
Federal Home Loan Mortgage Corp.	2.000 to 8.000	11/17/15 to 09/01/45
Federal National Mortgage Association	2.000 to 8.500	12/01/17 to 11/01/48
Government National Mortgage Association	2.500 to 8.000	03/15/19 to 08/20/45
U.S. Treasury Bill	0.000	02/18/16
U.S. Treasury Bonds	2.875 to 7.875	02/15/21 to 02/15/44
U.S. Treasury Inflation-Indexed Notes	0.125	04/15/16 to 01/15/23
U.S. Treasury Notes	0.625 to 3.750	08/31/17 to 11/15/22

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2015

Federal Fund
Assets:
Investments based on amortized cost	$10,643,605,138
Repurchase agreements based on amortized cost	4,200,000,000
Cash	9,625
Receivables:
Interest	10,001,439
Fund shares sold	3,398
Investments sold	—
Reimbursement from investment advisor	—
Other assets	34,367
Total assets	14,853,653,967

Liabilities:
Payables:
Investments purchased	3,749,890,625
Management fees	1,025,798
Dividend distribution	16,136
Distribution and Service fees and Transfer Agency fees	—
Fund shares redeemed	—
Accrued expenses	31,645
Total liabilities	3,750,964,204

Net Assets:
Paid-in capital	11,102,140,012
Undistributed (distributions in excess of) net investment income (loss)	1,451
Accumulated net realized gain (loss) from investments	548,300
NET ASSETS	$11,102,689,763
Net asset value, offering and redemption price per share	$1.00
Net Assets:
FST Shares	$10,053,366,602
FST Select Shares	12,265,870
FST Preferred Shares	40,923,332
FST Capital Shares	103,108,019
FST Administration Shares	390,265,937
FST Premier Shares	1,000
FST Service Shares	355,271,769
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	147,486,234
Total Net Assets	$11,102,689,763
Shares outstanding $0.001 par value (unlimited number of shares authorized):
FST Shares	10,052,868,808
FST Select Shares	12,265,263
FST Preferred Shares	40,921,306
FST Capital Shares	103,102,913
FST Administration Shares	390,246,613
FST Premier Shares	1,000
FST Service Shares	355,254,178
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	147,478,931

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$14,700,611,248	$28,074,563,795	$7,123,623,131	$257,908,803	$89,745,941	$5,367,774,801	$36,563,728,251	$9,277,108,764
18,384,000,000	7,563,000,000	5,481,200,000	—	—	30,000,000	—	9,379,400,000
674,978,327	176,314,664	97,209	64,000	861,893	18,746,717	250,025,614	225,728,898

13,474,160	12,118,903	1,771,704	127,238	90,103	7,601,916	48,761,177	21,626,303
543,176	2,345,835	745,220	—	—	124,416	1,218,128	1,301
—	—	—	—	—	—	249,978,256	—
569	—	—	159,276	148,989	—	—	—
79,020	55,643	21,341	62,826	58,034	270,116	58,535	28,801
33,773,686,500	35,828,398,840	12,607,458,605	258,322,143	90,904,960	5,424,517,966	37,113,769,961	18,903,894,067

—	376,213,050	100,000,000	—	—	57,074,848	249,999,958	2,749,919,792
4,806,292	4,835,273	1,712,642	—	21	256,965	3,542,320	1,811,999
185,129	1,602,446	453,083	20	8	7,928	14,483	47,846
291,219	303,009	112,477	—	—	—	—	—
89,235	2,806,917	4,978,733	—	—	38,482	748,312	15,219
115,814	282,775	277,385	48,519	42,272	97,921	149,159	117,745
5,487,689	386,043,470	107,534,320	48,539	42,301	57,476,144	254,454,232	2,751,912,601

33,768,192,209	35,442,330,721	12,499,989,710	258,254,699	90,851,914	5,366,977,532	36,859,452,554	16,152,089,210
(54,871)	53,905	(50,056)	—	332	(29)	(24,647)	(36,827)
61,473	(29,256)	(15,369)	18,905	10,413	64,319	(112,178)	(70,917)
$33,768,198,811	$35,442,355,370	$12,499,924,285	$258,273,604	$90,862,659	$5,367,041,822	$36,859,315,729	$16,151,981,466
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$29,753,209,989	$32,746,797,161	$9,211,382,892	$258,270,800	$90,860,814	$4,955,885,306	$34,094,053,713	$12,758,713,705
203,098,512	1,917,215,921	88,996,518	—	—	193,505,914	80,008,355	169,025,797
249,541,739	116,845,830	332,798,086	—	—	6,913,671	33,032,315	220,425,944
1,174,099,267	201,439,611	103,977,744	—	—	22,788,267	353,325,743	442,625,123
1,920,202,544	430,947,418	1,893,461,072	10	10	107,675,987	2,101,757,295	1,620,516,683
1,000	1,000	1,005	—	—	1,000	53,400	1,000
468,040,712	21,066,251	777,357,236	1,757	800	72,002,692	197,082,908	940,671,214
—	—	19,917,525	—	—	—	—	—
1,001	1,000	72,031,207	—	—	8,267,985	1,000	1,000
4,047	8,041,178	1,000	1,037	1,035	1,000	1,000	1,000
$33,768,198,811	$35,442,355,370	$12,499,924,285	$258,273,604	$90,862,659	$5,367,041,822	$36,859,315,729	$16,151,981,466

29,753,199,359	32,746,766,345	9,211,577,229	258,206,309	90,844,538	4,955,778,892	34,094,182,613	12,758,798,815
203,098,439	1,917,214,116	88,998,391	—	—	193,501,759	80,008,657	169,026,925
249,541,649	116,845,720	332,805,088	—	—	6,913,522	33,032,439	220,427,415
1,174,098,847	201,439,422	103,979,931	—	—	22,787,777	353,327,079	442,628,075
1,920,201,858	430,947,012	1,893,500,908	10	10	107,673,675	2,101,765,240	1,620,527,492
1,000	1,000	1,005	—	—	1,000	53,400	1,000
468,040,545	21,066,230	777,373,591	1,756	799	72,001,146	197,083,653	940,677,490
—	—	19,917,944	—	—	—	—	—
1,001	1,000	72,032,723	—	—	8,267,807	1,000	1,000
4,047	8,041,171	1,000	1,036	1,035	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2015

Federal Fund
Investment income:
Interest income	$11,755,729
Total investment income	11,755,729

Expenses:
Fund-Level Expenses:
Management fees	23,176,764
Transfer Agency fees	1,130,574
Custody, accounting and administrative services	418,281
Registration fees	178,084
Printing and mailing fees	107,766
Professional fees	87,286
Trustee fees	52,761
Other	126,495
Subtotal	25,278,011
Class Specific Expenses:
FST Service Share fees	1,941,524
FST Administration Share fees	983,934
FST Cash Management Share fees	317,149
Distribution fees — FST Cash Management Shares	190,289
FST Capital Share fees	108,229
FST Preferred Share fees	48,107
FST Premier Share fees	27,063
FST Select Share fees	10,271
FST Resource Share fees	5
Distribution fees — FST Resource Share fees	1
Distribution and Service fees — FST Class B Shares(a)	—
Distribution and Service fees — FST Class C Shares	—
Total expenses	28,904,583
Less — expense reductions	(17,480,945)
Net expenses	11,423,638
NET INVESTMENT INCOME (LOSS)	$332,091
Net realized gain from investment transactions	906,292
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,238,383

(a)	FST Class B Shares were converted to FST Service Shares at the close of business on November 14, 2014.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$46,385,849	$84,418,650	$27,680,625	$222,763	$94,376	$5,030,677	$22,048,698	$17,111,974
46,385,849	84,418,650	27,680,625	222,763	94,376	5,030,677	22,048,698	17,111,974

65,438,875	66,266,760	27,120,308	991,041	390,178	11,924,528	74,496,194	36,564,015
3,192,140	3,232,525	1,322,942	28,316	11,148	581,684	3,633,961	1,783,611
1,114,494	1,212,557	517,434	23,574	9,582	254,733	1,316,529	689,531
202,590	173,311	220,725	34,401	26,262	151,047	232,182	156,196
123,749	203,440	92,384	19,376	1,207	83,610	309,425	61,869
90,529	98,908	115,036	92,467	107,333	90,792	80,774	84,803
116,346	123,571	167,697	25,594	29,076	34,326	122,392	119,919
204,724	295,023	122,756	13,305	10,714	67,487	304,207	116,566
70,483,447	71,606,095	29,679,282	1,228,074	585,500	13,188,207	80,495,664	39,576,510

2,102,921	104,739	4,398,755	7	3	306,300	765,677	4,321,954
5,112,223	813,175	4,199,707	824	1,028	287,152	3,747,590	3,773,227
9	18,754	5	5	5	5	5	5
5	11,253	3	5	5	3	3	3
1,798,681	157,275	140,812	—	—	17,376	377,231	484,345
251,733	107,457	327,002	—	—	11,315	46,943	155,215
4	3	4	—	—	2,127	4,482	727
49,867	324,870	32,855	—	—	75,815	32,734	60,779
5	5	382,990	—	—	57,803	5	5
2	2	114,897	—	—	17,341	1	2
—	—	29,672	—	—	—	—	—
—	—	200,512	—	—	—	—	—
79,798,897	73,143,628	39,506,496	1,228,915	586,541	13,963,444	85,470,335	48,372,772
(35,266,277)	(15,281,223)	(15,035,465)	(1,023,439)	(498,978)	(9,287,640)	(63,296,415)	(31,943,645)
44,532,620	57,862,405	24,471,031	205,476	87,563	4,675,804	22,173,920	16,429,127
$1,853,229	$26,556,245	$3,209,594	$17,287	$6,813	$354,873	$(125,222)	$682,847
213,860	220,120	480,029	68,045	16,809	1,150,228	354,413	267,582
$2,067,089	$26,776,365	$3,689,623	$85,332	$23,622	$1,505,101	$229,191	$950,429

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Fund		Government Fund
	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014
From operations:
Net investment income	$332,091	$606,292	$1,853,229	$808,757
Net realized gain (loss) from investment transactions	906,292	86,563	213,860	719,076
Net increase (decrease) in net assets resulting from operations	1,238,383	692,855	2,067,089	1,527,833

Distributions to shareholders:
From net investment income:
FST Shares	(302,041)	(497,649)	(1,681,325)	(702,730)
FST Select Shares	(1,216)	(3,352)	(8,935)	(2,886)
FST Preferred Shares	(1,438)	(2,886)	(13,575)	(7,616)
FST Capital Shares	(1,551)	(3,435)	(65,269)	(22,709)
FST Administration Shares	(11,934)	(21,904)	(110,899)	(62,907)
FST Premier Shares	(453)	(50,903)	(4)	(155)
FST Service Shares	(12,096)	(23,694)	(22,618)	(9,746)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	(4)	(4)	(4)	(4)
FST Cash Management Shares	(1,358)	(2,465)	(4)	(4)
From net realized gains:
FST Shares	(326,157)	(75,153)	(198,474)	(712,063)
FST Select Shares	(873)	(462)	(1,078)	(3,672)
FST Preferred Shares	(1,496)	(469)	(1,703)	(8,383)
FST Capital Shares	(2,850)	(512)	(7,833)	(18,849)
FST Administration Shares	(12,074)	(3,488)	(13,609)	(63,850)
FST Premier Shares	(20)	(9,273)	—	(187)
FST Service Shares	(11,591)	(3,638)	(2,925)	(13,008)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	—	—	—	—
FST Cash Management Shares	(2,512)	(324)	—	—
Total distributions to shareholders	(689,664)	(699,611)	(2,128,255)	(1,628,769)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	22,661,884,182	31,535,434,995	222,389,573,754	173,269,743,701
Reinvestment of distributions	502,101	508,688	1,134,005	797,472
Cost of shares redeemed	(21,807,387,853)	(31,856,198,356)	(214,488,774,251)	(172,267,998,526)
Net increase (decrease) in net assets resulting from share transactions	854,998,430	(320,254,673)	7,901,933,508	1,002,542,647
NET INCREASE (DECREASE)	855,547,149	(320,261,429)	7,901,872,342	1,002,441,711

Net assets:
Beginning of year	10,247,142,614	10,567,404,043	25,866,326,469	24,863,884,758
End of year	$11,102,689,763	$10,247,142,614	$33,768,198,811	$25,866,326,469
Undistributed (distributions in excess of) net investment income	$1,451	$1,451	$(54,871)	$(5,467)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money Market Fund		Prime Obligations Fund		Tax-Exempt California Fund
For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

$ 26,556,245	$17,856,865	$3,209,594	$2,309,542	$17,287	$16,455
220,120	285,042	480,029	361,415	68,045	(49,140)
26,776,365	18,141,907	3,689,623	2,670,957	85,332	(32,685)

(25,863,072)	(17,735,961)	(3,005,896)	(2,070,189)	(17,244)	(7,263)
(672,879)	(87,304)	(10,291)	(13,276)	—	—
(6,130)	(6,272)	(18,929)	(17,295)	—	—
(3,247)	(2,721)	(5,821)	(7,949)	—	—
(10,127)	(20,720)	(106,970)	(127,468)	(36)	(9,184)
(4)	(2,153)	(4)	(4)	—	—
(662)	(1,726)	(55,460)	(65,135)	(4)	(4)
—	—	(57)	(269)	—	—
—	—	(1,269)	(1,572)	—	—
(4)	(4)	(4,894)	(6,382)	—	—
(120)	(4)	(3)	(3)	(3)	(4)

(178,573)	(301,844)	(359,963)	(328,375)	—	(5,577)
(7,341)	(2,698)	(4,013)	(4,760)	—	—
(670)	(1,142)	(13,198)	(6,423)	—	—
(761)	(487)	(3,383)	(2,938)	—	—
(1,968)	(3,600)	(57,318)	(48,210)	—	(11,284)
—	(417)	—	—	—	—
(118)	(307)	(30,756)	(24,242)	—	—
—	—	(6)	(98)	—	—
—	—	(697)	(581)	—	—
—	—	(2,617)	(2,403)	—	—
(30)	—	—	—	—	—
(26,745,706)	(18,167,360)	(3,681,545)	(2,727,572)	(17,287)	(33,316)

420,663,619,405	399,915,051,314	94,447,494,094	113,544,112,830	768,196,899	938,398,003
13,420,300	8,156,948	1,206,891	1,040,932	17,094	32,752
(412,692,587,409)	(398,188,439,577)	(95,868,232,603)	(116,973,211,346)	(766,011,976)	(998,662,329)
7,984,452,296	1,734,768,685	(1,419,531,618)	(3,428,057,584)	2,202,017	(60,231,574)
7,984,482,955	1,734,743,232	(1,419,523,540)	(3,428,114,199)	2,270,062	(60,297,575)

27,457,872,415	25,723,129,183	13,919,447,825	17,347,562,024	256,003,542	316,301,117
$ 35,442,355,370	$27,457,872,415	$12,499,924,285	$13,919,447,825	$258,273,604	$256,003,542
$ 53,905	$(5,793)	$(50,056)	$(73,352)	$—	$—

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Exempt New York Fund
	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014
From operations:
Net investment income (loss)	$6,813	$9,495
Net realized gain (loss) from investment transactions	16,809	3,913
Net increase (decrease) in net assets resulting from operations	23,622	13,408

Distributions to shareholders:
From net investment income:
FST Shares	(6,762)	(2,114)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(44)	(7,374)
FST Premier Shares	—	—
FST Service Shares	(4)	(4)
FST Resource Shares	—	—
FST Cash Management Shares	(3)	(3)
From net realized gains:
FST Shares	(6,817)	(980)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(77)	(5,921)
FST Premier Shares	—	—
FST Service Shares	—	—
FST Resource Shares	—	—
FST Cash Management Shares	—	—
Total distributions to shareholders	(13,707)	(16,396)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	339,711,990	619,525,860
Reinvestment of distributions	13,528	16,075
Cost of shares redeemed	(374,603,287)	(640,528,744)
Net increase (decrease) in net assets resulting from share transactions	(34,877,769)	(20,986,809)
NET INCREASE (DECREASE)	(34,867,854)	(20,989,797)

Net assets:
Beginning of year	125,730,513	146,720,310
End of year	$90,862,659	$125,730,513
Undistributed (distributions in excess of) net investment income (loss)	$332	$332

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Tax-Free Money Market Fund		Treasury Instruments Fund		Treasury Obligations Fund
For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

$354,873	$350,102	$(125,222)	$(34,795)	$682,847	$643,437
1,150,228	(1,085,909)	354,413	368,600	267,582	213,445
1,505,101	(735,807)	229,191	333,805	950,429	856,882

(326,566)	(288,216)	—	—	(597,842)	(487,430)
(15,418)	(16,545)	—	—	(8,254)	(11,721)
(690)	(1,107)	—	—	(6,077)	(6,675)
(707)	(285)	—	—	(13,361)	(15,071)
(7,007)	(7,370)	—	—	(60,952)	(81,267)
(39)	(31,741)	—	—	(13)	(3,904)
(3,737)	(3,069)	—	—	(35,362)	(52,483)
(705)	(1,765)	—	—	(4)	(4)
(4)	(4)	—	—	(4)	(4)

—	(295,357)	(377,134)	(326,424)	(328,383)	(106,478)
—	(21,408)	(1,201)	(3,117)	(4,408)	(2,466)
—	(1,091)	(516)	(796)	(3,649)	(1,411)
—	(199)	(2,767)	(1,619)	(6,761)	(2,499)
—	(7,069)	(16,492)	(14,904)	(33,459)	(16,202)
—	(38,383)	(16)	(2,903)	(3)	(677)
—	(1,250)	(1,685)	(1,823)	(18,908)	(9,878)
—	(1,780)	(4)	(4)	—	—
—	—	(4)	(4)	—	—
(354,873)	(716,639)	(399,819)	(351,594)	(1,117,440)	(798,170)

16,926,979,995	16,936,386,372	118,520,288,413	110,834,673,733	96,318,556,683	85,584,216,689
244,325	560,320	274,114	239,890	549,258	375,145
(17,311,899,566)	(16,917,523,600)	(114,605,231,015)	(105,671,889,320)	(96,892,376,337)	(79,249,063,394)
(384,675,246)	19,423,092	3,915,331,512	5,163,024,303	(573,270,396)	6,335,528,440
(383,525,018)	17,970,646	3,915,160,884	5,163,006,514	(573,437,407)	6,335,587,152

5,750,566,840	5,732,596,194	32,944,154,845	27,781,148,331	16,725,418,873	10,389,831,721
$5,367,041,822	$5,750,566,840	$36,859,315,729	$32,944,154,845	$16,151,981,466	$16,725,418,873
$(29)	$(29)	$(24,647)	$—	$(36,827)	$(13,362)

The accompanying notes are an integral part of these financial statements.	65

FINANCIAL SQUARE FEDERAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

66	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$10,053,367	0.10%	0.23%	—	%(d)
1.00	0.01	12,266	0.10	0.26	—	(d)
1.00	0.01	40,923	0.10	0.33	—	(d)
1.00	0.01	103,108	0.10	0.38	—	(d)
1.00	0.01	390,266	0.10	0.48	—	(d)
1.00	0.01	1	0.10	0.58	0.01
1.00	0.01	355,272	0.10	0.73	—	(d)
1.00	0.01	1	0.10	0.88	0.40
1.00	0.01	147,486	0.10	1.03	—	(d)
1.00	0.01	9,153,246	0.09	0.23	0.01
1.00	0.01	38,054	0.09	0.26	0.01
1.00	0.01	52,417	0.09	0.33	0.01
1.00	0.01	55,729	0.09	0.38	0.01
1.00	0.01	403,438	0.09	0.48	0.01
1.00	0.01	17,834	0.09	0.58	0.01
1.00	0.01	435,856	0.09	0.73	0.01
1.00	0.01	1	0.09	0.88	0.40
1.00	0.01	90,568	0.09	1.03	0.01
1.00	0.01	8,211,951	0.14	0.23	—	(d)
1.00	0.01	127,241	0.14	0.26	—	(d)
1.00	0.01	53,020	0.14	0.33	—	(d)
1.00	0.01	62,058	0.14	0.38	—	(d)
1.00	0.01	418,901	0.14	0.48	—	(d)
1.00	0.01	1,137,540	0.14	0.58	—	(d)
1.00	0.01	508,699	0.14	0.73	—	(d)
1.00	0.01	1	0.14	0.88	0.40
1.00	0.01	47,993	0.14	1.03	—	(d)
1.00	0.01	9,044,336	0.12	0.23	—	(d)
1.00	0.01	89,636	0.12	0.26	0.01
1.00	0.01	60,660	0.12	0.33	—	(d)
1.00	0.01	71,459	0.12	0.38	—	(d)
1.00	0.01	480,896	0.12	0.48	—	(d)
1.00	0.01	1,313,277	0.12	0.58	—	(d)
1.00	0.01	603,587	0.12	0.73	—	(d)
1.00	0.01	1	0.12	0.88	0.40
1.00	0.01	175,249	0.12	1.03	—	(d)
1.00	0.01	9,888,638	0.17	0.23	0.01
1.00	0.01	74,182	0.18	0.26	—	(d)
1.00	0.01	269,893	0.18	0.33	—	(d)
1.00	0.01	80,713	0.18	0.38	—	(d)
1.00	0.01	454,427	0.18	0.48	—	(d)
1.00	0.01	1,298,287	0.18	0.58	—	(d)
1.00	0.01	739,254	0.18	0.73	—	(d)
1.00	0.01	1	0.17	0.88	0.19
1.00	0.01	151,472	0.18	1.03	—	(d)

The accompanying notes are an integral part of these financial statements.	67

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$29,753,210	0.14%	0.23%	0.01%
1.00	0.01	203,098	0.14	0.26	0.01
1.00	0.01	249,542	0.14	0.33	0.01
1.00	0.01	1,174,099	0.14	0.38	0.01
1.00	0.01	1,920,203	0.14	0.48	0.01
1.00	0.01	1	0.14	0.58	0.40
1.00	0.01	468,041	0.14	0.73	0.01
1.00	0.01	1	0.14	0.88	0.40
1.00	0.01	4	0.14	1.03	0.22
1.00	0.01	22,069,515	0.12	0.23	—	(d)
1.00	0.01	101,446	0.12	0.26	—	(d)
1.00	0.01	266,881	0.12	0.33	—	(d)
1.00	0.01	1,113,078	0.12	0.38	—	(d)
1.00	0.01	1,939,309	0.12	0.48	—	(d)
1.00	0.01	1	0.12	0.58	—	(d)
1.00	0.01	376,094	0.12	0.73	—	(d)
1.00	0.01	1	0.12	0.88	0.40
1.00	0.01	1	0.12	1.03	0.40
1.00	0.03	21,751,069	0.18	0.23	0.03
1.00	0.01	145,992	0.20	0.26	0.02
1.00	0.01	305,546	0.21	0.33	—	(d)
1.00	0.01	411,426	0.20	0.38	—	(d)
1.00	0.01	1,983,578	0.20	0.48	—	(d)
1.00	0.01	5,416	0.20	0.58	—	(d)
1.00	0.01	260,856	0.20	0.73	—	(d)
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.03	28,326,048	0.18	0.23	0.03
1.00	0.01	628,155	0.20	0.26	0.01
1.00	0.01	546,452	0.20	0.33	0.01
1.00	0.01	493,427	0.20	0.38	0.01
1.00	0.01	2,382,900	0.20	0.48	0.01
1.00	0.01	5,594	0.21	0.58	0.01
1.00	0.01	374,051	0.20	0.73	0.01
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.04	20,959,643	0.18	0.23	0.04
1.00	0.02	474,953	0.20	0.26	0.03
1.00	0.01	652,225	0.22	0.33	—	(d)
1.00	0.01	815,275	0.22	0.38	—	(d)
1.00	0.01	1,956,642	0.22	0.48	—	(d)
1.00	0.01	1	0.22	0.58	0.28
1.00	0.01	478,866	0.21	0.73	—	(d)
1.00	0.01	1	0.22	0.88	0.28
1.00	0.01	1	0.22	1.03	—	(d)

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$0.001		$(0.001)
2015 - FST Select Shares	1.00	0.001		(0.001)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	0.001		(0.001)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	0.001		(0.001)
2013 - FST Select Shares	1.00	0.001		(0.001)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	0.002		(0.002)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	0.001		(0.001)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

70	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.09%	$32,746,797	0.18%	0.23%	0.08%
1.00	0.06	1,917,216	0.21	0.26	0.06
1.00	0.01	116,846	0.26	0.33	0.01
1.00	0.01	201,440	0.27	0.38	—	(d)
1.00	0.01	430,947	0.26	0.48	—	(d)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	21,066	0.26	0.73	—	(d)
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	8,041	0.28	1.03	—	(d)
1.00	0.06	26,529,130	0.18	0.23	0.06
1.00	0.03	527,470	0.21	0.26	0.03
1.00	0.01	66,193	0.24	0.33	0.01
1.00	0.01	36,709	0.24	0.38	0.01
1.00	0.01	277,404	0.24	0.48	0.01
1.00	0.01	1	0.24	0.58	0.01
1.00	0.01	20,963	0.24	0.73	0.01
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.11	25,047,026	0.18	0.23	0.11
1.00	0.08	178,080	0.21	0.26	0.08
1.00	0.02	44,177	0.27	0.33	0.02
1.00	0.01	44,542	0.28	0.38	—	(d)
1.00	0.01	338,423	0.29	0.48	—	(d)
1.00	0.01	30,335	0.28	0.58	—	(d)
1.00	0.01	40,544	0.28	0.73	—	(d)
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.17	20,278,527	0.18	0.23	0.17
1.00	0.14	151,931	0.21	0.26	0.14
1.00	0.07	34,142	0.28	0.33	0.07
1.00	0.03	31,393	0.33	0.38	0.02
1.00	0.01	400,478	0.35	0.48	0.01
1.00	0.01	28,554	0.35	0.58	0.01
1.00	0.01	24,931	0.34	0.73	0.01
1.00	0.01	1	0.18	0.88	0.40
1.00	0.01	1	0.18	1.03	0.40
1.00	0.14	19,751,293	0.18	0.23	0.14
1.00	0.11	212,150	0.21	0.26	0.10
1.00	0.04	57,885	0.28	0.33	0.04
1.00	0.02	47,555	0.31	0.38	0.01
1.00	0.01	567,818	0.32	0.48	—	(d)
1.00	0.01	10,572	0.29	0.58	—	(d)
1.00	0.01	148,341	0.31	0.73	—	(d)
1.00	0.01	1	0.28	0.88	0.32
1.00	0.01	1	0.40	1.03	(0.07)

The accompanying notes are an integral part of these financial statements.	71

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2015 - FST Class C Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Class C Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	0.001		(0.001)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Class C Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	0.001		(0.001)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Class C Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Class C Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

72	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.03%	$9,211,383	0.18%	0.23%	0.03%
1.00	0.01	88,996	0.20	0.26	0.01
1.00	0.01	332,798	0.21	0.33	0.01
1.00	0.01	103,978	0.21	0.38	0.01
1.00	0.01	1,893,461	0.20	0.48	0.01
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	777,357	0.20	0.73	0.01
1.00	0.01	72,031	0.20	0.88	0.01
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	19,918	0.20	1.23	0.01
1.00	0.02	10,934,044	0.18	0.23	0.02
1.00	0.01	118,994	0.19	0.26	0.01
1.00	0.01	108,264	0.19	0.33	0.01
1.00	0.01	72,327	0.19	0.38	0.01
1.00	0.01	1,644,425	0.19	0.48	0.01
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	938,791	0.19	0.73	0.01
1.00	0.01	78,532	0.19	0.88	0.01
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	20,870	0.19	1.23	0.01
1.00	0.07	13,339,031	0.18	0.23	0.07
1.00	0.05	212,468	0.21	0.26	0.04
1.00	0.01	227,037	0.24	0.33	—	(d)
1.00	0.01	102,509	0.26	0.38	—	(d)
1.00	0.01	2,579,850	0.24	0.48	—	(d)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	767,593	0.24	0.73	—	(d)
1.00	0.01	91,805	0.25	0.88	—	(d)
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	23,106	0.25	1.23	—	(d)
1.00	0.12	14,614,135	0.18	0.23	0.11
1.00	0.09	325,596	0.21	0.26	0.09
1.00	0.02	206,707	0.27	0.33	0.02
1.00	0.01	187,844	0.29	0.38	—	(d)
1.00	0.01	1,888,821	0.29	0.48	—	(d)
1.00	0.01	1	0.18	0.58	0.40
1.00	0.01	764,803	0.29	0.73	—	(d)
1.00	0.01	139,778	0.29	0.88	—	(d)
1.00	0.01	1	0.18	1.03	0.40
1.00	0.01	26,300	0.29	1.23	—	(d)
1.00	0.10	17,670,097	0.18	0.23	0.10
1.00	0.07	151,663	0.21	0.26	0.07
1.00	0.02	406,827	0.26	0.33	0.02
1.00	0.01	179,018	0.28	0.38	0.01
1.00	0.01	2,875,584	0.27	0.48	0.01
1.00	0.01	1	0.23	0.58	0.30
1.00	0.01	762,833	0.27	0.73	0.01
1.00	0.01	147,232	0.27	0.88	0.01
1.00	0.01	1	0.32	1.03	0.03
1.00	0.01	32,646	0.27	1.23	0.01

The accompanying notes are an integral part of these financial statements.	73

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than $500.

74	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)		Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$258,271		0.07%	0.43%	0.01%
1.00	0.01	—	(d)	0.07	0.58	0.01
1.00	0.01	2		0.07	0.83	0.23
1.00	0.01	1		0.07	1.43	0.39
1.00	0.01	254,701		0.09	0.43	0.01
1.00	0.01	1,300		0.09	0.58	0.01
1.00	0.01	2		0.09	0.83	0.23
1.00	0.01	1		0.09	1.43	0.39
1.00	0.02	91,299		0.15	0.41	0.01
1.00	0.02	224,999		0.15	0.56	0.01
1.00	0.02	2		0.15	0.81	0.23
1.00	0.02	1		0.15	1.41	0.39
1.00	0.01	91,478		0.15	0.48	0.01
1.00	0.01	151,848		0.15	0.63	0.01
1.00	0.01	2		0.15	0.88	0.23
1.00	0.01	1		0.15	1.48	0.29
1.00	0.01	88,040		0.24	0.50	0.01
1.00	0.01	145,131		0.24	0.65	0.01
1.00	0.01	2		0.24	0.90	0.11
1.00	0.01	1		0.24	1.50	0.09

The accompanying notes are an integral part of these financial statements.	75

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than $500.

76	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)		Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$90,861		0.08%	0.53%	0.01%
1.00	0.01	—	(d)	0.08	0.68	0.01
1.00	0.01	1		0.08	0.93	0.50
1.00	0.01	1		0.08	1.53	0.39
1.00	0.01	123,516		0.09	0.45	0.01
1.00	0.01	2,213		0.09	0.60	0.01
1.00	0.01	1		0.09	0.85	0.50
1.00	0.01	1		0.09	1.45	0.39
1.00	0.01	18,880		0.14	0.42	0.01
1.00	0.01	127,838		0.14	0.57	0.01
1.00	0.01	1		0.14	0.82	0.50
1.00	0.01	1		0.14	1.42	0.39
1.00	0.01	21,067		0.16	0.52	0.01
1.00	0.01	180,419		0.16	0.67	0.01
1.00	0.01	1		0.16	0.92	0.50
1.00	0.01	1		0.16	1.52	0.39
1.00	0.03	20,954		0.22	0.55	0.01
1.00	0.03	140,452		0.22	0.70	0.01
1.00	0.03	1		0.22	0.95	0.28
1.00	0.03	1		0.22	1.55	0.08

The accompanying notes are an integral part of these financial statements.	77

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.

78	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$4,955,885	0.08%	0.23%	0.01%
1.00	0.01	193,506	0.08	0.26	0.01
1.00	0.01	6,914	0.08	0.33	0.01
1.00	0.01	22,788	0.08	0.38	0.01
1.00	0.01	107,676	0.08	0.48	0.01
1.00	0.01	1	0.08	0.58	0.01
1.00	0.01	72,003	0.08	0.73	0.01
1.00	0.01	8,268	0.08	0.88	0.01
1.00	0.01	1	0.08	1.03	0.40
1.00	0.01	5,225,304	0.10	0.23	0.01
1.00	0.01	267,104	0.10	0.26	0.01
1.00	0.01	15,635	0.10	0.33	0.01
1.00	0.01	5,728	0.10	0.38	0.01
1.00	0.01	155,732	0.10	0.48	0.01
1.00	0.01	1,858	0.10	0.58	0.01
1.00	0.01	66,226	0.10	0.73	0.01
1.00	0.01	12,979	0.10	0.88	0.01
1.00	0.01	1	0.10	1.03	0.40
1.00	0.02	4,762,419	0.15	0.23	0.02
1.00	0.02	197,985	0.16	0.26	0.01
1.00	0.01	19,349	0.16	0.33	0.01
1.00	0.01	3,511	0.16	0.38	0.01
1.00	0.01	134,037	0.16	0.48	0.01
1.00	0.01	572,262	0.16	0.58	0.01
1.00	0.01	16,214	0.16	0.73	0.01
1.00	0.01	26,818	0.16	0.88	0.01
1.00	0.01	1	0.15	1.03	0.40
1.00	0.02	5,462,807	0.17	0.23	0.02
1.00	0.02	102,994	0.18	0.26	0.01
1.00	0.01	22,477	0.18	0.33	0.01
1.00	0.01	11,793	0.18	0.38	0.01
1.00	0.01	217,010	0.18	0.48	0.01
1.00	0.01	565,678	0.18	0.58	0.01
1.00	0.01	29,450	0.18	0.73	0.01
1.00	0.01	27,615	0.18	0.88	0.01
1.00	0.01	1	0.17	1.03	0.40
1.00	0.10	6,489,440	0.18	0.23	0.09
1.00	0.07	44,349	0.21	0.26	0.07
1.00	0.03	24,222	0.25	0.33	0.02
1.00	0.02	4,945	0.26	0.38	0.01
1.00	0.02	379,465	0.26	0.48	0.01
1.00	0.02	564,168	0.26	0.58	0.01
1.00	0.02	30,063	0.27	0.73	0.01
1.00	0.02	22,464	0.25	0.88	0.01
1.00	0.02	1	0.31	1.03	0.11

The accompanying notes are an integral part of these financial statements.	79

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Amount is less than 0.005% of average net assets.

80	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of year	Total return(b)		Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	—	%(d)	$34,094,054	0.06%	0.23%	—	%(e)
1.00	—	(d)	80,008	0.06	0.26	—	(e)
1.00	—	(d)	33,032	0.06	0.33	—	(e)
1.00	—	(d)	353,326	0.06	0.38	—	(e)
1.00	—	(d)	2,101,757	0.06	0.48	—	(e)
1.00	—	(d)	54	0.06	0.58	—	(e)
1.00	—	(d)	197,083	0.06	0.73	—	(e)
1.00	—	(d)	1	0.06	0.88	0.40
1.00	—	(d)	1	0.06	1.03	0.40
1.00	—	(d)	31,170,061	0.07	0.23	—	(e)
1.00	—	(d)	192,930	0.07	0.26	—	(e)
1.00	—	(d)	43,335	0.07	0.33	—	(e)
1.00	—	(d)	163,450	0.07	0.38	—	(e)
1.00	—	(d)	1,231,641	0.07	0.48	—	(e)
1.00	—	(d)	2,720	0.07	0.58	—	(e)
1.00	—	(d)	140,016	0.07	0.73	—	(e)
1.00	—	(d)	1	0.07	0.88	0.40
1.00	—	(d)	1	0.07	1.03	0.40
1.00	—	(d)	25,382,266	0.10	0.23	—	(e)
1.00	—	(d)	224,452	0.10	0.26	—	(e)
1.00	—	(d)	110,400	0.10	0.33	—	(e)
1.00	—	(d)	165,250	0.10	0.38	—	(e)
1.00	—	(d)	1,352,128	0.10	0.48	—	(e)
1.00	—	(d)	360,992	0.10	0.58	—	(e)
1.00	—	(d)	185,658	0.10	0.73	—	(e)
1.00	—	(d)	1	0.10	0.88	—	(e)
1.00	—	(d)	1	0.10	1.03	—	(e)
1.00	—	(d)	23,364,396	0.07	0.23	—	(e)
1.00	—	(d)	110,090	0.07	0.26	—	(e)
1.00	—	(d)	156,016	0.07	0.33	—	(e)
1.00	—	(d)	157,629	0.07	0.38	—	(e)
1.00	—	(d)	1,319,295	0.07	0.48	—	(e)
1.00	—	(d)	401,333	0.07	0.58	—	(e)
1.00	—	(d)	298,413	0.07	0.73	—	(e)
1.00	—	(d)	1	0.07	0.88	0.40
1.00	—	(d)	1	0.07	1.03	0.40
1.00	0.01		20,395,424	0.11	0.23	—	(e)
1.00	0.01		139,086	0.11	0.26	—	(e)
1.00	0.01		193,741	0.11	0.33	—	(e)
1.00	0.01		170,654	0.11	0.38	—	(e)
1.00	0.01		1,279,893	0.11	0.48	—	(e)
1.00	0.01		429,876	0.11	0.58	—	(e)
1.00	0.01		298,809	0.11	0.73	—	(e)
1.00	0.01		1	0.11	0.88	0.19
1.00	0.01		1	0.11	1.03	0.23

The accompanying notes are an integral part of these financial statements.	81

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - FST Shares	$1.00	$—	(c)	$—	(c)
2015 - FST Select Shares	1.00	—	(c)	—	(c)
2015 - FST Preferred Shares	1.00	—	(c)	—	(c)
2015 - FST Capital Shares	1.00	—	(c)	—	(c)
2015 - FST Administration Shares	1.00	—	(c)	—	(c)
2015 - FST Premier Shares	1.00	—	(c)	—	(c)
2015 - FST Service Shares	1.00	—	(c)	—	(c)
2015 - FST Resource Shares	1.00	—	(c)	—	(c)
2015 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2014 - FST Shares	1.00	—	(c)	—	(c)
2014 - FST Select Shares	1.00	—	(c)	—	(c)
2014 - FST Preferred Shares	1.00	—	(c)	—	(c)
2014 - FST Capital Shares	1.00	—	(c)	—	(c)
2014 - FST Administration Shares	1.00	—	(c)	—	(c)
2014 - FST Premier Shares	1.00	—	(c)	—	(c)
2014 - FST Service Shares	1.00	—	(c)	—	(c)
2014 - FST Resource Shares	1.00	—	(c)	—	(c)
2014 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2013 - FST Shares	1.00	—	(c)	—	(c)
2013 - FST Select Shares	1.00	—	(c)	—	(c)
2013 - FST Preferred Shares	1.00	—	(c)	—	(c)
2013 - FST Capital Shares	1.00	—	(c)	—	(c)
2013 - FST Administration Shares	1.00	—	(c)	—	(c)
2013 - FST Premier Shares	1.00	—	(c)	—	(c)
2013 - FST Service Shares	1.00	—	(c)	—	(c)
2013 - FST Resource Shares	1.00	—	(c)	—	(c)
2013 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Shares	1.00	—	(c)	—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)

(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.

82	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of year	Total return(b)	Net assets end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$12,758,713	0.10%	0.23%	—	%(d)
1.00	0.01	169,026	0.10	0.26	—	(d)
1.00	0.01	220,426	0.10	0.33	—	(d)
1.00	0.01	442,625	0.10	0.38	0.01
1.00	0.01	1,620,517	0.10	0.48	—	(d)
1.00	0.01	1	0.10	0.58	(0.02)
1.00	0.01	940,671	0.10	0.73	—	(d)
1.00	0.01	1	0.10	0.88	0.40
1.00	0.01	1	0.10	1.03	0.40
1.00	0.01	12,822,354	0.08	0.23	0.01
1.00	0.01	279,848	0.08	0.26	—	(d)
1.00	0.01	205,386	0.08	0.33	—	(d)
1.00	0.01	356,753	0.08	0.38	—	(d)
1.00	0.01	2,144,601	0.08	0.48	—	(d)
1.00	0.01	948	0.08	0.58	(0.01)
1.00	0.01	915,527	0.08	0.73	—	(d)
1.00	0.01	1	0.08	0.88	0.40
1.00	0.01	1	0.08	1.03	0.40
1.00	0.01	6,998,695	0.14	0.23	0.01
1.00	0.01	189,482	0.14	0.26	0.01
1.00	0.01	146,636	0.14	0.33	0.01
1.00	0.01	317,742	0.14	0.38	0.01
1.00	0.01	1,577,830	0.14	0.48	0.01
1.00	0.01	97,655	0.14	0.58	—	(d)
1.00	0.01	1,061,790	0.14	0.73	0.01
1.00	0.01	1	0.14	0.88	0.40
1.00	0.01	1	0.14	1.03	0.40
1.00	0.01	8,084,641	0.12	0.23	0.01
1.00	0.01	152,228	0.12	0.26	—	(d)
1.00	0.01	95,065	0.12	0.33	—	(d)
1.00	0.01	216,015	0.12	0.38	0.01
1.00	0.01	1,525,805	0.12	0.48	0.01
1.00	0.01	124,439	0.12	0.58	0.01
1.00	0.01	1,025,286	0.12	0.73	—	(d)
1.00	0.01	1	0.12	0.88	0.40
1.00	0.01	1	0.12	1.03	0.40
1.00	0.01	7,991,142	0.15	0.23	0.01
1.00	0.01	197,349	0.15	0.26	0.01
1.00	0.01	141,554	0.15	0.33	0.01
1.00	0.01	142,775	0.15	0.38	0.01
1.00	0.01	1,676,083	0.15	0.48	0.01
1.00	0.01	121,171	0.15	0.58	0.01
1.00	0.01	1,318,792	0.15	0.73	0.01
1.00	0.01	1	0.15	0.88	0.23
1.00	0.01	1	0.15	1.03	0.10

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal, Government, Money Market, Tax-Free Money Market, Treasury Instruments and Treasury Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management	Diversified
Prime Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class C, FST Resource and FST Cash Management	Diversified
Tax-Exempt California and Tax-Exempt New York	FST, FST Administration, FST Service and FST Cash Management	Non-Diversified

FST Class C Shares are generally not available for purchase. FST Class C Shares are subject to a contingent deferred sales charge (“CDSC”) of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

At the close of business on November 14, 2014, FST Class B Shares of the Goldman Sachs Prime Obligations Fund were converted to FST Service Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitment Transactions — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Funds at amortized cost. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Procedures.

As of August 31, 2015, all investments are classified as Level 2. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and Shareholder Administration Plans (the “Plans”) to allow FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management Shares (“CMS”) to compensate service organizations for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and Service Plans — The Trust, on behalf of the Prime Obligations Fund’s FST Class C Shares, has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, Goldman Sachs, as Distributor, is entitled to a fee accrued daily and paid monthly from the Prime Obligations Fund’s FST Class C Shares for distribution services and personal and account maintenance services. These fees are equal to an annual percentage rate of the average daily net assets attributable to FST Class C Shares, which may then be paid by Goldman Sachs to authorized dealers.

The Trust, on behalf of the FST Resource Shares and FST CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a monthly fee from the applicable Fund’s FST Resource Shares and FST CMS for distribution services equal to an annual percentage rate of the average daily net assets attributable to FST Resource Shares and FST CMS, which may then be paid by Goldman Sachs to authorized dealers.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Distribution Agreement — Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no additional compensation other than retained amounts related to the Distribution and Service Plans and the portion of the Prime Obligations Fund’s FST Class C Shares’ CDSCs that it retains. During the fiscal year ended August 31, 2015, Goldman Sachs has advised that it retained $1,744 in CDSCs from FST Class C Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expenses” of the Funds (except for the Tax-Exempt California and Tax-Exempt New York Funds) (excluding transfer agency fees and expenses, FST Class C distribution and service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Premier fees, FST Service fees, FST Resource fees, FST CMS fees, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least December 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GSAM has agreed to reduce or limit the “Total Annual Fund Operating Expenses” of the Tax-Exempt California and Tax-Exempt New York Funds (excluding service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) such that the “Total Annual Fund Operating Expenses” will not exceed 0.434% of each Fund’s average daily net assets. Such expense reimbursements, if any, are accrued daily and paid monthly. These expense limitations will remain in place through at least December 29, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds (except Tax-Exempt California and Tax-Exempt New York Funds) are as follows:

	All Funds Except Tax-Exempt California and Tax-Exempt New York Funds
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares		FST Resource Shares		FST CMS		FST Class C Shares(a)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.25		0.50		0.50		N/A
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	0.25	(b)	0.15	(c)	0.30	(c)	1.00	(d)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01

N/A — Fees not applicable to respective share class

(a)	Prime Obligations Fund only.
(b)	Service (12b-1) fee only.
(c)	Distribution (12b-1) fee only.
(d)	Consists of fees paid for distribution services and personal and account maintenance services equal to 0.75% and 0.25%, respectively.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The contractual annualized rates for the Tax-Exempt California and Tax-Exempt New York Funds are as follows:

	FST Shares	FST Administration Shares	FST Service Shares	FST CMS
Management Fee	0.35%	0.35%	0.35%	0.35%
Administration, Service and/or Shareholder Administration Fees	N/A	0.15	0.15	0.50
Distribution or Service (12b-1) Fees	N/A	N/A	0.25	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01

N/A — Fees not applicable to respective share class

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the fiscal year ended August 31, 2015, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of (i) GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and 0.045% of the Prime Obligations, Money Market, Government and Tax-Free Money Market Funds’ average daily net assets, and (ii) Goldman Sachs’ agreement to limit the amount of annual distribution fees payable by Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of each Fund’s average daily net assets attributable to FST CMS. The following tables outline such fees (net of any waivers) and Other Expenses (net of reimbursements and custodian fee credit reductions) in order to determine each Fund’s ratio of net expenses for the fiscal year ended August 31, 2015. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2015
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS	FST Class C Shares

Prime Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder
Administration Fees	N/A	0.02	0.03	0.03	0.02	0.00	0.02	0.00	0.00	N/A
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.02	0.00	0.02
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.20	0.21	0.21	0.20	0.18	0.20	0.20	0.18	0.20

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2015
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Federal
Management Fee(a)	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10

Government
Management Fee(a)	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14	0.14

Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.08	0.09	0.08	0.00	0.08	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.10
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.26	0.27	0.26	0.18	0.26	0.18	0.28

Tax-Exempt California
Management Fee(a)	0.01%	N/A	N/A	N/A	0.01%	N/A	0.01%	N/A	0.01%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.06	N/A	N/A	N/A	0.06	N/A	0.06	N/A	0.06
Net Expenses	0.07	N/A	N/A	N/A	0.07	N/A	0.07	N/A	0.07

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2015
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Tax-Exempt New York
Management Fee(a)	0.01%	N/A	N/A	N/A	0.01%	N/A	0.01%	N/A	0.01%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.07	N/A	N/A	N/A	0.07	N/A	0.07	N/A	0.07
Net Expenses	0.08	N/A	N/A	N/A	0.08	N/A	0.08	N/A	0.08

Tax-Free Money Market
Management Fee(a)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08	0.08

Treasury Instruments
Management Fee(a)	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.06	0.06	0.06	0.06	0.06	0.06	0.06	0.06	0.06

Treasury Obligations
Management Fee(a)	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution or Service (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10

N/A — Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2015, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agency Fee Waivers	Distribution, Administration, Service and/or Shareholder, Administration Plans Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Federal	$12,724	$1,131	$3,626	$—	$17,481
Government	23,096	2,878	9,292	—	35,266
Money Market	14,546	—	735	—	15,281
Prime Obligations	5,962	27	9,046	—	15,035
Tax-Exempt California	952	28	1	42	1,023
Tax-Exempt New York	379	11	1	108	499
Tax-Free Money Market	7,931	582	775	—	9,288
Treasury Instruments	54,688	3,634	4,974	—	63,296
Treasury Obligations	21,364	1,784	8,796	—	31,944

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended August 31, 2015, the purchase and sale transactions for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

	Federal Fund	Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund
Purchases	$2,522,802,830	$1,941,711,381	$81,609,067	$1,300,703,319	$126,808,118	$62,287,788	$1,520,320,143	$267,430,301	$500,934,787
Sales	285,311,249	—	315,809,372	1,081,022,173	82,610,125	130,502,245	1,482,284,654	4,680,137,749	267,430,301

I.  Line of Credit Facility — As of August 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2015, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$683,024	$2,123,404	$26,642,906	$3,499,179	$594	$537	$7,901	$398,482	$1,095,768
Net long-term capital gains	6,640	4,851	102,800	182,366	—	6,396	—	1,337	21,672
Tax-Exempt income	—	—	—	—	16,693	6,774	346,972	—	—
Total distributions	$689,664	$2,128,255	$26,745,706	$3,681,545	$17,287	$13,707	$354,873	$399,819	$1,117,440

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$699,457	$1,628,743	$18,106,856	$2,656,807	$11,954	$1,696	$188,643	$335,166	$797,869
Net long-term capital gains	154	26	60,504	70,765	4,907	5,205	177,865	16,428	301
Tax-Exempt income	—	—	—	—	16,455	9,495	350,131	—	—
Total distributions	$699,611	$1,628,769	$18,167,360	$2,727,572	$33,316	$16,396	$716,639	$351,594	$798,170
As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Undistributed ordinary income —net	$575,146	$191,731	$1,627,095	$387,658	$—	$3,050	$—	$—	$4,019
Undistributed Tax Exempt Income — net	—	—	—	—	20	324	7,899	—	—
Undistributed long-term capital gains	—	—	—	—	18,905	7,363	64,319	—	—
Total undistributed earnings	$575,146	$191,731	$1,627,095	$387,658	$18,925	$10,737	$72,218	$—	$4,019
Timing differences (Qualified Late Year Loss Deferral and Dividend Payable)	(16,136)	(185,129)	(1,602,446)	(453,083)	(20)	8	(7,928)	(39,130)	(47,846)
Unrealized gains (losses) — Net	(9,259)	—	—	—	—	—	—	(97,695)	(63,917)
Total accumulated earnings (losses) — net	$549,751	$6,602	$24,649	$(65,425)	$18,905	$10,745	$64,290	$(136,825)	$(107,744)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

The amortized cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate costs for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations and net operating losses.

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Money Market	$(59,698)	$59,698
Prime Obligations	(23,296)	23,296
Treasury Instruments	(100,575)	100,575
Treasury Obligations	(15,557)	15,557

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

6. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Geographic Risk — The Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds have the ability to invest a significant portion of their assets in certain issuers within the same state, geographic region or sector subjecting them to possible risks associated with an adverse economic, business or political development affecting that state, region or sector. In particular, the Tax-Exempt California and Tax-Exempt New York Funds may be affected by the adverse events affecting these states’ economies. If California, New York or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV and ability to preserve capital or liquidity could be adversely affected.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

9. SUBSEQUENT EVENTS

Supplement Regarding the Goldman Sachs Financial Square Federal Fund — At a meeting held on June 10-11, 2015, the Trustees approved certain changes to the Financial Square Federal Fund’s (the “Fund”) investment strategies. These changes narrowed the range of investments in government securities in which the Fund may invest. As part of these changes, the Trustees also approved a change in the Fund’s name to the “Goldman Sachs Financial Square Treasury Solutions Fund.” The changes took effect after the close of business on September 30, 2015, which is after the reporting period.

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Other than items previously discussed, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Federal Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	18,861,857,769	26,938,907,037
Reinvestment of distributions	475,267	419,866
Shares redeemed	(17,962,709,303)	(25,998,026,372)
	899,623,733	941,300,531
FST Select Shares
Shares sold	76,131,751	83,211,601
Reinvestment of distributions	2,087	3,809
Shares redeemed	(101,922,099)	(172,402,827)
	(25,788,261)	(89,187,417)
FST Preferred Shares
Shares sold	157,068,380	206,256,762
Reinvestment of distributions	2,432	2,841
Shares redeemed	(168,566,686)	(206,862,529)
	(11,495,874)	(602,926)
FST Capital Shares
Shares sold	221,262,990	243,363,002
Reinvestment of distributions	17	193
Shares redeemed	(173,889,259)	(249,691,927)
	47,373,748	(6,328,732)
FST Administration Shares
Shares sold	666,400,848	719,959,210
Reinvestment of distributions	10,964	10,121
Shares redeemed	(679,603,013)	(735,432,532)
	(13,191,201)	(15,463,201)
FST Premier Shares
Shares sold	—	773,649,546
Reinvestment of distributions	471	60,131
Shares redeemed	(17,833,415)	(1,893,415,173)
	(17,832,944)	(1,119,705,496)
FST Service Shares
Shares sold	2,344,631,092	2,370,847,820
Reinvestment of distributions	10,863	11,727
Shares redeemed	(2,425,243,543)	(2,443,702,143)
	(80,601,588)	(72,842,596)
FST Resource Shares
Shares sold	—	2
Reinvestment of distributions	—	—
Shares redeemed	—	(2)
	—	—
FST Cash Management Shares
Shares sold	334,531,352	199,240,015
Reinvestment of distributions	—	—
Shares redeemed	(277,620,535)	(156,664,851)
	56,910,817	42,575,164
NET INCREASE (DECREASE) IN SHARES	854,998,430	(320,254,673)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	205,637,903,177	156,658,032,027
Reinvestment of distributions	1,044,634	743,903
Shares redeemed	(197,955,201,301)	(156,340,240,050)
	7,683,746,510	318,535,880
FST Select Shares
Shares sold	1,681,253,719	360,303,604
Reinvestment of distributions	9,981	6,354
Shares redeemed	(1,579,610,687)	(404,855,139)
	101,653,013	(44,545,181)
FST Preferred Shares
Shares sold	1,220,612,938	1,031,650,452
Reinvestment of distributions	7,693	9,854
Shares redeemed	(1,237,959,206)	(1,070,324,392)
	(17,338,575)	(38,664,086)
FST Capital Shares
Shares sold	3,548,052,037	4,463,243,987
Reinvestment of distributions	59,413	22,930
Shares redeemed	(3,487,087,899)	(3,761,614,575)
	61,023,551	701,652,342
FST Administration Shares
Shares sold	8,574,864,084	8,593,608,728
Reinvestment of distributions	7,416	9,712
Shares redeemed	(8,593,973,378)	(8,637,878,572)
	(19,101,878)	(44,260,132)
FST Premier Shares
Shares sold	—	10,032,072
Reinvestment of distributions	—	341
Shares redeemed	—	(15,447,078)
	—	(5,414,665)
FST Service Shares
Shares sold	1,726,884,742	2,152,872,829
Reinvestment of distributions	4,868	4,378
Shares redeemed	(1,634,941,770)	(2,037,638,719)
	91,947,840	115,238,488
FST Resource Shares
Shares sold	—	1
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	1
FST Cash Management Shares
Shares sold	3,057	1
Reinvestment of distributions	—	—
Shares redeemed	(10)	(1)
	3,047	—
NET INCREASE IN SHARES	7,901,933,508	1,002,542,647

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	411,191,154,559	395,121,436,935
Reinvestment of distributions	12,708,992	8,081,552
Shares redeemed	(404,986,225,057)	(393,647,389,401)
	6,217,638,494	1,482,129,086
FST Select Shares
Shares sold	6,392,022,858	2,890,786,282
Reinvestment of distributions	682,769	49,573
Shares redeemed	(5,002,961,577)	(2,541,445,195)
	1,389,744,050	349,390,660
FST Preferred Shares
Shares sold	889,830,559	538,112,495
Reinvestment of distributions	4,637	4,555
Shares redeemed	(839,182,179)	(516,101,578)
	50,653,017	22,015,472
FST Capital Shares
Shares sold	717,653,705	81,904,081
Reinvestment of distributions	6,126	2,428
Shares redeemed	(552,929,140)	(89,739,926)
	164,730,691	(7,833,417)
FST Administration Shares
Shares sold	1,283,121,797	1,028,418,910
Reinvestment of distributions	16,469	15,457
Shares redeemed	(1,129,595,021)	(1,089,452,747)
	153,543,245	(61,018,380)
FST Premier Shares
Shares sold	—	59,978,099
Reinvestment of distributions	—	2,136
Shares redeemed	—	(90,314,269)
	—	(30,334,034)
FST Service Shares
Shares sold	176,633,158	194,414,511
Reinvestment of distributions	1,080	1,247
Shares redeemed	(176,531,609)	(213,996,460)
	102,629	(19,580,702)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	13,202,769	1
Reinvestment of distributions	227	—
Shares redeemed	(5,162,826)	(1)
	8,040,170	—
NET INCREASE IN SHARES	7,984,452,296	1,734,768,685

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	69,161,619,441	90,012,682,549
Reinvestment of distributions	1,073,818	919,537
Shares redeemed	(70,885,373,477)	(92,418,541,149)
	(1,722,680,218)	(2,404,939,063)
FST Select Shares
Shares sold	442,506,580	658,501,926
Reinvestment of distributions	8,869	12,046
Shares redeemed	(472,513,053)	(751,988,808)
	(29,997,604)	(93,474,836)
FST Preferred Shares
Shares sold	3,694,122,718	3,313,293,267
Reinvestment of distributions	26,507	7,953
Shares redeemed	(3,469,610,401)	(3,432,074,804)
	224,538,824	(118,773,584)
FST Capital Shares
Shares sold	409,646,264	590,071,559
Reinvestment of distributions	4,613	4,300
Shares redeemed	(377,999,128)	(620,257,709)
	31,651,749	(30,181,850)
FST Administration Shares
Shares sold	10,673,725,644	9,186,339,080
Reinvestment of distributions	22,830	22,303
Shares redeemed	(10,424,704,689)	(10,121,785,671)
	249,043,785	(935,424,288)
FST Premier Shares
Shares sold	1	8
Reinvestment of distributions	—	—
Shares redeemed	—	(4)
	1	4
FST Service Shares
Shares sold	9,927,354,265	9,646,938,638
Shares converted from Class B Shares(a)	2,125,755	250,389
Reinvestment of distributions	60,764	63,746
Shares redeemed	(10,090,976,848)	(9,476,045,834)
	(161,436,064)	171,206,939
FST Class B Shares(a)
Shares sold	140,281	986,302
Shares converted to Service Shares	(2,125,755)	(250,389)
Reinvestment of distributions	27	265
Shares redeemed	(1,213,401)	(1,698,837)
	(3,198,848)	(962,659)
FST Class C Shares
Shares sold	9,406,529	8,257,310
Reinvestment of distributions	1,915	2,040
Shares redeemed	(10,360,943)	(10,494,655)
	(952,499)	(2,235,305)
FST Resource Shares
Shares sold	128,972,371	127,042,191
Reinvestment of distributions	7,548	8,742
Shares redeemed	(135,480,663)	(140,323,875)
	(6,500,744)	(13,272,942)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET DECREASE IN SHARES	(1,419,531,618)	(3,428,057,584)

(a)	FST Class B Shares were converted to FST Service Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt California Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	767,440,757	393,562,937
Reinvestment of distributions	17,060	12,302
Shares redeemed	(763,955,972)	(230,151,554)
	3,501,845	163,423,685
FST Administration Shares
Shares sold	755,852	544,834,816
Reinvestment of distributions	34	20,450
Shares redeemed	(2,055,714)	(768,510,525)
	(1,299,828)	(223,655,259)
FST Service Shares
Shares sold	290	250
Reinvestment of distributions	—	—
Shares redeemed	(290)	(250)
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	2,202,017	(60,231,574)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt New York Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	339,711,990	185,491,190
Reinvestment of distributions	13,410	2,839
Shares redeemed	(372,389,994)	(80,864,339)
	(32,664,594)	104,629,690
FST Administration Shares
Shares sold	—	434,034,670
Reinvestment of distributions	118	13,236
Shares redeemed	(2,213,293)	(559,664,405)
	(2,213,175)	(125,616,499)
FST Service Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET DECREASE IN SHARES	(34,877,769)	(20,986,809)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Free Money Market Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	15,916,643,332	13,831,992,976
Reinvestment of distributions	224,319	442,703
Shares redeemed	(16,187,333,138)	(13,368,263,921)
	(270,465,487)	464,171,758
FST Select Shares
Shares sold	225,825,811	370,536,415
Reinvestment of distributions	15,405	37,939
Shares redeemed	(299,491,215)	(301,392,770)
	(73,649,999)	69,181,584
FST Preferred Shares
Shares sold	34,907,030	19,796,980
Reinvestment of distributions	509	1,399
Shares redeemed	(43,631,447)	(23,508,818)
	(8,723,908)	(3,710,439)
FST Capital Shares
Shares sold	95,151,129	23,054,743
Reinvestment of distributions	298	132
Shares redeemed	(78,092,794)	(20,836,175)
	17,058,633	2,218,700
FST Administration Shares
Shares sold	463,915,678	650,813,639
Reinvestment of distributions	2,239	3,237
Shares redeemed	(512,003,840)	(629,084,081)
	(48,085,923)	21,732,795
FST Premier Shares
Shares sold	—	1,817,279,797
Reinvestment of distributions	37	70,099
Shares redeemed	(1,857,274)	(2,387,712,079)
	(1,857,237)	(570,362,183)
FST Service Shares
Shares sold	169,368,992	194,151,725
Reinvestment of distributions	872	1,341
Shares redeemed	(163,607,199)	(144,127,850)
	5,762,665	50,025,216
FST Resource Shares
Shares sold	21,168,023	28,760,097
Reinvestment of distributions	646	3,470
Shares redeemed	(25,882,659)	(42,597,906)
	(4,713,990)	(13,834,339)
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(384,675,246)	19,423,092

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	110,075,364,816	102,653,635,935
Reinvestment of distributions	260,516	224,794
Shares redeemed	(107,151,473,696)	(96,866,051,069)
	2,924,151,636	5,787,809,660
FST Select Shares
Shares sold	341,563,593	2,009,118,576
Reinvestment of distributions	1,190	3,067
Shares redeemed	(454,486,171)	(2,040,643,702)
	(112,921,388)	(31,522,059)
FST Preferred Shares
Shares sold	417,407,771	472,491,619
Reinvestment of distributions	282	416
Shares redeemed	(427,710,336)	(539,556,724)
	(10,302,283)	(67,064,689)
FST Capital Shares
Shares sold	1,592,772,320	820,889,328
Reinvestment of distributions	2,724	1,545
Shares redeemed	(1,402,897,479)	(822,690,784)
	189,877,565	(1,799,911)
FST Administration Shares
Shares sold	5,528,070,349	3,631,343,478
Reinvestment of distributions	8,853	6,360
Shares redeemed	(4,657,953,847)	(3,751,835,703)
	870,125,355	(120,485,865)
FST Premier Shares
Shares sold	1,225,126	548,207,732
Reinvestment of distributions	13	2,888
Shares redeemed	(3,892,090)	(906,481,532)
	(2,666,951)	(358,270,912)
FST Service Shares
Shares sold	563,884,438	698,987,065
Reinvestment of distributions	536	820
Shares redeemed	(506,817,396)	(744,629,806)
	57,067,578	(45,641,921)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE IN SHARES	3,915,331,512	5,163,024,303

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

FST Shares
Shares sold	83,027,774,903	70,855,295,077
Reinvestment of distributions	470,494	296,282
Shares redeemed	(83,091,755,213)	(65,031,977,470)
	(63,509,816)	5,823,613,889
FST Select Shares
Shares sold	485,570,090	542,669,116
Reinvestment of distributions	11,267	12,510
Shares redeemed	(596,401,590)	(452,316,559)
	(110,820,233)	90,365,067
FST Preferred Shares
Shares sold	1,143,988,026	1,858,824,195
Reinvestment of distributions	8,104	6,256
Shares redeemed	(1,128,953,751)	(1,800,081,699)
	15,042,379	58,748,752
FST Capital Shares
Shares sold	1,048,118,763	633,685,770
Reinvestment of distributions	15,924	13,504
Shares redeemed	(962,257,750)	(594,689,994)
	85,876,937	39,009,280
FST Administration Shares
Shares sold	7,111,895,286	7,844,355,823
Reinvestment of distributions	27,807	25,689
Shares redeemed	(7,635,989,238)	(7,277,617,438)
	(524,066,145)	566,764,074
FST Premier Shares
Shares sold	—	67,546,332
Reinvestment of distributions	12	4,578
Shares redeemed	(947,116)	(164,258,057)
	(947,104)	(96,707,147)
FST Service Shares
Shares sold	3,501,209,615	3,781,840,376
Reinvestment of distributions	15,650	16,326
Shares redeemed	(3,476,071,679)	(3,928,122,177)
	25,153,586	(146,265,475)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(573,270,396)	6,335,528,440

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at August 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2015

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2015 (Unaudited)

As a shareholder of FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class C, FST Resource or FST Cash Management Shares of a Fund you incur two types of cost: (1) transaction costs, including contingent deferred sales charges (with respect to FST Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or shareholder administration fees (with respect to all share classes except FST Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class C, FST Resource or FST Cash Management Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 through August 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
FST Shares
Actual	$1,000.00	$1,000.03		$0.55	$1,000.00	$1,000.04		$0.81	$1,000.00	$1,000.53		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,024.30	+	0.92
FST Select Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.38		1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,024.15	+	1.07
FST Preferred Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.06		1.36
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,023.84	+	1.38
FST Capital Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.03		1.41
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,023.79	+	1.43
FST Administration Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.03		1.41
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,023.79	+	1.43
FST Premier Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.03		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,024.30	+	0.92
FST Service Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.03		1.36
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,023.84	+	1.38
FST Resource Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.03		0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,024.30	+	0.92
FST Cash Management Shares
Actual	1,000.00	1,000.03		0.55	1,000.00	1,000.03		0.81	1,000.00	1,000.03		1.41
Hypothetical (5% return before expenses)	1,000.00	1,024.65	+	0.56	1,000.00	1,024.40	+	0.82	1,000.00	1,023.79	+	1.43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2015 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt California				Tax-Exempt New York
Share Class	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
FST Shares
Actual	$1,000.00	$1,000.22		$0.91	$1,000.00	$1,000.03		$0.40	$1,000.00	$1,000.03		$0.45
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.80	+	0.41	1,000.00	1,024.75	+	0.46
FST Select Shares
Actual	1,000.00	1,000.10		1.01	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.20	+	1.02	N/A	N/A		N/A	N/A	N/A		N/A
FST Preferred Shares
Actual	1,000.00	1,000.05		1.06	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	N/A	N/A		N/A	N/A	N/A		N/A
FST Capital Shares
Actual	1,000.00	1,000.05		1.06	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	N/A	N/A		N/A	N/A	N/A		N/A
FST Administration Shares
Actual	1,000.00	1,000.05		1.06	1,000.00	1,000.03		0.40	1,000.00	1,000.03		0.45
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	1,000.00	1,024.80	+	0.41	1,000.00	1,024.75	+	0.46
FST Premier Shares
Actual	1,000.00	1,000.05		0.91	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	N/A	N/A		N/A	N/A	N/A		N/A
FST Service Shares
Actual	1,000.00	1,000.05		1.06	1,000.00	1,000.03		0.40	1,000.00	1,000.03		0.45
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	1,000.00	1,024.80	+	0.41	1,000.00	1,024.75	+	0.46
FST Class C Shares
Actual	1,000.00	1,000.05		1.06	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	N/A	N/A		N/A	N/A	N/A		N/A
FST Resource Shares
Actual	1,000.00	1,000.05		1.06	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.15	+	1.07	N/A	N/A		N/A	N/A	N/A		N/A
FST Cash Management Shares
Actual	1,000.00	1,000.05		0.91	1,000.00	1,000.03		0.40	1,000.00	1,000.03		0.45
Hypothetical (5% return before expenses)	1,000.00	1,024.30	+	0.92	1,000.00	1,024.80	+	0.41	1,000.00	1,024.75	+	0.46

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2015 (Unaudited) (continued)

	Tax-Free Money Market Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
FST Shares
Actual	$1,000.00	$1,000.03		$0.45	$1,000.00	$1,000.01		$0.35	$1,000.00	$1,000.03		$0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Select Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Preferred Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Capital Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Administration Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Premier Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Service Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Resource Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56
FST Cash Management Shares
Actual	1,000.00	1,000.03		0.45	1,000.00	1,000.01		0.35	1,000.00	1,000.03		0.55
Hypothetical (5% return before expenses)	1,000.00	1,024.75	+	0.46	1,000.00	1,024.85	+	0.36	1,000.00	1,024.65	+	0.56

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Class C Shares	FST Resource Shares	FST Cash Management Shares
Federal	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	N/A	0.11%	0.11%
Government	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	N/A	0.16%	0.16%
Money Market	0.18%	0.21%	0.27%	0.28%	0.28%	0.18%	0.27%	N/A	0.18%	0.28%
Prime Obligations	0.18%	0.20%	0.21%	0.21%	0.21%	0.18%	0.21%	0.21%	0.21%	0.18%
Tax-Exempt California	0.08%	N/A	N/A	N/A	0.08%	N/A	0.08%	N/A	N/A	0.08%
Tax-Exempt New York	0.09%	N/A	N/A	N/A	0.09%	N/A	0.09%	N/A	N/A	0.09%
Tax-Free Money Market	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	0.09%	N/A	0.09%	0.09%
Treasury Instruments	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	N/A	0.07%	0.07%
Treasury Obligations	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	N/A	0.11%	0.11%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (formerly, Goldman Sachs Financial Square Federal Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of groups of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a composite of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Financial Square Money Market Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor and transfer agent, to waive certain fees in order to maintain positive yields for the Funds and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on December 31, 2014. The Trustees also received information comparing the Financial Square Money Market Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment objectives and the credit parameters. They also considered the challenging yield environment in which the Funds have operated since 2009, and noted that the Investment Adviser had been able to maintain a stable net asset value and positive yield to meet the demand of the Funds’ investors, in many instances as the result of voluntary fee waivers and expense reimbursements. The Trustees noted that the Investment Adviser was expending substantial resources to respond to recent amendments to the regulatory regime for money market funds. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. They noted that the Investment Adviser and Goldman Sachs had taken a number of steps, including waiving management, distribution, service, administration and/or transfer agency fees (as applicable) and reimbursing expenses for the Funds in order to maintain positive yields. They also observed that the Investment Adviser was expending substantial resources to respond to recent amendments to the regulatory regime for money market funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2016.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	113	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	113	None
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	113	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	113	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2015, the Trust consisted of 99 portfolios (90 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 13 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Goldman Sachs Funds — Financial Square Funds — Tax Information (unaudited)

During the year ended August 31, 2015, 96.56%, 99.43%, and 97.77% of the distributions from net investment income paid by the Financial Square Tax-Exempt California, Tax-Exempt New York, and Tax-Free Money Market Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Federal, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Tax-Exempt New York, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds designate $6,640, $4,851, $102,800, $182,366, $6,396, $1,337, and $21,672 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2015.

During the year ended August 31, 2015, 100% of the net investment company taxable income distributions paid by the Financial Square Federal, Financial Square Government, Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of August 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 171460.MF.MED.TMPL/10/2015 FSQAR-15 / 72K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$393,839	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $506,839 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	November 5, 2015